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                                                                  EXHIBIT 10.192

                              LAKEWOOD TOWNE CENTER


                       AGREEMENT FOR PURCHASE AND SALE OF
                      REAL PROPERTY AND ESCROW INSTRUCTIONS


                               MBK NORTHWEST, LLC,
                     a Washington limited liability company


                                     Seller,


                                       and


                     INLAND REAL ESTATE ACQUISITIONS, INC.,
                             an Illinois corporation

                                      Buyer

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                                TABLE OF CONTENTS

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Section                                                                             Page
Number                                    Title                                     Number
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
1.       DEFINED TERMS...................................................................1

2.       PURCHASE PRICE..................................................................6

         2.1     Purchase Price..........................................................6
         2.2     Payment of Purchase Price...............................................6
         2.3     Earnest Money Deposit...................................................6
         2.4     Escrow and Leasing Agreement............................................7

3.       INSPECTION OF PROJECT BY BUYER..................................................7

         3.1     Building Inspection and Documents.......................................7
                 3.1.1     Title Commitment..............................................7
                 3.1.2     Survey........................................................7
                 3.1.3     Leases and Service Contracts..................................8
                 3.1.4     Schedule of Personal Property.................................8
                 3.1.5     Operating Statements and Budget...............................8
                 3.1.6     Rent Roll.....................................................8
                 3.1.7     Licenses and Permits..........................................8
                 3.1.8     Plans and Specifications......................................8
                 3.1.9     Tax and Utility Bills.........................................8
                 3.1.10    Soil Tests and Reports........................................8
                 3.1.11    Inspection Reports............................................8
                 3.1.12    Warranties and Guaranties.....................................8
                 3.1.13    Financial Statements..........................................8
                 3.1.14    Books and Records.............................................8
                 3.1.15    Government Reports, Correspondence and Notices................9
         3.2     Back-Up Information.....................................................9
         3.3     Return of Building Documents............................................9
         3.4     Assignment of Service Contracts.........................................9
         3.5     License to Enter........................................................9

4.       CONDITIONS TO CLOSING..........................................................10

         4.1     Buyer's Conditions to Closing..........................................10
                 4.1.1     Condition of Title...........................................10
                 4.1.2     Survey Approval and Recertification..........................11
                 4.1.3     Inspection Approval..........................................11
                 4.1.4     Due Diligence Approval.......................................11
                 4.1.5     Tenant Estoppels.............................................11
                 4.1.6     Seller's Deliveries..........................................12
                 4.1.7     Representations and Warranties...............................12
                 4.1.8     Seller's Authorization.......................................12
                 4.1.9     Title Policy.................................................12
                 4.1.10    No Material Change...........................................12
                 4.1.11    Seller's Covenants...........................................13
                 4.1.12    Election to Purchase.........................................13
                 4.1.13    Theatre Lease Amendment......................................13
                 4.1.14    Restrictive Use Declaration..................................13
         4.2     Failure of Conditions..................................................13
         4.3     Seller's Conditions....................................................14
                 4.3.1     Representations and Warranties...............................14
                 4.3.2     Buyer's Deliveries...........................................14
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                                       (i)
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Section                                                                             Page
Number                                    Title                                     Number
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
                 4.3.3     Authorization................................................14
                 4.3.4     Mutual Conditions............................................14
                 4.3.5     Seller's Title Policy........................................14
         4.4     Failure of Seller Conditions...........................................14

5.       COVENANTS......................................................................15

         5.1     Seller's Covenants.....................................................15
                 5.1.1     Leasing Activities...........................................15
                 5.1.2     New Contracts................................................16
                 5.1.3     Payment of Obligations.......................................16
                 5.1.4     Insurance....................................................16
                 5.1.5     Compliance with Laws.........................................16
                 5.1.6     Remove Liens.................................................16
                 5.1.7     Tenant Estoppels.............................................16
                 5.1.8     Operating Reports............................................17
                 5.1.9     Maintenance..................................................17
                 5.1.10    Personal Property............................................17
                 5.1.11    Completion of Construction...................................17
                 5.1.12    Cooperation with Buyer's Audit...............................17
         5.2     Buyer's Covenants......................................................17
                 5.2.1     Tenant Contacts..............................................17
                 5.2.2     Seller's Development Activities..............................17

6.       CLOSING........................................................................18

         6.1     Agreement to Constitute Escrow Instructions............................18
         6.2     Closing Date; Closing..................................................18
         6.3     Items to be Delivered by Seller........................................18
         6.4     Items to be Delivered by Buyer.........................................20
         6.5     Directions to Title Insurer............................................20
         6.6     Prorations and Other Adjustments.......................................20
         6.7     Items Not to be Prorated...............................................24
         6.8     Security Deposits......................................................24
         6.9     Possession.............................................................24
         6.10    Closing Costs..........................................................24
                 6.10.1    Seller's Closing Costs.......................................24
                 6.10.2    Buyer's Closing Costs........................................25
                 6.10.3    Other Closing Costs..........................................25

7.       WARRANTIES.....................................................................25

         7.1     Representations and Warranties of Seller...............................25
                 7.1.1     Leases.......................................................25
                 7.1.2     Rent Roll and Tenants........................................25
                 7.1.3     Authority....................................................26
                 7.1.4     Conformance with Laws........................................26
                 7.1.5     Building Documents...........................................26
                 7.1.6     No Bankruptcy Proceedings....................................26
                 7.1.7     No Default...................................................26
                 7.1.8     No Hazardous Wastes..........................................27
                 7.1.9     No Litigation................................................27
                 7.1.10    No Notices...................................................27
                 7.1.11    No Undisclosed Assessments...................................27
                 7.1.12    No Violation of Other Agreements.............................27
                 7.1.13    Operating Statements.........................................28
                 7.1.14    Project Construction.........................................28
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Section                                                                             Page
Number                                    Title                                     Number
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
                 7.1.15    Service Contracts............................................28
                 7.1.16    Utilities Available..........................................28
                 7.1.17    Zoning and Other Governmental Information....................28
                 7.1.18    Permits and Authorizations...................................28
                 7.1.19    No Purchase Rights...........................................28
         7.2     Representations and Warranties of Buyer................................29
                 7.2.1     Authority; Required Approvals................................29
                 7.2.2     No Conflicts.................................................29
         7.3     Survival of Representations and Warranties.............................29
         7.4     "AS IS"; "WHERE IS"....................................................29

8.       TERMINATION OF AGREEMENT.......................................................30

         8.1     Termination............................................................30
         8.2     Liquidated Damages.....................................................30

9.       REAL ESTATE COMMISSION.........................................................31

10.      ASSIGNMENT.....................................................................31

11.      MISCELLANEOUS..................................................................31

         11.1    Material Damage or Condemnation........................................31
         11.2    Attorneys' and Other Fees..............................................32
         11.3    Notices................................................................32
         11.4    Time of Essence........................................................33
         11.5    Waiver or Modification; Not Recordable.................................33
         11.6    Successors and Assigns; Survival; Joint and Several Liability..........33
         11.7    Number and Gender......................................................33
         11.8    Governing Law..........................................................34
         11.9    Construction...........................................................34
         11.10   Integration of Other Agreements........................................34
         11.11   Like-Kind Exchange.....................................................34
         11.12   Indemnification by Seller..............................................34
         11.13   Duplicate Originals; Counterparts......................................35
         11.14   Non-Waiver of Rights...................................................35
         11.15   Days...................................................................35
         11.16   Incorporation of Exhibits..............................................35
         11.17   IRS Form 1099-S........................................................36
         11.18   Further Assurances.....................................................36
         11.19   Merger.................................................................36
         11.20   Confidentiality........................................................36
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                                      (iii)
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Section                                                                              Page
Number                                     Title                                     Number
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
EXHIBITS:

Exhibit "A"   -   Assignment of Intangible Property
Exhibit "B"   -   Assignment of Leases
Exhibit "C"   -   Assignment of Service Contracts
Exhibit "D"   -   Bill of Sale
Exhibit "E"   -   Legal Description of Land
Exhibit "E-1" -   Site Plan
Exhibit "F"   -   Notice to Tenants
Exhibit "G"   -   Rent Roll
Exhibit "H"   -   Escrow and Leasing Agreement
Exhibit "I"   -   Tenant Estoppel
Exhibit "I-1" -   Seller Estoppel
Exhibit "J"   -   Statutory Warranty Deed
Exhibit "K"   -   Affidavit of Non-Foreign Person Status
Exhibit "L"   -   Certificate of Truth of Representations and Warranties (Seller)
Exhibit "L-1" -   Certificate of Truth of Representations and Warranties (Buyer)
Exhibit "M"   -   Restrictive Use Declaration
Exhibit "N"   -   Theatre Lease Amendment
Exhibit "O"   -   Master Lease
Schedule 7.1.1    Unleased Space
Schedule 7.1.2    Unfinished/Defective Tenant Improvements
Schedule 7.1.8    Environmental Matters
Schedule 7.1.9    Litigation
Schedule 7.1.18   Permits, Authorizations
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                                      (iv)
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                       AGREEMENT FOR PURCHASE AND SALE OF
                      REAL PROPERTY AND ESCROW INSTRUCTIONS
                             (Lakewood- Power Center)

          THIS AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of May ___, 2004, by and between MBK NORTHWEST, LLC, a Washington limited liability company ("Seller"), and, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Buyer"), with reference to the following facts;

          A. Seller owns the "Project" (defined in SECTION 1 below) which consists of that certain shopping center consisting of approximately five hundred seventy-eight thousand eight hundred forty-three (578,843) square feet of GLA (defined below) that constitutes a portion of a mixed use retail/office area commonly known as Lakewood Towne Center located in the City of Lakewood, County of Pierce, State of Washington and is depicted in the Site Plan attached hereto as EXHIBIT "E-1" (the "Site Plan"). The Project is referred to by Seller as the "Power Center" portion of Lakewood Towne Center. Seller also owns the "Neighborhood Center" (defined below) that is a part of Lakewood Towne Center but is NOT a part of the Project and other portions of Lakewood Towne Center are owned by Target Corporation (which owns the "Target Parcel") and The Hudesman Estate (which owns the "Marshalls Parcel").

          B. Seller hereby agrees to sell, transfer, assign and convey the Project to Buyer, and Buyer agrees to purchase the Project from Seller, in accordance with the terms, provisions and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the Project, on the following terms and conditions:

                                1. DEFINED TERMS

          For the purposes of this Agreement defined terms, as indicated by initial capital letters, shall have the meanings set forth in this Agreement. The following terms shall have the meanings indicated in this Article 1:

          ASSIGNMENT OF INTANGIBLE PROPERTY. "Assignment of Intangible Property" shall mean an assignment of the Intangible Property executed by Seller in favor of Buyer in the form of EXHIBIT "A" attached hereto.

          ASSIGNMENT OF LEASES. "Assignment of Leases" shall mean an assignment of the Leases executed by Seller in favor of Buyer, together with an assumption of the Leases executed by Buyer in favor of Seller, in the form of EXHIBIT "B" attached hereto.

          ASSIGNMENT OF SERVICE CONTRACTS. "Assignment of Service Contracts" shall mean an assignment of the Service Contracts (and certain other agreements, documents, and rights) executed by Seller in favor of Buyer, together with an assumption of the Service Contracts executed by Buyer in favor of Seller, in the form of EXHIBIT "C" attached hereto.

          BASIC RENT ROLL. "Basic Rent Roll" shall mean a "Rent Roll" (defined below) containing data effective as of April 30, 2004. Bill of Sale.

          BILL OF SALE. "Bill of Sale" shall mean a bill of sale conveying the Personal Property executed by Seller in favor of Buyer in the form of EXHIBIT "D" attached hereto.

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          BUILDING DOCUMENTS. "Building Documents" shall have the meaning set forth in SECTION 3.1.

          BUYER'S CONDITIONS. "Buyer's Conditions" shall have the meaning set forth in SECTION 4.1.

          BUYER'S TERMINATION NOTICE. "Buyer's Termination Notice" shall have the meaning set forth in SECTION 4.1.12.

          CAM CHARGES. "CAM Charges" shall have the meaning set forth in SECTION 6.6.1.6.

          CAM ESTIMATES. "CAM Estimates" shall have the meaning set forth in
SECTION 6.6.1.6.

          CHICAGO TITLE. "Chicago Title" shall mean Chicago Title Insurance Company.

          CLOSING. "Closing" shall mean the recordation of the Deed in the Auditor's Records of Pierce County, Washington, and the delivery of the other documents required to be delivered hereunder and the payment by Buyer to Seller of the Purchase Price for the Project.

          CLOSING DATE. "Closing Date" shall mean the date on which the Closing occurs pursuant to SECTION 6.2 hereof.

          CLOSING OFFICE. "Closing Office" shall mean the offices of the Escrow Holder, or such other place as Buyer and Seller shall designate.

          CONTRACT PERIOD. "Contract Period" shall mean the period commencing upon the Effective Date and ending upon the first to occur of the Closing or the termination of this Agreement.

          COREA. "COREA" shall mean that certain Restated and Amended Construction, Operation and Reciprocal Easement Agreement dated as of June 27, 2001, and recorded in the Official Records of the Pierce County Auditor under Recording No. 200106290842, as amended by that certain First Amendment to Restated and Amended Construction, Operation and Reciprocal Easement Agreement dated as of October 19, 2001, and recorded in the Official Records of the Pierce County Auditor under Recording No. 200110190305.

          DEED. "Deed" shall mean a special warranty deed conveying the Land and the Improvements, executed and acknowledged by Seller in favor of Buyer, in the form of EXHIBIT "I" attached hereto.

          EARNEST MONEY DEPOSIT. "Earnest Money Deposit" shall have the meaning specified in SECTION 2.3.

          EFFECTIVE DATE. "Effective Date" shall mean the date this Agreement has been executed by Seller and Buyer, a fully executed copy thereof has been delivered to Escrow Holder and Escrow Holder has delivered a fully executed copy of this Agreement to Seller and Buyer.

          END OF THE INSPECTION PERIOD. "End of the Inspection Period" shall mean June 2, 2004.

          ENVIRONMENTAL REPORTS. "Environmental Reports" shall have the meaning set forth in SECTION 7.1.8.

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          ESCROW HOLDER. "Escrow Holder" shall mean the Chicago, Illinois, office of Chicago Title Insurance Company, which office is located at 171 N. Clark, Chicago, Illinois 60601 (Attention: Nancy Castro).

          ESCROW AND LEASING AGREEMENT. "Escrow and Leasing Agreement" shall mean that certain agreement referenced in SECTION 2.4 of this Agreement with respect to certain unleased space, certain leased but unoccupied space within the Project, the Theatre Related Improvements and the costs related thereto, which Agreement shall be substantially in the form attached hereto as EXHIBIT "H."

          EXCEPTION DOCUMENTS. "Exception Documents" shall mean the documents referred to in the Title Commitment creating exceptions to title or encumbrances against the Project.

          GLA. "GLA" shall mean the gross leasable area of the space being measured as measured from the outside of exterior walls or the center of any common walls, as the case may be, without deduction for columns or other structural elements within the space being measured. The Leases provide for certain exclusions from the calculation of GLA of the Project.

          HAZARDOUS SUBSTANCES. "Hazardous Substances" shall have the meaning set forth in SECTION 7.1.8.

          IMPROVEMENTS. "Improvements" shall mean all buildings, structures, parking lots, signs, walkways, fixtures and equipment, landscaping, apparatus and appliances, water banks and channels, if any, and all other improvements located at or on or affixed to the Land, except for any fixtures and equipment owned by Tenants.

          INSPECTION PERIOD. "Inspection Period" shall mean the period of time commencing on the later of (i) the date the Building Documents have been delivered to Buyer, and (ii) the Effective Date, and ending on the End of the Inspection Period.

          INTANGIBLE PROPERTY. "Intangible Property" shall mean all licenses, permits, certificates of occupancy, Tenant files, and to the extent transferable by Seller, warranties and guaranties, all awards hereafter made or to be made to Seller relating to the Land or the Improvements or any part thereof by reason of a taking by eminent domain or conveyance in lieu thereof, and all similar items owned by Seller and used or designed for use in connection with the Project, including without limitation plans, specifications, maps, drawings, and other similar documents and/or items relating to the Project, as well as Seller's non-exclusive right, if any, to use the words "Lakewood Towne Center" in connection with the Project.

          LAND. "Land" shall mean all that certain land described in EXHIBIT "E" attached hereto, together with all appurtenances thereto, including, without limitation, all easements and rights to use adjacent properties, any land lying in the bed of any street, road or avenue, open or proposed, in front of, within or adjoining or adjacent to the land described in EXHIBIT "E".

          LEAD TENANTS. "Lead Tenants" shall mean the Tenants using the following trade names at the Project: Gottschalk's, G.I. Joes, Barnes & Noble, Bed Bath & Beyond, Dollar Store, Office Depot, Burlington Coat Factory, PetsMart, Loews Cineplex Odeon Theatre, 24 Hour Fitness, Ross Dress for Less, Old Navy, Michaels, Old Country Buffet and Pier 1 Imports.

          LEASE. "Lease" shall mean each of the leases for space within the Project (other than temporary or seasonal tenancies), all of which are listed on the Rent Roll.

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          LEASING GUIDELINES. "Leasing Guidelines" shall mean the leasing parameters set forth on EXHIBIT "B" to the Escrow and Leasing Agreement attached hereto as EXHIBIT "H."

          LEGAL LOTS. "Legal Lots" shall have the meaning set forth in SECTION 4.1.16.

          MASTER LEASE. "Master Lease" shall mean that certain agreement referenced in SECTION 2.4 of this Agreement with respect to certain unleased space and certain leased but unoccupied space within the Project and the costs related thereto, which Agreement shall be in the form attached hereto as EXHIBIT "O."

          NEIGHBORHOOD CENTER. "Neighborhood Center" means that certain real property owned by Seller and located adjacent to the Project but is NOT part of the Project, as shown on the Site Plan.

          NOTICES TO TENANTS. "Notices to Tenants" shall mean notices to each Tenant substantially in the form of EXHIBIT "F" attached hereto, completed and executed by Seller as of the Closing Date.

          ORREA. ORREA shall mean that certain Operation, Restriction and Reciprocal Easement Agreement dated as of May 10, 1988, and recorded in the Official Records of the Pierce County Auditor under Recording No. 8805100535, as amended by that certain Amendment No. 1 to Operation, Restriction and Reciprocal Easement Agreement dated as of July 6, 1989, and recorded in the Official Records of the Pierce County Auditor under Recording No. 8907140366, Second Amendment to Operation, Restriction and Reciprocal Easement Agreement dated March, 1991, and recorded in the Official Records of the Pierce County Auditor under Recording No. 9106270353, Third Amendment to Operation, Restriction and Reciprocal Easement Agreement dated September 26, 1997, and recorded in the Official Records of the Pierce County Auditor under Recording No. 9902180168, Fourth Amendment to Operation, Restriction and Reciprocal Easement Agreement dated as of June 26, 2001, and recorded in the Official Records of the Pierce County Auditor under Recording No. 200106290843, and Fifth Amendment to Operation, Restriction and Reciprocal Easement Agreement dated as of October 19, 2001, and recorded in the Official Records of the Pierce County Auditor under Recording No. 200110190304.

          PERMITTED TIDE EXCEPTIONS. "Permitted Title Exceptions" shall have the meaning set forth in SECTION 4.1.1.

          PERSONAL PROPERTY. "Personal Property" shall mean all tools, equipment, supplies, fixtures not deemed to be or constituting realty, furniture, furnishings and all other items of personal property owned by Seller and that are used in connection with the ownership or operation of the Project. A list of the Personal Property is to be attached to the Bill of Sale.

          PLANS AND SPECIFICATIONS. "Plans and Specifications" shall mean the plans and specifications for the Project, including as-built drawings and specifications for the Improvements to the extent in Seller's possession or control.

          PROJECT. "Project" shall mean all of Seller's right, title and interest in and to the Land, the Improvements, the Intangible Property, the Service Contracts, the Personal Property and the Leases, collectively, and any and all rights appurtenant thereto. The Project does not include certain other real property owned by Seller in the vicinity of the Project, which also constitute portions of Lakewood Towne Center.

          PURCHASE PRICE. "Purchase Price" shall have the meaning set forth in
SECTION 2.1 below.

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          REAL ESTATE TAX AFFIDAVIT. "Real Estate Tax Affidavit" shall have the meaning set forth in SECTION 6.3.15.

          READERBOARD SIGN CONTRACT. "Readerboard Sign Contract" shall mean that certain Rental Agreement with Tube Art Displays, Inc. dated December 10, 2001 relating to the electronic readerboard located on Bridgeport Way adjacent to the Project.

          RENT ROLL. "Rent Roll" shall mean a schedule setting forth various particulars respecting each Lease and any temporary or seasonal tenancies, including the information set forth on EXHIBIT "G" attached hereto.

          RESTRICTIVE USE DECLARATION. "Restrictive Use Declaration" shall have the meaning set forth in SECTION 4.1.14, which Declaration shall be substantially in the form attached hereto as EXHIBIT "M."

          SELLER ESTOPPEL. "Seller Estoppel" shall mean a certification duly executed by Seller, in the form of EXHIBIT "I-1" attached hereto.

          SELLER'S CONDITIONS. "Seller's Conditions" shall have the meaning set forth in SECTION 4.3.

          SERVICE CONTRACTS. "Service Contracts" shall mean any and all currently effective written or oral service, maintenance, janitorial, HVAC, landscaping, trash removal, parking lot maintenance, parking, brokerage, leasing commission, advertising or other contracts, arrangements or agreements affecting the Project (other than Leases).

          SELLER'S TITLE POLICY. "Seller's Title Policy" shall mean a policy of title insurance comparable to the Title Policy naming Seller as the insured with respect to the transaction contemplated hereunder.

          SUBSEQUENT LEASING PERIOD. "Subsequent Leasing Period" shall mean the period between the Closing Date and the last day of the eighteenth (18th) full calendar month thereafter.

          SURVEY. "Survey" shall mean an ALTA survey of the Land and the Improvements.

          TENANT. "Tenant" shall mean a lessee of a portion of the Project pursuant to a Lease.

          TENANT ESTOPPEL. "Tenant Estoppel" shall mean a certification duly executed by a Tenant, in the form of EXHIBIT "I" attached hereto or such other form, if any, as the Tenant is required to deliver under its Lease.

          THEATRE RELATED IMPROVEMENTS. "Theatre Related Improvements" shall mean the remodeling of the Loew's Cineplex Odeon premises front exterior facade and demolition of the adjoining food court space and construction of an exterior paved parking area in lieu thereof pursuant to plans and specifications to be prepared by Seller and approved by Buyer, which approval shall not be unreasonably withheld, conditioned or delayed.

          TITLE COMMITMENT. "Title Commitment" shall mean a binder, preliminary title report or commitment issued by the Title Insurer (and Chicago Title with respect to co-insurance) to Buyer providing for the issuance, at the Closing, to Buyer of the Title Policy.

          TITLE INSURER. "Title Insurer" shall mean Transnation Title Insurance Company, Inc., whose address is 6111 100 Street SW, Lakewood, Washington 98499 (Attention: Mr. Gregg Colbo).

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          TITLE POLICY. "Title Policy" shall mean an ALTA (extended coverage)
Owner's Policy of Title Insurance (including mechanic's lien coverage) (Form B-1970), dated the date and time of Closing and with liability in the amount of the Purchase Price, insuring Buyer as owner of good, marketable and indefeasible fee title to the Land and Improvements, subject only to the Permitted Title Exceptions, and including affirmative insurance (by endorsement or otherwise) that the property described therein (that is, the Land) is the same as is depicted on the Survey and that the Improvements are located thereon, and including such other endorsements as are required by Buyer after Buyer's review of the Survey and the Title Commitment. The Title Policy shall include co-insurance issued by Chicago Title for fifty-five percent (55%) of the Title Policy's coverage limits.

          TITLE COMMENT DATE. "Title Comment Date" shall have the meaning set forth in SECTION 4.1.1.

          WORK IN PROCESS. "Work in Process" shall mean, collectively, (i) completion of tenant improvements as required by the Escrow and Leasing Agreement, and (ii) the Theatre Related Improvements.


                                2. PURCHASE PRICE

          2.1     PURCHASE PRICE.

                  The purchase price for the Project (the "Purchase Price") shall be Eighty-One Million One Hundred Thousand Dollars ($81,100,000.00). Seller and Buyer agree that none of the Purchase Price is allocated to the Personal Property.

          2.2     PAYMENT OF PURCHASE PRICE.

                  The Purchase Price shall be payable all in cash (by same day federal funds wire transfer) at the Closing. Buyer shall deliver the Purchase Price to Escrow Holder by same day federal funds wire transfer on the scheduled Closing Date.

          2.3     EARNEST MONEY DEPOSIT.

                  Seller and Buyer agree to cause an escrow (the "Escrow") to be opened with the Escrow Holder. Within three (3) business days after the Effective Date, Buyer shall deposit with Escrow Holder One Million Dollars ($1,000,000) by wire transfer of immediately available funds (the "Deposit"). The Deposit, together with any interest earned thereon, shall be the "Earnest Money Deposit." If the Deposit is not timely made by the applicable date for such Deposit, then this Agreement shall automatically terminate and be of no further force or effect whatsoever. Any funds delivered to Escrow Holder, including without limitation the Deposit, shall be deposited by Escrow Holder in a money market fund or account, which pays interest or dividends, in Escrow Holder's name separate from Escrow Holder's personal or other business accounts. Interest accruing on the Earnest Money Deposit, if any, shall be held for the benefit of the party entitled to receive the Earnest Money Deposit, which party shall pay any income taxes thereon. If so directed by Buyer, the Deposit shall apply towards the payment of the Purchase Price. The taxpayer identification numbers of Seller and Buyer are set forth on the signature page of this Agreement. The Escrow shall be opened and maintained for the purpose of holding and disbursing monetary deposits and documents evidencing monetary amounts as directed by Buyer and Seller, and Escrow Holder is hereby directed to disburse funds held by Escrow Holder in accordance with the terms and provisions of this Agreement, or as otherwise directed in a writing signed by both Buyer and Seller. These instructions shall be irrevocable and shall supersede any conflicting provision in Escrow Holder's general conditions or in any escrow instructions executed upon Escrow Holder's request. The Earnest Money

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Deposit shall be subject to the provisions of ARTICLE 8 hereof. If this
Agreement is terminated by Buyer prior to the End of the Inspection Period, Escrow Holder shall return the Earnest Money Deposit, less Buyer's share of Escrow termination costs, to Buyer in accordance with Buyer's unilateral instructions.

          2.4     ESCROW AND LEASING AGREEMENT.

                  Seller and Buyer acknowledge that the Purchase Price is based, in part, on all of the GLA of the Project being leased and occupied by Tenants that have commenced payments of full base rent and common area charges and other additional rent payments pursuant to their respective leases. The current leased and occupancy level of the Project is, and on the Closing Date may be, less than all of the GLA of the Project and, accordingly, Seller and Buyer agree to enter into the Master Lease and Escrow and Leasing Agreement concurrently with the Closing. Pursuant to such Agreements, during the Subsequent Leasing Period Seller is to coordinate all leasing activities with respect to vacant space within the Project existing as of the Closing Date until Tenants for such space have commenced paying rent (the "Required Leasing Level"), including negotiation of leases and construction of tenant improvements. The amount to be deposited in the Escrow Account under the Escrow and Leasing Agreement shall be deposited into such Account on the Closing Date by Seller. The amount of the Escrow Account and the conditions for disbursement thereof will be set forth in the Escrow and Leasing Agreement.

                       3. INSPECTION OF PROJECT BY BUYER

          3.1     BUILDING INSPECTION AND DOCUMENTS.

                  Seller agrees to assist and cooperate with Buyer in obtaining access to the Project and documents relating thereto for the purpose of Buyer's inspection. Subject to any contractual rights of any Tenant to deny access to all or any portion of the Project, Seller agrees to provide Buyer and Buyer's agents, architects, engineers, other consultants and employees access to the Project to inspect each and every part thereof subject to the provisions of
SECTION 3.5 hereof. Buyer shall have the right, through Buyer's agents, consultants and employees, to contact the Tenants subject to (i) Buyer giving Seller prior written or telephonic notice of any meetings or telephone calls with Tenants and an opportunity for Seller or Seller's agents, consultants or employees to participate in any such meetings or telephone calls, (ii) Buyer promptly delivering to Seller copies of all correspondence or other written communications between Buyer and any Tenants, and (iii) upon request of Seller, Buyer advising Seller of the details of any material or significant telephone or other communications with Tenants.

                  To the extent Seller has not already done so, within three
(3) business days after the Effective Date, Seller shall deliver to Buyer copies of the Leases, Service Contracts, and the documents listed in SECTIONS 3.1.1, 3.1.2, 3.1.5, 3.1.6, 3.1.9 AND 3.1.10 below and Seller shall either deliver copies to Buyer, or make available to Buyer at the property management office at the Project, the other documents and records listed below relating to the Project (collectively "Building Documents") for Buyer to inspect (notwithstanding anything to the contrary set forth herein, Seller shall deliver copies of such items to Buyer upon Buyer's request that Seller do so if Seller can reasonably accommodate Buyer's request, rather than only making copies available for Buyer's review):

                  3.1.1 TITLE COMMITMENT. The Title Commitment together with legible copies of all recorded documents referenced therein.

                  3.1.2 SURVEY. The most recent ALTA survey of the Property (the "Existing Survey") in Seller's possession or control.

                  3.1.3 LEASES AND SERVICE CONTRACTS. Copies of all Leases and Service Contracts, as such documents may be amended. Seller shall make available for Buyer's review all pertinent correspondence relating to the Leases or Service Contracts, including any and all Tenant correspondence files and other similar items.

                  3.1.4 SCHEDULE OF PERSONAL PROPERTY. A current schedule of the Personal Property describing in detail the Personal Property. Seller also agrees to provide Buyer with an updated copy of the schedule with any changes thereto noted, recertified as of the Closing Date, which updated copy shall be attached as Schedule "D-1" to the Bill of Sale.

                  3.1.5 OPERATING STATEMENTS AND BUDGET. Income and expense statements for the Project for the period ending December 31, 2003, and monthly reports for periods thereafter, in each case prepared from the books and records of the Project; and the operating budget for the Project for the 2004 calendar year.

                  3.1.6 RENT ROLL. The most current Rent Roll available to Seller and Rent Rolls for calendar years 2002 and 2003.

                  3.1.7 LICENSES AND PERMITS. A list and copies of all zoning compliance and similar letters or documents regarding compliance with zoning and subdivision requirements, licenses, building and other permits and all certificates of occupancy and similar documents required in connection with the Project and/or the maintenance or operation thereof in the possession of, or reasonably available to, Seller.

                  3.1.8 PLANS AND SPECIFICATIONS. Copies of the Plans and Specifications to the extent in Seller's possession or control.

                  3.1.9 TAX AND UTILITY BILLS. Copies of (i) the current tax bill(s) or notice(s) affecting the Project, (ii) tax bills for calendar years 2002 and 2003, and (iii) any notices of proposed increases or changes in the assessed value of the Project. Copies of utility bills for the Project paid for by Seller are available for review by Buyer at the property manager's office at the Project.

                  3.1.10 SOIL TESTS AND REPORTS. Soil and geological tests and reports relating to the Project.

                  3.1.11 INSPECTION REPORTS. Inspection reports relating to or referring to the construction and/or maintenance of the Improvements, including environmental, asbestos, lead paint, termite, earthquake, engineering, ADA, architectural and similar reports to the extent in Seller's possession or control, including without limitation, the Environmental Reports listed in
SCHEDULE 7.1.8 hereto.

                  3.1.12 WARRANTIES AND GUARANTIES. Copies of any and all currently effective written warranties and/or guaranties pertaining to the landscaping, roofs, plumbing, mechanical, electrical and heating and air conditioning systems, parking lots and equipment that are part of the Project.

                  3.1.13 FINANCIAL STATEMENTS. Copies of financial statements, financial information, and other information concerning or relating to each Tenant to the extent in Seller's possession or control.

                  3.1.14 BOOKS AND RECORDS. Seller shall make available for Buyer's review and photocopying, all other books and records in Seller's possession or control covering the operations of the Project for periods commencing with calendar year 2002, including, without limitation, monthly operating statements, capital expenditure records, cash receipt journals, account receivable aging reports, occupancy reports, common area expense reconciliations, and any and all invoices, receipts, and other items relating to the operation, repair, maintenance or management of the Project.

                  3.1.15 GOVERNMENT REPORTS, CORRESPONDENCE AND NOTICES. Copies of (i) the most current report, if any, with respect to each part of the Project from each governmental body having jurisdiction over any part of the Project, and (ii) a list and copies of any notices of all building, health and safety violations with respect to the Project received by Seller since January 1, 2002.

          3.2     BACK-UP INFORMATION.

                  Seller shall deliver to Buyer or provide Buyer access to, within five (5) days, but in no event less than three (3) business days, following the written request of Buyer, such back-up information and documents relating to the operating records of Seller with respect to the Project which are reasonably necessary for the ownership, use, operation or management of the Project, and which are in the possession or reasonable control of Seller.

          3.3     RETURN OF BUILDING DOCUMENTS.

                  If this Agreement is terminated for any reason, Buyer shall use Buyer's good faith efforts to return to Seller the Building Documents that Buyer has received from or through Seller within ten (10) days following such termination.

          3.4     ASSIGNMENT OF SERVICE CONTRACTS.

                  Except for the Readerboard Sign Contract which shall be assumed by Buyer at the Closing, Buyer shall have the option with respect to each Service Contract to either (i) direct Seller to assign Seller's obligations thereunder to Buyer or (ii) direct Seller to terminate such Service Contract as of, or as soon as possible after, the Closing Date in accordance with the terms of the applicable Service Contract; provided, however, that Buyer's rights shall be further subject to the rights, if any, of other parties to any Service Contract to refuse to allow Seller to assign said Service Contract to Buyer. Any Service Contracts which are not to be assigned by Seller as herein provided shall be terminated by Seller as provided below in this SECTION 3.4, and Seller shall indemnify and hold Buyer harmless from and of any obligation, claim, demand, loss, liability, cause of action, cost and expense (including reasonable attorneys' fees), with respect to such Service Contracts, including any and all termination and other like fees, other than for matters relating to periods between the Closing Date and the date any Service Contracts are terminated as provided below. Buyer shall make its election with respect to termination of Service Contracts under this SECTION 3.4 at least seven (7) business days prior to the Closing with respect to any Service Contracts which Buyer directs Seller are to be terminated on, or as soon as possible after, the Closing Date. Seller leases a 2002 Ford F-150 vehicle (the "Ford F-150 Lease"). Seller shall retain the Ford F-150 lease and the vehicle.

          3.5     LICENSE TO ENTER.

                  Subject to the provisions of this SECTION 3.5, Seller hereby agrees that Buyer and/or Buyer's architects, engineers, agents, representatives, contractors and subcontractors (collectively, "Buyer's Inspecting Representatives") may enter upon the Project prior to the Closing in order to conduct reasonable engineering studies, environmental tests and studies, soil tests and other tests and studies provided that Buyer shall be responsible for any damage caused thereby to the Property and Buyer shall not disturb Tenants. Buyer shall be responsible for any liability, costs, claims, damage or injury caused by such entry and shall keep the Property free of any and all liens arising therefrom. Buyer shall indemnify and hold Seller harmless against such liability, costs, claims, demands, damage or injury. Buyer shall maintain commercial general liability insurance policies to cover their activities on the Project pursuant to this Section in the amount of $1,000,000. Buyer agrees to cause Seller to be named as an additional insured on the commercial general liability insurance policy maintained by

Buyer with respect to Buyer and Buyer's Inspecting Representatives who conduct physical inspections of the Project other than visual inspections of portions of the Project open generally to Tenants' customers. Buyer shall deliver to Seller evidence of compliance with such insurance requirements as requested by Seller prior to entering the Project for purposes requiring such insurance coverage. The provisions of this Section shall survive the Closing and the termination of this Agreement, as applicable. Buyer shall give Seller prior written or telephonic notice (including telephonic notice to Seller's on-site management office (253) 584-6191), and Seller shall have the right to reasonably approve the scheduling of: (1) access by Buyer and Buyer's Inspecting Representatives to any portions of the Project that are not open to Tenants' customers generally, and (2) any invasive testing.

                            4. CONDITIONS TO CLOSING

          4.1     BUYER'S CONDITIONS TO CLOSING.

                  Buyer's obligation to acquire the Project, and the Closing, shall, in addition to any other conditions set forth herein in favor of Buyer, be conditional and contingent upon the satisfaction, or waiver by Buyer in writing (in Buyer's sole and absolute discretion), on or before the applicable time period set forth below of each and all of the following conditions (collectively "Buyer's Conditions"):

                  4.1.1 CONDITION OF TITLE. Buyer shall have approved those covenants, conditions, restrictions, rights of way, easements, reservations, and other matters of record disclosed in (i) the Title Commitment and (ii) the Exception Documents. If Buyer disapproves of any matter disclosed in the Title Commitment or the Exception Documents, Buyer shall notify Seller of such disapproval no later than May 21, 2004 (the "Title Comment Date") (provided, however, that if the Title Commitment is supplemented or amended, Buyer shall have until the later of such date or seven (7) days after receipt of such supplement or amendment to disapprove of any new matters shown therein and further provided that any matters of record created or caused by Buyer shall be deemed approved by Buyer), and Seller shall have seven (7) days from receipt of such disapproval to agree to attempt to remove the disapproved matter; provided further however, if Buyer fails within such period to approve any matter disclosed in the Title Commitment or the Exception Documents, by written notice to Seller and Escrow Holder, then such matter shall be deemed disapproved by Buyer. The Title Comment Date shall be extended by one (1) day for each day of delay in delivering the Title Commitment, Existing Survey and Exception Documents to Buyer after the date three (3) business days after the Effective Date. Subject to Seller's obligations below under this SECTION 4.1.1 to remove certain monetary liens, Seller's agreement to attempt to remove such other disapproved items shall not be deemed an agreement by Seller to remove such disapproved items nor shall Seller's failure to remove such disapproved items, for any reason whatsoever, including, without limitation, that Seller is unable or unwilling to remove such matters, be considered or deemed a default by Seller under, or a breach by Seller of, the terms of this Agreement. If Seller is successful in removing all disapproved matters, the Title Commitment and Exception Documents shall then be deemed approved, and this contingency shall be satisfied. If Seller does not agree to attempt to remove all disapproved matters, or if Seller is not successful in removing all disapproved matters, Buyer shall have seven (7) days from the date Seller notifies Buyer in writing that Seller will not attempt to remove or cannot remove disapproved matters, if Seller does not agree to remove such disapproved matters, to either terminate this Agreement or agree to accept title to the Project subject to the disapproved matters that Seller cannot, or will not, remove. If Buyer does not notify Seller in writing within such seven (7) day period of Buyer's willingness to accept title to the Project subject to those matters Seller cannot, or will not, remove, Buyer shall be deemed to have elected to terminate this Agreement and the Earnest Money Deposit shall be returned to Buyer.

The exceptions to title that Buyer approves, or is deemed to have approved, under this SECTION 4.1.1, and under the terms of SECTION 4.1.2 below, and any liens or encumbrances created by Buyer, and any Leases entered into in accordance with SECTION 5.1.1, shall be referred to as "Permitted Title Exceptions"; provided, however, that notwithstanding any other provision of this
SECTION 4.1.1, or SECTION 4.1.2 below but except as permitted in SECTION 5.1.6 below, the Permitted Title Exceptions shall not include, and Seller shall remove at or before the Closing and shall cause the Project to be delivered free and clear of, any lien encumbering the Project that secures the payment of money, such as mechanic's and materialmen's liens, and the liens of deeds of trust and mortgages unless Buyer otherwise notifies Seller in writing or unless such liens or encumbrances were created by Buyer.

Buyer acknowledges and agrees that Seller is in the process of: (i) preparing and recording an "Amended Binding Site Plan" for the reconfiguration of the Legal Lots at the Land, a copy of which has been delivered to Buyer, (ii) amending the ORREA and the COREA with respect to construction of certain improvements at the Project and the "Neighborhood Center," and (iii) dedicating as a public street 59th Avenue to the City of Lakewood. Buyer shall have the right to approve the documents referenced in the immediately preceding clauses
(i) through (iii) in connection with Buyer's title review, which approval shall not be unreasonably withheld, conditioned or delayed. Seller shall have the right to complete the foregoing notwithstanding any disapproval by Buyer and in such event Buyer's sole remedy shall be to terminate this Agreement because of a failure of this Buyer's Condition. Buyer acknowledges receipt of draft copies of such documents.

                  4.1.2 SURVEY APPROVAL AND RECERTIFICATION. If Buyer elects, Buyer shall have obtained, at Buyer's expense, an updated ALTA survey of the Land and Improvements (the "Buyer's Survey") and Buyer shall have reviewed and approved those matters disclosed by the Buyer's Survey, if any, and the Existing Survey no later than the Title Comment Date. If Buyer fails, within such period, to disapprove any matter disclosed in the Buyer's Survey, if any, and the Existing Survey, by written notice to Seller, then the Buyer's Survey, if any, and the Existing Survey shall be deemed approved by Buyer. Otherwise, the process for removing and approving the matters disclosed in the Existing Survey shall be the same as applied to the Title Commitment, as set forth in
SECTION 4.1.1 above.

                  4.1.3 INSPECTION APPROVAL. Buyer shall have approved in writing, in Buyer's sole and absolute discretion, at or before the End of the Inspection Period, the condition of the Project following Buyer's inspection of the Project. With respect to Buyer's investigation, Buyer may, by means of agents and experts acceptable to Buyer, inspect and receive reports concerning the condition of the Project, including, but not limited to, the condition of the roofs, the utilities and the mechanical systems, the structure of the Improvements, the absence of material deferred maintenance relating thereto, and the soil and environmental condition of the Project. Buyer's failure to notify Seller of Buyer's approval of the physical condition of the Project at or prior to the End of the Inspection Period shall be deemed an approval of the Project's physical condition by Buyer.

                  4.1.4 DUE DILIGENCE APPROVAL. Buyer shall have approved, in Buyer's sole discretion, at or prior to the End of the Inspection Period, all matters disclosed by the Building Documents and other matters discovered by Buyer in the course of Buyer's investigation of the Project. If Buyer fails, at or prior to the End of the Inspection Period, to approve any such matters, by written notice to Seller, then all such matters shall be deemed approved by Buyer and this Buyer's Condition shall be deemed satisfied. See also SECTION
5.1.1 hereof.

                  4.1.5 TENANT ESTOPPELS. At least two (2) business days prior to the scheduled date of the Closing, Buyer shall have received Tenant Estoppels (Seller's Estoppel Certificates do not satisfy this requirement) in form and substance satisfactory to Buyer from (a) all of the Lead Tenants and all other Tenants for which memoranda of lease have been recorded in the Auditor's Records of Pierce County, Washington, and (b) other Tenants which, together with such Tenants under clause
(a), lease an aggregate of eighty-five percent (85%) of the GLA of the Project which is leased as of May 10, 2004. The Tenant Estoppels may be dated any date after May 10, 2004 and shall be substantially (i) in the form of EXHIBIT "I" attached hereto for Tenants under Leases which do not limit the information to be provided in the form of tenant estoppel such Tenants are required to execute and deliver, or (ii) in the form referenced in the applicable Leases with respect to Leases specifying the form of the estoppel certificates, or (iii) such other form as Buyer may reasonably approve. Buyer shall not be required to approve any estoppel certificate which contains any statement that is materially inconsistent with the terms of the Basic Rent Roll or applicable Lease, or that alleges any material default on the part of the landlord under the applicable Lease, or that asserts any right to offset or withhold rent due under the applicable Lease except as expressly permitted by the terms of the Lease.
Seller shall provide a Seller Estoppel Certificate to Buyer in the form attached hereto as EXHIBIT "I-1" for the balance of the leased GLA of the Project two (2) business days prior to the scheduled date of the Closing. If any Tenant for which Seller delivers a Seller Estoppel Certificate thereafter delivers a Tenant Estoppel to Buyer prior to the Closing satisfying the requirements of the second preceding sentence, then Buyer shall return to Seller the respective Seller Estoppel Certificate and such Seller Estoppel Certificate shall be of no force or effect whatsoever and if such requirements are not satisfied then this Buyer's Condition shall be deemed not satisfied and the provisions of SECTION
4.2 shall apply. Seller shall use Seller's commercially reasonable efforts to obtain a Tenant Estoppel from each and every Tenant; provided however, that Seller shall not be in default hereunder if despite Seller's commercially reasonable efforts, Seller is unable to deliver a Tenant Estoppel from every Tenant required hereunder but Seller has delivered a Seller's Estoppel Certificate to the extent required hereunder.

                  4.1.6 SELLER'S DELIVERIES. Seller shall have delivered to Buyer, at or before the Closing, all items to be delivered by Seller as described in SECTION 6.3.

                  4.1.7 REPRESENTATIONS AND WARRANTIES. Seller's representations and warranties, as set forth in SECTION 7.1, shall be true and correct in all material respects as of the date of the Closing, and Seller shall have delivered a certificate to Buyer, dated as of the date of the Closing, in the form of EXHIBIT "L" attached hereto, certifying that the Seller's representations and warranties set forth in this Agreement are true and correct in all material respects as of the date of the certificate.

                  4.1.8 SELLER'S AUTHORIZATION. At or prior to the Closing, Buyer shall have received evidence satisfactory to Buyer and Buyer's counsel that Seller has the power and authority to enter into this Agreement and to execute and deliver all of the other agreements and documents required to be executed and delivered as provided herein, and to sell the Project to Buyer in accordance with the terms and provisions hereof, and that the persons and parties executing this Agreement and such other agreements and documents to be delivered to Buyer on behalf of Seller have been duly authorized to do so. Such evidence shall include a good standing certificate issued by the Secretary of State of the State of Washington.

                  4.1.9 TITLE POLICY. At the Closing, the Title Insurer and Chicago Title shall be irrevocably committed to issue the Title Policy.

                  4.1.10 NO MATERIAL CHANGE. There shall have been: (i) no material loss or damage to the physical condition of the Project or other circumstances allowing Buyer to terminate this Agreement pursuant to SECTION
11.1 hereof; (ii) no material adverse change in the leasing and occupancy level of the Project from that level existing on the Effective Date, which for purposes of this provision shall mean a reduction in the amount of GLA leased by any Tenants in excess of five thousand (5,000) square feet of GLA; (iii) no material default or event which with the giving of notice or the passage of time or both would be a default, by any Tenant(s) leasing in excess of five thousand (5,000) square feet of GLA in the aggregate,
(iv) no filing for protection under the United States Bankruptcy Act by any Lead Tenant, and (v) no material adverse charge in the income or expenses of the Project after the Effective Date. If there is an adverse change under clause
(ii) or (iii) above, involving less than five thousand (5,000) square feet of GLA, Seller and Buyer agree to negotiate in good faith for Seller to make additional deposits under the Escrow and Leasing Agreement for a period of up to eighteen (18) months with respect thereto.

                  4.1.11 SELLER'S COVENANTS. Except for immaterial matters, Seller shall have performed each and all of Seller's covenants and agreements hereunder required to be performed on or before the Closing Date.

                  4.1.12 ELECTION TO PURCHASE. Buyer shall not have elected, by written notice to Seller received by Seller before the End of the Inspection Period, in Buyer's sole and absolute discretion, not to proceed with the purchase of the Project. If Buyer elects, by written notice to Seller received by Seller before the End of the Inspection Period ("Buyer's Termination Notice"), for any reason or for no reason whatsoever, not to proceed with the purchase of the Project, this Agreement shall immediately terminate and the Earnest Money Deposit shall promptly be returned to Buyer.

                  4.1.13 THEATRE LEASE AMENDMENT. Seller and Loews Cineplex Odeon (the "Theatre Tenant") shall have entered into an amendment to the two (2) Leases (the "Theatre Lease Amendment") for the theatre at the Project substantially in the form attached hereto as EXHIBIT "N," with such changes thereto as may be reasonably approved by Buyer.

                  4.1.14 RESTRICTIVE USE DECLARATION. The Restrictive Use Declaration shall have been recorded in the Auditor's Records of Pierce County, Washington encumbering the Project and the Neighborhood Center to evidence the applicability of (i) exclusive use provisions in Leases for premises located in the Project that apply to the Neighborhood and vice versa, and (ii) prohibited use provisions under Leases in either the Project or the Neighborhood Center that apply to the other property and are not already included in the COREA or the ORREA.

                  4.1.15 59TH AVENUE. A deed conveying 59th Avenue, as shown on the Site Plan, to the City of Lakewood shall have been recorded in the Auditor's Records of Pierce County, Washington.

                  4.1.16 LEGAL LOTS. An amended binding site plan or other appropriate document shall have been recorded in the Auditor's Records of Pierce County, Washington so that the real property portion of the Project consists of "legal lots" under applicable laws of the State of Washington ("Legal Lots") contained wholly within the Project.

          4.2     FAILURE OF CONDITIONS.

                  Buyer shall have the right (in Buyer's sole and absolute discretion) to elect to waive any Buyer's Condition or other condition to the Closing. In the event any Buyer's Condition is not satisfied, deemed satisfied, or waived in writing by Buyer prior to the expiration of the applicable period for satisfaction or waiver (and in the absence of a specified period then at or before the Closing Date), then the Earnest Money Deposit shall be returned to Buyer and this Agreement shall automatically terminate and neither Buyer nor Seller shall have any further rights hereunder except as otherwise specifically set forth herein with respect to matters which survive termination of this Agreement; provided however, if there is a failure of a Buyer Condition set forth in SECTIONS 4.1.5, 4.1.6, 4.1.7, 4.1.8, 4.1.9, 4.1.11 OR 4.1.13 THROUGH
4.1.16, inclusive, then the time period for satisfaction (or waiver by Buyer in Buyer's sole discretion) of such

Buyer's Conditions shall, at Buyer's option exercised by written notice to Seller and Escrow Holder, be extended to June 21, 2004. In the event this Agreement is terminated as provided herein, all documents and funds delivered by one party to the other party shall be returned to the party making delivery.

          4.3     SELLER'S CONDITIONS.

                  Seller's obligation to convey the Project to Buyer, and the Closing, shall in addition to any other conditions set forth in this Agreement in favor of Seller, be conditional and contingent upon the satisfaction, or waiver by Seller (in Seller's sole and absolute discretion), on or before the applicable time period specified below, of each and all of the following conditions (collectively, the "Seller Conditions"):

                  4.3.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer, as set forth in SECTIONS 7.2 and 9.2 below, shall be true and correct in all material respects as of the Closing Date, and Buyer shall deliver a certificate to Seller, dated as of the Closing Date, certifying that Buyer's representations and warranties set forth in this Agreement are true and correct in all material respects as of the Closing Date.

                  4.3.2 BUYER'S DELIVERIES. Buyer shall have delivered to Seller, at or before the Closing, all items to be delivered by Buyer as described in SECTION 6.4 below.

                  4.3.3 AUTHORIZATION. At or prior to the Closing, Seller shall receive evidence reasonably satisfactory to Seller and Seller's counsel, that Buyer has the power and authority to enter into this Agreement and that Buyer has the power and authority to execute and deliver all of the other Agreements and documents required to be executed and delivered as provided herein, and that the persons and parties executing this Agreement and such other agreements and documents to be delivered to Seller on behalf of Buyer have been duly authorized to do so, Such evidence shall include resolutions or other evidence reasonably satisfactory to Seller and the Certificate of Buyer referenced in SECTION 6.4.7 hereof.

                  4.3.4 MUTUAL CONDITIONS. The Buyer Conditions set forth in SECTIONS 4.1.13 ("Theatre Lease Amendment"), 4.1.14 ("Restrictive Use Declaration"), 4.1.15 ("59th Avenue"), and 4.1.16 ("Legal Lots"), of this Agreement shall be satisfied or, with respect to the Buyer Condition in SECTIONS
4.1.13 and 4.1.14 only, waived by Seller.

                  4.3.5 SELLER'S TITLE POLICY. At the Closing, the Title Insurer shall be irrevocably committed to issue the Seller's Title Policy.

          4.4     FAILURE OF SELLER CONDITIONS.

                  In the event any Seller Condition is not satisfied or waived by Seller prior to the expiration of the applicable period for satisfaction or waiver as provided above, or in the event Seller fails to notify Buyer and Escrow Holder in writing that any Seller Condition is not satisfied or waived by Seller on or prior to the applicable period for satisfaction or waiver as provided above, then this Agreement and the Escrow shall be automatically terminated, and neither party shall have any further rights, duties or obligations hereunder, except as otherwise provided in this Agreement; provided however, if there is a failure of a Seller Condition set forth in SECTIONS 4.3.1 THROUGH 4.3.3, inclusive, Buyer shall have the right to cure such matters that are capable of being cured within three (3) business days after Seller's written notice to Buyer of such failure to satisfy such Seller's Conditions. If this Agreement is terminated because of a failure of a Seller Condition set forth in SECTIONS 4.3.3, 4.3.4, or 4.3.5 hereof, then in connection with the termination of this Agreement, Escrow Holder is hereby irrevocably instructed to return the Earnest Money Deposit to Buyer. If this Agreement is terminated because of a failure of a Seller Condition set forth in SECTION 4.3.1 or 4.3.2,

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then the Earnest Money Deposit shall be subject to the provisions of SECTION 8.2 of this Agreement and if Buyer is thereby in default hereunder, then Seller shall be entitled to receive the Earnest Money Deposit subject to and in accordance with the provisions set forth in SECTION 8.2 of this Agreement.


                                  5. COVENANTS

          5.1     SELLER'S COVENANTS.

                  In addition to all other covenants of Seller contained herein, Seller makes the following covenants to Buyer:

                  5.1.1 LEASING ACTIVITIES. During the Contract Period, Seller agrees that Seller shall continue to perform all of Seller's obligations as landlord under the Leases. Prior to the End of the Inspection Period, Seller may enter into new Leases, amend, terminate, accept the surrender of, or grant any consent with respect to any Lease, or approve the assignment of any Lease without Buyer's consent; subject however, to Seller providing a copy of the relevant document to Buyer within five (5) business days thereafter and in any event at least three (3) business days prior to the End of the Inspection Period. After the End of the Inspection Period, Seller shall not enter into any new Leases, amend, terminate, accept the surrender of, or grant any consent with respect to any Lease, or approve the assignment of any Lease, without the prior written consent of Buyer, which consent may be given or withheld in Buyer's reasonable discretion; provided however, Seller shall have the right, even if Buyer refuses to consent, to enter into a Lease amendment with the Theatre Tenant substantially in the form attached hereto as EXHIBIT "N." Seller shall also have the right to terminate the lease with Sound Community Bank (which Tenant is currently located in the area to be demolished in connection with the Theatre Related Improvements), in connection with such Tenant's relocation from the Project to the "Neighborhood Center" (which is not part of the Project). The relocation of Sound Community Bank to the Neighborhood Center is currently expected to occur on or about May 31, 2004. Seller shall promptly after execution thereof deliver to Buyer an executed letter of intent or term sheet, if any, for each Lease, amendment, termination, surrender, consent or assignment for which Buyer's consent is to be requested under this Section. Buyer's failure to respond to Seller in writing within seven (7) business days after Buyer's receipt of a written request from Seller seeking Buyer's consent pursuant to this SECTION 5,1.1 shall be deemed conclusively to constitute Buyer's consent to the proposed transaction. Any such request by Seller shall contain a copy of the proposed new Lease, amendment, termination, surrender, consent or assignment and, in the case of a new Lease or an assignment, relevant information in Seller's possession or control regarding the proposed Tenant necessary for Buyer to evaluate the Tenant. Prior to the End of the Inspection Period, Buyer's approval of new Leases or for lease amendments, extensions or terminations shall not be required; provided, however, Seller shall deliver copies of all such Leases or lease amendments, extensions or terminations to Buyer prior to the End of the Inspection Period and if Buyer disapproves any of such Leases or Lease amendments, extensions or terminations prior to the End of the Inspection Period, or if Buyer disapproves the Theatre Lease Amendment and Seller nevertheless executes such Lease amendment (whether before or after the End of the Inspection Period), then the Buyer's Condition set forth in SECTION 4.1.4 hereof shall be deemed not satisfied and Buyer may exercise Buyer's rights under SECTION 4.2 of this Agreement. Seller agrees to deliver drafts of Leases to Buyer for review during the Lease negotiation process and to keep Buyer advised of the status of Lease negotiations.

                            Pursuant to the Escrow and Leasing Agreement, Seller
is responsible for payment of all tenant allowances (including construction costs which are the obligation of the landlord under Leases), leasing commissions and other leasing costs to be borne by the landlord under the Leases, if any, executed during the Contract

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Period to the extent of funds deposited therefor under the Escrow and Leasing
Agreement.

                  5.1.2 NEW CONTRACTS. During the Contract Period, Seller agrees that Seller shall not enter into any new Service Contract or any other contract relating or pertaining to the Project which would extend beyond the Closing Date, or amend or modify any such contract, in any manner that would preclude Buyer from terminating the same without cost or expense to Buyer on not more than thirty (30) days' written notice, given at any time after the Closing, unless Seller has obtained Buyer's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Buyer's failure to respond to Seller in writing within five (5) business days after Buyer's receipt of a written request from Seller seeking Buyer's consent pursuant to this SECTION
5.1.2 shall be deemed conclusively to constitute Buyer's consent to the proposed transaction. Any such request by Seller shall contain a copy of the proposed new Service Contract.

                  5.1.3 PAYMENT OF OBLIGATIONS. At all times during the Contract Period, Seller shall timely pay all monetary obligations and perform Seller's material obligations under the Leases and Service Contracts and shall timely pay all taxes, assessments, brokerage and leasing commissions, management fees and utility charges affecting the Project. Seller agrees to deliver to Buyer copies of any notice of default received by Seller under any Leases or Service Contracts during the Contract Period.

                  5.1.4 INSURANCE. At all times during the Contract Period, Seller shall maintain, or cause to be maintained, in full force and effect and pay, or cause to be paid, all premiums for Seller's "all risk" and liability insurance policies currently covering the Project.

                  5.1.5 COMPLIANCE WITH LAWS. During the Contract Period, Seller shall use Seller's commercially reasonable efforts to remove, or cause to be removed, any notices of violations of any federal, state or municipal or other health, building, zoning, safety, environmental protection or other applicable code, law, ordinance, rule or regulation now or hereafter existing and relating to the Project and to promptly deliver copies of any such notices to Buyer.

                  5.1.6 REMOVE LIENS. At or prior to the Closing, Seller agrees to fully pay, satisfy or otherwise remove, at Seller's sole expense, all deeds of trust, mortgages or other monetary liens against the Project, all mechanic's or materialman's liens or any similar claim or lien claimed against the Project, or any part thereof, arising from work performed or commenced or materials supplied, prior to the Closing (except for any liens arising from the activities of Buyer or Buyer's employees, agents or representatives), such that there are and will be no mechanic's or materialman's liens existing or that may arise by reason of the construction of the Improvements; provided however, Seller shall have the right to obtain, and shall obtain at Seller's cost, a title endorsement to Buyer's Title Policy insuring Buyer against loss with respect to any such liens referenced in this clause (ii) if Seller is contesting such liens in good faith and Seller shall not be required to remove liens arising from leasehold improvements constructed by Tenants, if any, to the extent such Tenants are responsible for the cost of such construction and provided that Seller is reasonably enforcing such Tenant's Lease provisions concerning removal or contest of any such liens and Seller shall not be required to remove liens arising from activities of Buyer or Buyer's Representatives on the Project.

                  5.17 TENANT ESTOPPELS. Seller shall use Seller's commercially reasonable efforts to obtain and deliver to Buyer: (i) the Tenant Estoppels described in SECTION 4.1.5. and (ii) estoppels in form reasonably satisfactory to Buyer from guarantors of any Tenant's obligations under the Leases (the "Lease Guarantor Estoppels") as

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promptly as is reasonably practicable, and in any event at least two (2)
business days prior to the scheduled Closing Date.

                  5.1.8 OPERATING REPORTS. Within fifteen (15) days after the end of each calendar month during the Contract Period, Seller shall deliver to Buyer an operating report with respect to the Project's operations for such month, which report shall indicate gross rental income, gross income from other (identified) sources, expenses of each kind and amount, rent delinquencies and vacancies.

                  5.1.9 MAINTENANCE. During the Contract Period, Seller shall maintain the Project, including all landscaping, in its present condition, ordinary wear and tear excepted, and Seller shall not otherwise deviate from its ordinary and customary operation, maintenance or management of the Project. Seller shall, within three (3) days of its occurrence, provide Buyer with written notice of any material change in the condition of the Project which is other than as a result of ordinary wear and tear; the notice shall indicate the extent of the damage, the anticipated cost of repair and the time necessary to make such repairs.

                  5.1.10 PERSONAL PROPERTY. Except to the extent such items are replaced with items having equal or greater value in the ordinary course of business, Seller shall not dispose of any Personal Property costing in the aggregate more than Five Thousand Dollars ($5,000.00) without Buyer's prior written approval.

                  5.1.11 COMPLETION OF CONSTRUCTION. Seller agrees at Seller's sole cost and expense to diligently complete construction, or cause such construction to be completed, in a good and workerlike manner of all tenant improvements under Leases executed prior to the Closing Date, and such other items as are set forth in the Escrow and Leasing Agreement, pursuant to the plans and specifications therefor. Seller also agrees to cause completion of all "punch list" items with respect to the "Landlord Work," if any, and other tenant improvements under Leases executed prior to the Closing Date, within the time periods required by such Leases, whether or not such date occurs prior to the Closing Date. Seller shall also assign and deliver to Buyer any and all construction warranties obtained by Seller in connection with such construction to the extent such warranties are assignable by Seller and except to the extent such warranties have been assigned to Tenants. Subject to Seller's receipt of all required governmental permits and approvals, and approvals of third parties (including the Loew's Cineplex Theatre Tenant), Seller shall commence and complete construction of the Theatre Related Improvements within the time period required by the Theatre Lease Amendment.

                  5.1.12 COOPERATION WITH BUYER'S AUDIT. Seller agrees to reasonably cooperate with reasonable requests of Buyer's independent accounting firm (at no cost or expense to Seller) relative to the performance by said accounting firm of an audit of Seller's books and records with respect to the rental income and operating expenses for the Project.

          5.2     BUYER'S COVENANTS.

                  In addition to all other covenants of Buyer contained herein, Buyer makes the following covenants to Seller:

                  5.2.1 TENANT CONTACTS. Buyer agrees to notify Seller prior to contacting any Tenant and to allow Seller the opportunity to attend any meeting between any Tenant and Buyer. Buyer agrees to promptly provide Seller with copies of all correspondence and other communications between any Tenant and Buyer.

                  5.2.2 SELLER'S DEVELOPMENT ACTIVITIES. Buyer, at no expense to Buyer, agrees to reasonably cooperate with Seller's development activities on other property owned by Seller, including specifically the Neighborhood Center. Such

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cooperation by Buyer shall include Buyer's execution of such amendments to the
ORREA as Seller may reasonably request to allow for reconfiguration of the building areas and common areas on such property.

                                   6. CLOSING

          6.1     AGREEMENT TO CONSTITUTE ESCROW INSTRUCTIONS.

                  This Agreement shall constitute escrow instructions and a copy hereof shall be deposited with Escrow Holder for this purpose.

          6.2     CLOSING DATE; CLOSING.

                  Escrow shall open on the date on which a copy of this Agreement, properly executed by the parties hereto, has been deposited with Escrow Holder, which copy the parties hereto agree shall be delivered to Escrow Holder immediately following execution. Escrow Holder shall notify the parties immediately upon receipt of a copy of this Agreement as so executed as to the date of the opening of Escrow. The Closing shall take place on June 4, 2004 (the "Closing Date"), at the Closing Office at 10:00 A.M. or at such other place and time as the parties shall mutually agree in writing. The Closing shall be held by delivery of certain documents and funds to the Escrow Holder or the Title Insurer, as appropriate, at the Closing Office and it is not contemplated that representatives of either Seller or Buyer will personally attend the Closing. If the Closing has not occurred by June 7, 2004 for any reason whatsoever other than a default of Seller, time being of the essence, then Seller shall have the right in Seller's sole and absolute discretion to terminate this Agreement in which event the Earnest Money Deposit shall be returned to Buyer unless Seller is entitled to the Earnest Money Deposit pursuant to SECTION 8.2 hereof; provided however, if there is an extension of time under, and pursuant to,
SECTION 4.2 hereof for the satisfaction of the Buyer's Conditions referenced in such SECTION 4.2, or if there is an extension of time under, and pursuant to,
SECTION 4.4 hereof for the satisfaction of the Seller's Conditions referenced in such SECTION 4.4, then the outside Closing Date shall be extended to June 21, 2004.

          6.3     ITEMS TO BE DELIVERED BY SELLER.

                  At the Closing and as a Buyer's Condition to the occurrence of the Closing, Seller shall deliver or cause to be delivered to Buyer the following (the items listed in SECTIONS 6.3.1 through 6.3.6, 6.3.18 and 6.3.20 shall be delivered through Escrow Holder unless Seller and Buyer otherwise agree in writing):

                  6.3.1     The Deed.

                  6.3.2     The Bill of Sale.

                  6.3.3     The Assignment of Leases.

                  6.3.4     The Assignment of Intangible Property.

                  6.3.5 The Assignment of Service Contracts and evidence of termination with respect to any Service Contracts to be terminated pursuant to
SECTION 3.4 hereof.

                  6.3.6 The Escrow and Leasing Agreement and, if required by Buyer, the Master Lease.

                  6.3.7 An updated and/or amended Rent Roll, containing any new, changed, or other additional information not previously provided by any Rent

Roll previously delivered by Seller to Buyer and certified by Seller to be true and correct as of the Closing Date.

                  6.3.8 A certificate, in the form of EXHIBIT "L" attached hereto, certifying that the representations and warranties of Seller, as set forth in SECTION 7.1 below, are true and correct as of the Closing Date.

                  6.3.9 Amendments or addenda, if any, to the Tenant Estoppels and Seller Estoppels previously delivered pursuant hereto setting forth any and all changes, amendments and/or modifications to the Leases other than those set forth herein and, to the extent not previously delivered to Buyer, the Tenant Estoppels, the Lease Guarantor Estoppels, if any, and the Seller Estoppels.

                  6.3.10 The original Building Documents, including, but not limited to, all books and records requested pursuant to SECTION 3.1.14; provided, however, that copies of the Building Documents shall be acceptable if the originals are not in the possession or control of Seller, except that Seller shall deliver the original Leases and the original Service Contracts.

                  6.3.11 All master keys to the Project and each suite or unit door and closed and locked location at the Project for which access requires a key, to the extent the keys are in the possession of Seller.

                  6.3.12 A Certificate from and a written search of the records of the Secretary of State or other appropriate governmental official(s) of the State of Washington, indicating that there are no filings against Seller in the Office of the Secretary of State of Washington under the Uniform Commercial Code of Washington that would be a lien on any of the items included in the definition of the "Project" that constitutes personal property (other than such filings, if any, that shall be released at the time of the Closing).

                  6.3.13    The Notices to Tenants.

                  6.3.14 An affidavit, executed by Seller, in the form of EXHIBIT "K" attached hereto, certifying that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

                  6.3.15 A Real Estate Tax Affidavit executed by Seller in form required by law (the "Real Estate Tax Affidavit").

                  6.3.16 Any other documents, instruments, records, correspondence or agreements required hereunder to be delivered by Seller before the Closing or reasonably requested by Buyer, that have not previously been delivered to Buyer.

                  6.3.17    Final Closing Statement signed by Seller.

                  6.3.18    The Restrictive Use Declaration.

                  6.3.19 Termination of the CB Richard Ellis exclusive lease listing agreement with respect to the Project.

                  6.3.20 Partial Assignment and Assumption of Seller's rights under the ORREA with Buyer cooperation with Seller's remaining development activities (the "ORREA Assignment").

Additionally, Seller shall pay at the Closing all of Seller's expenses and costs in connection with the Closing, as provided below; provided, however, that Seller may, at

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Seller's option, grant a credit to Buyer toward payment of the Purchase Price in the amount of such costs and expenses.

          6.4     ITEMS TO BE DELIVERED BY BUYER.

                  At the Closing and as a Seller's condition to the occurrence of the Closing, Buyer shall deliver, or cause to be delivered, to Seller the following (the items listed in SECTIONS 6.4.1 through 6.4.5 and 6.4.10 shall be delivered through Escrow Holder unless Seller and Buyer otherwise agree in writing):

                  6.4.1 The Purchase Price (less the amount of the Earnest Money Deposit if Buyer elects to apply the Earnest Money Deposit to the Purchase Price), as adjusted pursuant to the provisions of this Agreement.

                  6.4.2 The Escrow and Leasing Agreement and, if required by Buyer, the Master Lease.

                  6.4.3     The Assignment of Leases.

                  6.4.4     The Real Estate Tax Affidavit.

                  6.4.5     The Assignment of Service Contracts.

                  6.4.6 A certified copy of the resolutions of Buyer authorizing the execution and delivery of this Agreement and the transactions contemplated hereby if required by Escrow Holder.

                  6.4.7 A certificate, in the form of EXHIBIT "L-1" attached hereto, certifying that the representations and warranties of Buyer, as set forth in SECTION 7.2 below, are true and correct as of the Closing Date.

                  6.4.8 Any other documents, instruments, records, correspondence or agreements required hereunder to be delivered by Buyer before the Closing, or reasonably requested by Seller, that have not previously been delivered to Seller.

                  6.4.9     Final Closing Statement signed by Buyer.

                  6.4.10    The ORREA Assignment.

Additionally, Buyer shall pay at the Closing all of Buyer's costs and expenses of the Closing, as required below.

          6.5     DIRECTIONS TO TITLE INSURER.

                  Buyer and Seller shall instruct the Title Insurer to record the Restrictive Use Declaration, the Deed in favor of Buyer and the ORREA Assignment, in that order, and to record all other documents, including deeds of reconveyance, necessary for title to the Land and Improvements to be conveyed to Buyer free and clear of all liens and encumbrances and other matters of record, except the Permitted Title Exceptions.

          6.6     PRORATIONS AND OTHER ADJUSTMENTS.

                  The parties shall prorate the following items between Buyer and Seller as of 12:01 A.M. on the Closing Date. Seller and Buyer shall reasonably cooperate in the preparation of prorations and other matters so that Escrow Holder can, and Escrow Holder shall, provide to Seller and Buyer a tentative closing statement, including a proration schedule, at least three (3) days prior to the scheduled Closing

Date. Seller shall be entitled to all income produced from the operation of the Project which is allocable to the period prior to Closing and Seller shall be responsible for all expenses allocable to that period; and Buyer shall be entitled to all income and, as between Seller and Buyer solely with regard to Service Contracts or other obligations accepted and expressly assumed by Buyer at Closing, Buyer shall be responsible for all expenses allocable to the period beginning at 12:01 A.M. on the day Closing occurs. At the Closing, all items of income and expense listed below with respect to the Project shall be prorated in accordance with the foregoing principles and the rules for the specific items set forth hereafter:

                  6.6.1     ITEMS OF REVENUE AND EXPENSE.

                            6.6.1.1    Seller shall arrange for a billing under
all those Service Contracts for which fees are based on usage and with utility companies for a billing for utilities, to include all utilities or service used up to the Closing Date, and Seller shall pay the resultant bills. In the event any of the Service Contracts to be assumed by Buyer cover periods beyond the Closing Date the same shall be prorated on a per diem basis. In the event that final meter readings cannot be obtained due to the utility companies' internal operating procedures, Seller shall reimburse Buyer for any payments to such utilities applicable to the period prior to the Closing Date immediately upon receipt of evidence of such payments from Buyer.

                            6.6.1.2    Real estate taxes and personal property
taxes on the Project, including without limitation installments of general, special or betterment assessments on the Project, shall be prorated based upon the period (I.E., calendar or other tax fiscal year) to which same are attributable, regardless of whether or not any such taxes are then due and payable or are a lien. Seller shall pay at or prior to Closing (or Buyer shall receive credit for) any unpaid taxes attributable to periods prior to the Closing Date (whether or not then due and payable or a lien as aforesaid). Seller shall receive credit for any previously paid or prepaid taxes attributable to periods from and after the Closing Date. In the event that as of the Closing Date the actual tax bills for the tax year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates, millages and assessed valuation of the previous year, with known changes, shall be used; and after the Closing Date and when the actual amount of taxes for the year or years in question shall be determinable, such taxes will be re-prorated between the parties to reflect the actual amount of such taxes.

                            6.6.1.3    Rentals and other payments (other than
"percentage rent" and common area maintenance charges which are dealt with in
SECTION 6.6.1.4 and SECTION 6.6.1.6) which are payable pursuant to Leases shall be prorated on a per diem basis as if collected on the date such amounts accrue. Buyer shall not be obligated to make any payment or give any credit to Seller on account of or by reason of any rental or other payments which are unpaid as of the Closing Date, but shall be required merely to turn over Seller's share of the same within thirty (30) days if, as and when received by Buyer after the Closing Date (subject to SECTION 6.6.3).

                            6.6.1.4    Percentage rent (I.E., that portion of
the rent payable by a Tenant under a Lease which is a percentage of the amount of sales or of the dollar amount of sales), if any, payable under each Lease shall not be prorated with respect to the lease year thereunder in which the Closing occurs. Any percentage rent collected by Buyer relating to calendar year 2004 or later shall be retained by Buyer.

                            6.6.1.5    Gas, water, electricity, heat, fuel,
sewer and other utilities charges to which SECTION 6.6.6.1 cannot be applied, and the governmental licenses, permits and inspection fees relating to the Project, shall be prorated on a per diem basis.

                            6.6.1.6    Common area maintenance expenses and
charges, shall be prorated. Seller shall be responsible for all common area expenses and charges incurred prior to the Closing Date, and Buyer shall be responsible for the same, on and subsequent to the Closing Date (but, as between Seller and Buyer, only to the extent incurred under Service Contracts accepted and expressly assumed by Buyer at Closing). All common area expense payments made by each Tenant and such charges paid under its respective Lease for the entire lease year during which the Closing occurs, including in each case end-of-year adjustments, if any, shall be prorated between Seller and Buyer in the following manner: Not later than two (2) days prior to Closing, Seller shall deliver to Buyer, with regard to each Tenant required to pay common area charges ("CAM Charges") under its respective Lease a detailed computation showing all estimated CAM Charge expenses incurred by Seller for the period from the beginning of each such Tenant's then current billing period for CAM Charges (E.G., calendar year, lease year, etc.) through the Closing Date (which computation may be based on the estimated amounts therefor set forth in the Project's budget for calendar year 2004), any CAM monthly estimates or charges theretofore collected by Seller relating to such Tenant (hereinafter referred to as the "CAM Estimates"), and a calculation of each Tenant's estimated prorata share of CAM Charges (I.E., for CAM charges through the Closing Date net of any such CAM Estimates), together with all invoices and other evidence documenting such CAM Charges in detail required by such Tenant's Lease to the extent available at that time. Such calculations prepared by Seller shall be incorporated into a single post-Closing (as and when appropriate for annual reconciliation or other billing of CAM charges for any Tenant) reconciliation for CAM Charges to such Tenant, in which event such applicable amount, as and when paid, shall be apportioned between Seller and Buyer based on the ratio of pre- and post-Closing CAM expenses (taking into account any CAM Estimates retained by Seller at Closing).

                                       Any CAM Estimates for any Tenant shall be
retained by Seller up to the amount of the pre-Closing CAM Charges payable by such Tenant as evidenced by such computations delivered by Seller at Closing, and any excess shall be paid or credited to Buyer at Closing.

                            6.6.1.7    To the extent not paid by Seller prior to
Closing, all unpaid brokerage and leasing commissions or other compensation due or accrued prior or subsequent to the Closing Date to any broker, agent, or other person in connection with the Project for brokerage or other services rendered to Seller or any predecessor of Seller in connection with the management and/or leasing of the Project shall remain the responsibility of Seller.

                            6.6.1.8    All prepaid rentals, and other prepaid
payments under any Leases, license agreements or concession agreements relating to the Project, shall all belong to Buyer and all shall be assigned and delivered to Buyer at the Closing.

                            6.6.1.9    Buyer shall not be responsible for any
charges, salaries, vacation pay or fringe benefits of employees of Seller prior to or following the Closing and none of the foregoing shall be prorated.

                            6.6.1.10   Tax and other escrow deposits (if any)
held by Seller's lender under any loan secured by a mortgage on the Project shall be retained by Seller.

                  6.6.2 All prorations and payments to be made under the foregoing provisions shall be made on the basis of a written statement or statements delivered to Buyer by Seller and approved by Buyer. In the event any prorations, apportionments or computation shall prove to be incorrect for any reason, then either party shall be entitled to an adjustment to correct the same, provided that such party

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makes written demand on the one from who it is entitled to such adjustment within one (1) year after the erroneous payment or computation was made.

                  6.6.3 All accounts receivable flowing from the Project shall be disposed of as follows:

                            6.6.3.1    Buyer and Seller agree to treat all base
or minimum rental payments received from a Tenant as first applicable to base or minimum rent which was owed by that Tenant, if any, for the month in which Closing occurs. In the event that there remains any unpaid base or minimum rent payable to Seller for a period prior to the Closing, all payments of base or minimum rent received from such Tenant shall be applied to sums owed Buyer before any part thereof shall be treated as belonging to Seller. In the event that there remains any unpaid Tenant receivable other than base or minimum rent (including without limitation any tax, CAM, insurance or percentage rent payments) for any period prior to the Closing, all payments received from any Tenant in arrears shall be applied to any sums currently owed Buyer from such Tenant (whether base or minimum rent or any other amount) before any part thereof shall be treated as belonging to Seller.

                            6.6.3.2    In the event that any Tenant of Seller or
Buyer at the Project shall hereafter apply or shall have heretofore applied for relief under the provisions of any bankruptcy or similar laws for the protection of debtors, the provisions of SECTION 6.6.3.1 shall not apply, and the parties shall have the right to seek collection of their respective accounts, their entitlements being determined by the Closing and the other provisions of this Agreement.

                            6.6.3.3    Neither party shall have the right to
enter into any transactions that purport to compromise claims belonging to the other, without the other party's prior written consent.

                            6.6.3.4    If at the time of Closing any Tenants owe
Seller any money, Seller shall have the right, subsequent to the Closing, to collect such sums directly from the Tenants including bringing lawsuits against the tenants (at Seller's sole expense) for such collection; provided, however, Seller agrees that any such legal action or collection shall not include any disturbance of the possession, use or occupancy of the tenants or any right to evict the tenants, whether pursuant to the lease provisions or otherwise, and Buyer shall not be obligated to join in any lawsuit or in any other way to participate or cooperate with Seller in its collection attempts, unless required to by law for Seller to maintain its action, and in such event, Buyer will (at Seller's expense) join in such a lawsuit or action only if the same does not include or require disturbance of the possession of any tenants, as aforesaid.

                  6.6.4 If, within one (1) year following the Closing Date, any Tenant makes a claim against Buyer for any overcharge paid to Seller (Including without limitation any withholding of rent by reason thereof), Seller will and hereby agrees to defend, indemnify and hold Buyer harmless from and against any loss, expense, or damage (including without limitation withheld rents or reasonable attorney's fees) arising from or relating to any such alleged overcharge paid to Seller or rent withholding in connection therewith. The provisions of this SECTION 6.6.4 shall survive Closing for a period of one year (and for such additional period as may be necessary to resolve any such claim made within such one year period).

                  6.6.5 REMITTANCE BETWEEN PARTIES. Any amounts owed between Buyer and Seller in accordance with the foregoing provisions shall be determined to be delinquent thirty (30) days after notification to the party required to make remittance. Delinquent balances shall bear interest at ten percent (10%) per annum or, if a lesser rate, the maximum rate allowed by law; provided, however, with respect to sums which must first be reimbursed by Tenants to Buyer, such thirty (30)-day period shall not commence until receipt of the funds by Buyer from the Tenants.

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Buyer agrees to use reasonable efforts to collect and assist Seller in collecting any revenue which is owed to Seller as of the Closing Date or in connection with such reconciliations; however, Buyer shall not be obligated to incur any expense in pursuing such collections and Buyer shall not be obligated to participate in any litigation as part of such collection efforts, except for allowing suit to be filed in Buyer's name (to the extent necessary for the prosecution of litigation; provided however, Seller shall have no right to terminate any Leases or dispossess Tenants from their premises) and Seller shall indemnify Buyer for any cost or liability incurred by Buyer solely on account of Buyer allowing suit to be filed in Buyer's name, but not for any other claims against Buyer based upon Buyer's conduct. Seller has conducted the reconciliation for calendar year 2003 CAM Charges pursuant to the terms of the Leases, and Buyer agrees to cooperate with Seller in resolving any issues that may arise in connection with such reconciliations, and Seller shall be responsible for any amounts payable to Tenants, and Seller shall be entitled to any under payments required to be made by Tenants, in connection therewith.

          6.7     ITEMS NOT TO BE PRORATED.

                  No proration shall be made for (i) insurance premiums, or (ii) employee salaries, benefits, bonuses, payroll taxes or other employee costs. Seller shall terminate and pay for all such services as of the Closing. Buyer shall have no obligation to retain any of Seller's employees providing services in connection with the ownership, management or operation of the Project, and Seller shall be responsible for all claims of any such employees.

          6.8     SECURITY DEPOSITS.

                  All security or other deposits, including accrued interest thereon required to be paid to Tenants under the terms of their respective Leases, if any, being held by Seller at the date of the Closing on behalf of Tenants under any Leases and, to the extent applicable under any Service Contracts or other contracts (such as contracts with tenant improvement contractors retained by Tenants, if any) shall be credited to Buyer toward payment of the Purchase Price based upon the amount of such deposits or obligations as set forth in the Rent Roll or the Leases, or otherwise identified by Seller and any discrepancies as to the amount of any such deposits or of obligations disclosed in Tenant Estoppels shall be resolved in good faith by the parties. All refundable security or other deposits paid by Seller under the Readerboard Sign Contract or other Service Contracts or otherwise, if any, shall be debited to Buyer and credited to Seller.

          6.9     POSSESSION.

                  Possession of the Project shall be transferred by Seller to Buyer upon the Closing Date, subject only to the Permitted Title Exceptions and the rights of Tenants under validly executed written Leases which Permitted Title Exceptions and Leases are then in full force and effect, and any temporary or seasonal tenancies then in effect.

          6.10    CLOSING COSTS.

                  6.10.1 SELLER'S CLOSING COSTS. Seller shall pay (i) one-half of the escrow fee charged by Escrow Holder, (ii) the portion of the premium applicable to standard coverage for the Title Policy, including co-insurance issued by Chicago Title in connection therewith (with Seller's cost for co-insurance not to exceed Nineteen Thousand Dollars ($19,000.00)) and the premium for Seller's Title Policy, (iii) fees for obtaining pay off demand statements from lenders, (iv) Seller's attorneys' fees in connection with this Agreement and the transactions contemplated hereby, (v) the coat of endorsements to insure around any mechanic's, materialmen's or similar liens or claims Seller is contesting in good faith, (vi) all recording and similar costs to evidence that any mortgage or other monetary encumbrance necessary to be reconveyed in order

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that the Title Policy can be issued, (vii) the commission or fee payable to SCC referenced in SECTION 9 hereof, and (viii) any excise, documentary transfer tax, stamp tax and/or other recording fees and charges with respect to the Deed, in the amount required to be paid by law.

                  6.10.2 BUYER'S CLOSING COSTS. Buyer shall pay (i) one-half of the escrow fee charged by Escrow Holder, (ii) all recording costs of the Deed, (iii) the cost of the additional premium (over and above the premium for standard coverage) far the Title Policy, costs of co-insurance for the Title Policy in excess of Nineteen Thousand Dollars ($19,000.00) and the charge for any endorsements or reinsurance which Buyer elects to obtain to or for the Title Policy and any additional premiums for reinsurance, (iv) the coat of the Buyer's Survey, (v) all engineering and inspection costs, the costs of engineering, environmental, seismic and other reports and all of Buyer's other due diligence costs, and (vi) Buyer's attorneys' fees incurred in connection with this Agreement and the transactions contemplated hereby.

                  6.10.3 OTHER CLOSING COSTS. Other closing costs not specifically allocated above shall be allocated between Seller and Buyer as is customary in Pierce County, Washington.

                                  7. WARRANTIES

          7.1     REPRESENTATIONS AND WARRANTIES OF SELLER.

                  Seller hereby makes the following representations and warranties for the benefit of Buyer and Buyer's successors and assigns. Seller represents and warrants that the following representations and warranties are true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date. Whenever the term "to Seller's knowledge" is used, such term shall mean only the actual knowledge of Mason L. Frank and David Moore, Seller's personnel who are most knowledgeable about the Project, and are the most likely to receive notices and other communications concerning the Project, after due inquiry.

                  7.1.1 LEASES. All of the Leases entered into by Seller, and to Seller's knowledge all other Leases, were negotiated at arm's length. With respect to each of the Leases, and except as disclosed in the Basic Rent Roll or as otherwise specifically disclosed in writing to Buyer, the following information is true and correct: (a) each of the Leases is in full force and effect according to the terms set forth therein and in the Basic Rent Roll; (b) the Leases have not been modified, amended, or altered, in writing or otherwise, other than as so disclosed in the Basic Rent Roll; (c) to Seller's knowledge, no Tenant is in default under or in arrears in the payment of any sums or in the performance of any obligations required of it under its Lease nor has any event occurred under any Lease which with the giving of notice or passage of time constitutes a default under any Lease; (d) Seller has not applied and after the End of the Inspection Period shall not apply without Buyer's consent, which consent shall not be unreasonably withheld, any security deposit to rent due from any Tenant whose Lease shall not terminate prior to Closing; and (e) except as may otherwise be provided in the Basic Rent Roll there are no unpaid contingent or deferred allowances or incentive payments payable to Tenants. As of the Effective Date, all of the GLA of the Project is leased except as otherwise set forth on SCHEDULE 7.1.1 hereof.

                  7.1.2 RENT ROLL AND TENANTS. All information set forth in the Basic Rent Roll is true and correct. Except with respect to the Leases or other agreements described in the Basic Rent Roll and except as set forth in the Title Commitment or Exception Documents, there are no Leases or other agreements to which Seller is a party (or to Seller's knowledge otherwise) that grant any right of possession to the Project or any part thereof. Additionally, no rent concessions have been given to or asserted by any Tenant except as shown in the Basic Rent Roll and the Leases described therein, no rent has been paid more than thirty (30) days in advance by any Tenant except as shown in the Basic Rent Roll and the Leases described therein, no Tenant has or has asserted any claim against Seller for any security deposit or other deposits except as shown in the Basic Rent Roll and the Leases described therein, and Seller has not received any notice and otherwise has no actual knowledge that any Tenant has or has asserted any defense or off-set to (i) rent accruing after the Closing Date or (ii) any other obligations under its Lease and, except as may be disclosed on SCHEDULE 7.1.2 attached hereto, Seller has not received any notice that any Tenant has or has asserted any claim of unfinished or defective tenant improvements constructed or to be constructed by Seller except with respect to items which Seller has corrected or is in the process of correcting. Seller does not have any obligation to pay any interest or other charges to any Tenant with respect to any security deposits held for the benefit of any Tenants except as disclosed in the Basic Rent Roll or the Leases described therein.

                  7.1.3 AUTHORITY. Seller is a limited liability company, properly organized and in good standing under the laws of the State of Washington, and properly authorized to own real property in the State of Washington. Seller is the owner of the Project and has the right, power, legal capacity and power to enter into this Agreement and to convey the Project to Buyer pursuant to the terms and provisions hereof and perform Seller's other obligations hereunder. The parties and persons executing this Agreement on behalf of Seller have been duly authorized to execute this Agreement. The execution of this Agreement by Seller, the performance by Seller of Seller's obligations hereunder, and the sale, transfer, conveyance and/or assignments contemplated hereby, do not require the consent of any third party (including, without limitation, any governmental entity) except to the extent such consents have been obtained.

                  7.1.4 CONFORMANCE WITH LAWS. To Seller's knowledge and except where the failure to do so would not have a material adverse effect, the Project, including the Improvements as constructed and as operated by Seller, conforms to, and is operated, maintained, and leased in accordance with, all applicable city, county, state, federal and other applicable laws, statutes, ordinances, rules and regulations.

                  7.1.5 BUILDING DOCUMENTS. Except for the Building Documents, the Exception Documents and other materials delivered or made available to Buyer, to Seller's knowledge, there are no other documents or agreements binding on Buyer and/or the Project, after Buyer's acquisition of the Project, which would have a material adverse effect on the value or operation of the Project. Except for proprietary documents that either were executed or delivered in connection with acquisition of the Project by Seller or relate to construction activities at the Project and that are not reasonably necessary for Buyer's ownership, use, operation or management of the Project, copies of all of Seller's books and records relating to the ownership, operation and management of the Project are being delivered to Buyer pursuant to SECTION 3.1 hereof or are available for Buyer's inspection at the property management office at the Project.

                  7.1.6 NO BANKRUPTCY PROCEEDINGS. Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or, to Seller's knowledge, suffered the filing of an involuntary petition by Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

                  7.1.7 NO DEFAULT. Except for such matters, if any, that have been cured prior to the date hereof and except for matters that are in the process of being cured in connection with completion of tenant improvements by Seller, Seller has not received notice that Seller is in default under the terms of any Lease or any other agreement pertaining to the Project, nor to Seller's knowledge has any event occurred that shall constitute a default by Seller under such documents and instruments following the passage of time or giving of notice or both.

                  7.1.8 NO HAZARDOUS WASTES. Except as may be disclosed in: those certain (i) Phase I and Phase II Environmental Site Assessments on the Project dated May 19, 2000, and February 20, 2001, respectively, addressed to Landlord and prepared by Herrera Environmental Consultants, (ii) the "Phase I Environmental Site Assessment Lakewood Towne Center 10509 Gravelly Lake Drive SW Lakewood, Washington," prepared by Herrera Environmental Consultants, dated February, 2002 (the "Phase I Report"), and (iii) the other reports and correspondence listed on SCHEDULE 7.1.8 attached hereto (collectively, the "Environmental Reports"), to Seller's knowledge there are no Hazardous Substances on, under or around the Project, in excess of levels permitted by applicable law or requiring any special handling beyond that customary in other shopping centers or any notifications required by law, and Seller has received no written notice from any third parties or any federal, state or local governmental agency, indicating that any hazardous substance remedial or clean-up work will be required; (y) there have not been any on-site spills, releases, discharges or disposal of Hazardous Substances which have occurred on the Project during Seller's ownership of the Project or to Seller's actual knowledge, prior to Seller's ownership; and (z) to Seller's knowledge, there are not now, nor have there been, any underground storage tanks on the Project. For purposes of this Agreement, the term "Hazardous Substances" shall include all substances which are classified as hazardous substances or hazardous wastes under any of the following laws, rules and regulations: (i) the Toxic Substances Control Act, 15 U.S.C., Section 2601 et seq., (ii) the Clean Water Act, 33 U.S.C., Section 1251 et seq., (iii) the Resource and Conservation and Recovery Act, 42 U.S.C., Section 6901 et seq., (iv) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C., Section 9601, et seq., or
(v) other federal or Washington laws, rules or regulations.

                  7.1.9     NO LITIGATION. Except as may be disclosed in
SCHEDULE 7.1.9 hereof or as otherwise specifically disclosed in writing to Buyer, Seller has no notice, nor is Seller otherwise aware of, any litigation relating to the Project, or, to the best of Seller's knowledge, is there any pending or threatened litigation, or asserted or unasserted claim, relating to the Project. Seller maintains commercial general liability insurance for the Project which, in Seller's opinion, should cover any liability of Seller with respect to the "Potential Claims" disclosed on SCHEDULE 7.1.9 attached hereto in excess of Seller's insurance deductibles therefor.

                  7.1.10 NO NOTICES. Seller has not received, and has no knowledge of, any notification from any city, county, state or federal authority having jurisdiction over the Project requiring any work to be done to, or affecting the use of, the Project or any portion thereof. Seller has received no notice from any insurance carrier, nor is Seller aware, of defects or inadequacies in the Project that if not corrected would result in termination of insurance coverage or increase in insurance costs.

                  7.1.11 NO UNDISCLOSED ASSESSMENTS. To Seller's knowledge, there are no taxes, assessments or bonds affecting the Property, or any portion thereof, except as disclosed in the Title Commitment or in the tax bills delivered to Buyer. Seller has no understanding or agreement with any taxing authority respecting the imposition or deferment of any taxes or assessments respecting the Project; however, Seller is aware that there is an agreement between the City of Lakewood and ATC Realty Sixteen, Inc., concerning the dedication to the public of 59th Avenue.

                  7.1.12 NO VIOLATION OF OTHER AGREEMENTS. Neither this Agreement nor anything provided to be done hereunder (including, but not limited to, the transfer of the Project to Buyer) violates or shall violate any contract, document, understanding, agreement or instrument to which Seller is a party or by which Seller may be bound, or any contract, document, understanding, agreement or instrument affecting the Project.

                  7.1.13 OPERATING STATEMENTS. All operating statements delivered to Buyer by Seller for periods commencing January 1, 2002 and thereafter are, to Seller's knowledge: accurate, true and correct, have been accurately compiled from the books and records of the Project and accurately set forth the results of the operation of the Project for the periods covered; except as disclosed in such statements, there has been no material adverse change in the condition or operation of the Project since the period covered by the operating statements; and the financial records kept by Seller reflect all material transactions affecting or relating to the Project.

                  7.1.14 PROJECT CONSTRUCTION. Except where the failure to do so would not have a material adverse effect on the Project, the Improvements constructed by Seller since November 1, 2001, were constructed in substantial conformance with the plans and specifications therefor, as well as documents approved by the appropriate governmental officials, and, to Seller's knowledge and except for punch list items which Seller is in the process of correcting, are free of construction defects.

                  7.1.15 SERVICE CONTRACTS. Except for the Service Contracts delivered to Buyer pursuant to SECTION 3.1.3 hereof, there are no contracts or other oral or written agreements for services, supplies or materials, affecting the use, operation or management of the Project that will continue in effect after the Closing Date and Buyer will not have any obligations under any construction contracts for tenant improvements or other capital items entered into by Seller after the Closing hereunder, and none of such construction contracts will have any material adverse affect on the Project. There are no Service Contracts relating to the maintenance or operation of the Project that cannot be terminated on notice of thirty (30) days or less, without cost or expense to Buyer except for the Readerboard Sign Contract, which Buyer shall assume at the Closing. Seller is also a party to an exclusive use listing agreement with CB Richard Ellis with respect to the Project and the Neighborhood Center. Seller has the right to terminate such listing agreement with respect to the Project in connection with the sale of the Project to Buyer.

                  7.1.16 UTILITIES AVAILABLE. All utilities necessary for the operation of the Project in accordance with its intended use are available to the Land.

                  7.1.17 ZONING AND OTHER GOVERNMENTAL INFORMATION. To Seller's knowledge: there is no pending or threatened proceeding to alter or restrict the zoning restrictions applicable to the Project and there is no pending or threatened action or governmental proceeding in eminent domain or zoning change that would materially adversely affect the Project. Seller is obligated to dedicate 59th Avenue to the public and it is contemplated that such dedication will occur prior to the Closing Date.

                  7.1.18 PERMITS AND AUTHORIZATIONS. SCHEDULE 7.1.18 constitutes a list, to Seller's knowledge, of all of the material permits and authorizations issued to Seller and in Seller's possession or control in effect as of this date with respect to the Project (including but not limited to certificates of occupancy or local equivalent). Seller shall use Seller's diligent efforts to maintain all permits and authorizations with respect to the Project now in effect in effect as of the Closing Date and such permits and authorizations will be delivered to Buyer on the Closing Date. Material pending applications, if any, will not be withdrawn or permitted to lapse without Buyer's consent, which consent shall not be unreasonably withheld, and Seller shall promptly notify Buyer of all material pending applications.

                  7.1.19 NO PURCHASE RIGHTS. Except as may be set forth in the Leases, Seller has not granted, and to Seller's knowledge no prior owner has granted, any Tenant under any lease or other person any option, right of first refusal or other right to purchase the Project as a whole that is currently in effect.

          7.2     REPRESENTATIONS AND WARRANTIES OF BUYER.

                  Buyer hereby represents and warrants to Seller, for the benefit of Seller and Seller's successors and assigns, that the following statements are true as of the date of this Agreement, and shall be true as of the Closing Date except to the extent that Buyer gives Seller written notice of changes to the representations and warranties prior to the Closing Date.

                  7.2.1 AUTHORITY; REQUIRED APPROVALS. Buyer is an Illinois corporation, properly organized under the laws of the State of Illinois. Buyer has the right, power, legal capacity and power to enter into this Agreement and to acquire the Project from Seller pursuant to the terms and provisions hereof and perform Buyer's obligations hereunder. The parties and persons executing this Agreement on behalf of Buyer have been duly authorized to execute this Agreement. All required approvals or consents have been obtained in connection with the execution of this Agreement by Buyer and with the performance by Buyer of Buyer's obligations hereunder. Buyer has full right and authority to enter into and fully perform its obligations under this Agreement.

                  7.2.2 NO CONFLICTS. Neither this Agreement nor anything provided to be done hereunder violates or shall violate any contract, document, understanding, Agreement or instrument to which Buyer is a party or by which Buyer may be bound.

          7.3     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of Buyer and Seller in this Agreement shall survive for a period of twelve (12) months after the Closing Date and neither party may bring an action against the other for a claim of misrepresentation or a breach of a representation or warranty or a similar claim later than the date twelve (12) months after the Closing Date (which date for bringing an action shall be extended to the date twelve (12) months after the Closing Date provided that the party bringing the action provided written notice of the claim to the other party prior to the date twelve (12) months after the Closing Date) and any such claim subsequently filed shall be barred.

          7.4     "AS IS"; "WHERE IS".

                  Notwithstanding anything to the contrary herein, it is expressly understood and agreed that subject to the right of Buyer to terminate at or prior to the End of the Inspection Period and except for the representations and warranties of Seller set forth in SECTION 7.1 of this Agreement, Buyer is acquiring the Property "As Is" and "Where Is" and that Seller has not made any other representations or warranties, expressed or implied with respect to the quality, physical condition, expenses, value of the Project, improvements thereon or any other matter or thing affecting or related to the Project (including without limitation, warranties of habitability, warranties of merchantability and/or fitness for a particular purpose), which might be pertinent in considering whether to purchase the Project, and Buyer does hereby expressly acknowledge that no such other representations or warranties have been made. Seller is not liable or bound in any manner by any warranties, either expressed or implied, guarantees, promises, statements, representations, or information pertaining to the Project or the value thereof made or furnished by any broker, agent, employee, servant or other person representing or purporting to represent Seller.

                           8. TERMINATION OF AGREEMENT

          8.1     TERMINATION.

                  In the event of (i) a default by Seller, or (ii) the failure of any of Buyer's Conditions or other conditions to the Closing to be satisfied or waived by Buyer, or (iii) a termination of this Agreement pursuant to the operation of SECTION 11.1, then and in any of such events, this Agreement may be canceled and terminated by Buyer. In the event that Buyer terminates this Agreement pursuant to the immediately preceding sentence or if Seller terminates this Agreement because of the failure of any of Seller's Conditions, all funds and documents previously delivered, including without limitation copies thereof, shall be returned to the party delivering same; provided however, in the event the Closing fails to occur by reason of Buyer's default, then Seller shall be entitled solely to liquidated damages as provided in SECTION 8.2. In the event of a default by Seller, including, but not limited to, any material incorrect representation(s) or warranty(ies), whether or not such default results in termination, Buyer shall have such remedies against Seller as may be available to Buyer either at law or in equity, including the right to specifically enforce this Agreement.

          8.2     LIQUIDATED DAMAGES.

                  SELLER WAIVES THE RIGHT TO SPECIFICALLY ENFORCE THIS AGREEMENT. IN THE EVENT THE CLOSING FAILS TO OCCUR BY REASON OF BUYER'S DEFAULT AFTER THE END OF THE INSPECTION PERIOD, SELLER AND BUYER AGREE THAT, BASED ON THE CIRCUMSTANCES NOW EXISTING, KNOWN OR UNKNOWN, SELLER AND BUYER EACH RECOGNIZE AND AGREE THAT IT WOULD BE EXCESSIVELY COSTLY AND IMPRACTICABLE TO ESTABLISH SELLER'S DAMAGES BY REASON OF BUYER'S DEFAULT AND IT WOULD BE REASONABLE TO AWARD SELLER LIQUIDATED DAMAGES IN THE AMOUNT OF THE EARNEST MONEY DEPOSIT MADE BY BUYER; PROVIDED, HOWEVER, IN ANY EVENT IN WHICH THE EARNEST MONEY DEPOSIT EXCEEDS FIVE PERCENT (5%) OF THE TOTAL PURCHASE PRICE UNDER THIS AGREEMENT OR ANY AMENDMENT HERETO, THE DIFFERENCE REPRESENTED BY SUCH EXCESS SHALL BE RETURNED TO BUYER UPON SELLER'S EXERCISE OF SUCH REMEDY. THE PARTIES ACKNOWLEDGE THAT THIS PROVISION IS INTENDED TO SATISFY THE REQUIREMENTS OF RCW 64.04.005(1)(a); IS NOT TO BE CONSTRUED TO BE A LIMITATION UPON ANY RIGHT OR REMEDY AVAILABLE TO SELLER IN THE EVENT OF ANY OTHER DEFAULT OR INDEMNITY ON THE PART OF BUYER UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT; AND DOES NOT AFFECT SELLER'S RIGHT TO RECOVER ATTORNEYS' FEES IN ANY ACTION COMMENCED WITH RESPECT TO THIS AGREEMENT. BOTH PARTIES AGREE THAT SUCH AMOUNT STATED AS LIQUIDATED DAMAGES IS A REASONABLE ESTIMATE OF SELLER'S DAMAGES IN THE EVENT OF BUYER'S DEFAULT AND SUCH AMOUNT SHALL BE IN LIEU OF ANY OTHER MONETARY OR EQUITABLE RELIEF TO WHICH SELLER MAY OTHERWISE BE ENTITLED BY VIRTUE OF THIS AGREEMENT OR BY OPERATION OF LAW. ACCORDINGLY, SELLER SHALL BE ENTITLED TO RETAIN SUCH AMOUNT AS LIQUIDATED DAMAGES FOR BUYER'S BREACH OF THIS AGREEMENT AND FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED HEREIN. BUYER'S REFUSAL TO CLOSE BECAUSE OF BUYER'S REJECTION OF THE PROJECT PRIOR TO THE END OF THE INSPECTION PERIOD FOR ANY REASON, OR FOR NO REASON WHATSOEVER, SHALL NOT BE A DEFAULT. SELLER HEREBY AGREES THAT LIQUIDATED MONETARY DAMAGES, AS STIPULATED HEREINABOVE, SHALL BE THE SOLE REMEDY OF SELLER IN THE EVENT OF A DEFAULT BY BUYER AND SELLER HEREBY WAIVES ANY RIGHT TO SPECIFIC PERFORMANCE OF BUYER'S OBLIGATIONS HEREUNDER.

                  /s/ [ILLEGIBLE]         /s/ [ILLEGIBLE]
                  -----------------       ------------------
                  Buyer's Initials        Seller's Initials

                            9. REAL ESTATE COMMISSION

          Seller has been represented in this transaction by Secured Capital Corporation ("SCC") and SCC has retained CB Richard Ellis ("CBRE"). Seller shall be responsible for any fees or commissions to SCC and SCC shall be responsible for any fee or commission payable to CBRE. Seller and Buyer represent and warrant to each other that they have employed no other broker and/or finder in connection with this Agreement. Seller and Buyer each agree that, to the extent a brokerage and/or finder's fee shall have been earned or claimed in connection with this Agreement, the payment of such fees and the defense of any action in connection therewith shall be the sole and exclusive obligation of the party who requested the services of the broker and/or finder. In the event that any claim, demand or cause of action for brokerage and/or finder's fees is asserted against a party to this Agreement who did not request such services, the party through whom the broker or finder is making the claim shall indemnify, defend (with an attorney of indemnitee's choice) and hold harmless the other party from and against any and all such claims, demands and causes of action.


                                 10. ASSIGNMENT

          Buyer shall not have the right to assign Buyer's interest under this Agreement without Seller's prior written consent, which consent may be withheld in Seller's sole discretion; provided however, subject to Buyer giving written notice to Seller within five (5) business days after any such assignment, Buyer shall have the right to assign Buyer's rights and obligations under this Agreement to any one (1) (but not more than one) subsidiary of a real estate investment trust affiliated with The Inland Real Estate Group, Inc. provided (i) such assignee expressly assumes the obligations of Buyer hereunder in writing and an originally executed copy of any such assignment and assumption (in which Seller is named a third party beneficiary) is delivered to Seller prior to the Closing Date, and (ii) such assignee is, or on the Closing Date will be, properly authorized to own real property in the State of Washington. Any such assignee shall succeed to all the rights of Buyer hereunder. Notwithstanding the foregoing, no such assignment shall relieve Buyer from Buyer's liability under this Agreement.


                                11. MISCELLANEOUS

          11.1    MATERIAL DAMAGE OR CONDEMNATION.

                  If the Project is materially damaged or if the Project or any part thereof is materially taken by condemnation or there is any condemnation or threatened condemnation of any direct or indirect access to the Project prior to the Closing Date, then Buyer shall have the right to terminate this Agreement and reject the Project and, on Buyer's written notice to Seller and Escrow Holder, the Earnest Money Deposit shall be returned to Buyer and this Agreement shall be terminated forthwith and neither Seller nor Buyer shall thereafter have any obligation to each other, except as set forth in SECTION 8.1 above and except as otherwise specifically set forth herein with respect to matters which survive termination of this Agreement. In the alternative, Buyer may elect to complete the transaction on the terms set forth in this Agreement and, in such event, or in the event there is damage to the Project that does not result in the Project being "materially damaged" as defined below (provided Seller and Buyer agree in their respective sole discretion on the amount of a reduction in the Purchase Price to reflect the costs of repairing such damage), and Seller shall retain the right to all insurance proceeds allocable to the restoration of the damaged Project or given as consideration for the taking. By "materially damaged," Seller and Buyer mean damaged to the extent (i) of any uninsured damage unless Seller agrees to pay Buyer the entire amount of such uninsured damage, (ii) the cost to repair such damage or destruction to the Project exceeds the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), or
(iii) any damage that allows a Lead Tenant to terminate its Lease. By "materially taken," Seller and Buyer mean a condemnation or taking by eminent domain occurring on the Project that results in the elimination of more than five percent (5%) of the Project, the elimination of more than five percent (5%) of the total gross square footage of the land comprising the Land, the elimination of more than either five percent (5%) of the parking areas at the Project or such portion of the parking areas such that the remaining parking areas do not provide sufficient parking to comply with applicable governmental requirements, or the elimination of any GLA in the Improvements at the Project or which otherwise permits any Lead Tenant to abate its rent or terminate its Lease. The phrase "taking by eminent domain" includes any notices of taking or commencement of proceedings under eminent domain power, but excludes any claim for inverse condemnation. Seller is not aware of any claim or threatened claim of inverse condemnation.

          11.2    ATTORNEYS' AND OTHER FEES.

                  Should either party institute any action or proceeding to enforce or interpret this Agreement or any provision hereof, for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' and other fees, incurred by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, accountants' fees, and any and all other similar fees incurred in connection with the action or proceeding and preparations therefor. The term "action or proceeding" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

          11.3    NOTICES.

                  Any notice, demand, request, covenant, approval or other communication to be given by one party to the other shall be given by personal service, express mail, Federal Express, DHL or any other similar form of nationally recognized airborne/overnight delivery service, or mailing in the United States mail (certified mail, return receipt requested), or by electronically-confirmed telefacsimile transmission, addressed to the parties at their respective addresses as follows:

                  If to Buyer:

                  c/o Inland Real Estate Acquisitions, Inc.
                  2901 Butterfield Road
                  Oak Brook, IL 60523
                  Attn: Mr. Lou Quilici
                  Telephone: (630) 218 -4948
                  Facsimile:  (630) 218-4935

                  With a copy to:

                  The Inland Real Estate Group, Inc.
                  2901 Butterfield Road
                  Oak Brook, IL 60523
                  Attn: Robin Rash, Esq.
                  Telephone: (630) 218 -8000 Ext. 2854
                  Facsimile:  (630) 218-4900

                  If to Seller:

                  MBK Northwest, LLC
                  Attention: Mr. Mason L. Frank
                  4949 S.W. Meadows Road, Suite 675
                  Lake Oswego, Oregon 97035
                  Telephone: (503) 636 -2800
                  Facsimile:  (503) 636-1331

                  With a copy to:

                  Voss, Cook & Thel LLP
                  Attention: Al Thel
                  895 Dove Street, Suite 450
                  Newport Beach, CA 92660
                  Telephone: (949) 435-0225
                  Facsimile:  (949) 435-0226

Any such notice shall be deemed to have been given (i) upon delivery, if personally delivered or given by any nationally recognized form of airborne/overnight delivery service or electronically-confirmed telefacsimile transmission, or (ii) upon receipt or refusal to accept delivery, whichever is earlier, if mailed. Either party may change the address at which it desires to receive notice upon giving written notice of such request to the other party. Buyer and Seller, and their respective counsel, hereby agree that notices may be given hereunder by the parties' respective counsel, and that if any communication is to be given hereunder by Buyer's or Seller's counsel, such counsel may communicate directly with all principals, as required to comply with the foregoing provisions.

          11.4    TIME OF ESSENCE.

                  Time is of the essence of this Agreement and each and every term and provision hereof.

          11.5    WAIVER OR MODIFICATION; NOT RECORDABLE.

                  A modification of any provision herein contained, or any other amendment to this Agreement, shall be effective only if the modification or amendment is in writing and signed by both Seller and Buyer. No waiver by any party hereto of any breach or default shall be considered to be a waiver of any other breach or default. The waiver of any condition shall not constitute a waiver of any breach or default with respect to any covenant, representation or warranty.

          11.6    SUCCESSORS AND ASSIGNS; SURVIVAL; JOINT AND SEVERAL LIABILITY.

                  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors and assigns. All representations and warranties contained herein shall survive the Closing for the period set forth in SECTION 7.3 hereof. The term "Buyer" as used herein shall mean and include Buyer's successors and assigns under this Agreement. If either Seller or Buyer shall consist of one or more persons or entities, the obligations of such party shall be the joint and several obligations of each person or entity constituting Seller or Buyer, respectively.

          11.7    NUMBER AND GENDER.

                  As used in this Agreement, the neuter includes the masculine and feminine, and the singular includes the plural.

          11.8    GOVERNING LAW.

                  This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Washington applicable to agreements made and to be performed wholly within the State of Washington.

          11.9    CONSTRUCTION.

                  Headings at the beginning of each Article, Section, and subsection are solely for the convenience of the parties and are not a part of this Agreement. All exhibits attached hereto are hereby incorporated herein by this reference. Unless otherwise indicated, all references herein to Articles, Sections, subsections, paragraphs, subparagraphs or provisions are to those in this Agreement. Any reference to an Article herein includes all Sections thereof and any reference to a Section herein includes all subsections thereof. This Agreement shall not be construed as if it had been prepared by only Buyer or Seller, but rather as if both Buyer and Seller had prepared the same. In the event any portion of this Agreement shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, such portion shall be deemed severed from this Agreement, and the remaining parts hereof shall remain in full force and effect, as fully as though such invalid, illegal or unenforceable portion had never been part of this Agreement.

          11.10   INTEGRATION OF OTHER AGREEMENTS.

                  This Agreement supersedes all previous contracts, correspondence and documentation relating to the sale of the Project and Seller and Buyer agree that the Letter of Intent between Seller and Buyer dated April 29, 2004, concerning Buyer's acquisition of the Project is hereby terminated and of no further force or effect whatsoever. Any oral representations or modifications concerning this Agreement shall be of no force or effect.

          11.11   LIKE-KIND EXCHANGE.

                  Subject to the terms and conditions of this SECTION 11.11, Seller and Buyer agree to cooperate with the other in effecting a simultaneous or delayed like-kind exchange of real property pursuant to Section 1031 of the United States Internal Revenue Code of 1986, as amended (the "Code") and similar provisions of applicable state law provided that: (i) the cooperating party shall incur no additional costs, expenses or liabilities as a result of, or in connection with, the exchange; (ii) the closing of the escrow for the sale of the Property to Buyer shall not be delayed as a result of the exchange but shall occur within the time period contemplated by this Agreement; (iii) all representations and warranties of the requesting party contained in this Agreement shall remain in full force and effect as if no exchange has occurred;
(iv) neither party shall have any obligation to act as an exchanging party and shall not be obligated to take title to any exchange property; and (v) the cooperating party shall not incur any liability whatsoever to any party as a result of such party's involvement in the exchange. Neither party is making any representation mat any exchange contemplated by this SECTION 11.11 shall qualify as an exchange within the meaning of Section 1031 of the Code or any provisions of applicable state law.

          11.12   INDEMNIFICATION BY SELLER.

                  Seller agrees to indemnify, defend and hold Buyer harmless of and from any and all claims, demands, losses, liabilities, causes of action, costs or expenses arising out of any act, omission, event or set of facts occurring with respect to the Project prior to the Closing Date, except for claims arising from actions of Buyer or Buyer's agents or employees on the Project. Seller shall also indemnify, defend and hold Buyer, and Buyer's agents and employees, harmless of and from any and all claims, demands, losses, liabilities, causes of action, costs or expenses (including reasonable attorneys' fees), directly or indirectly arising in connection with the breach of any covenant, warranty or representation of Seller under the terms of this Agreement.

          11.13   DUPLICATE ORIGINALS; COUNTERPARTS.

                  This Agreement may be executed in any number of duplicate originals, all of which shall be of equal legal force and effect. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

          11.14   NON-WAIVER OF RIGHTS.

                  No failure or delay of either party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right.

          11.15   DAYS.

                  The term "days," as used herein, shall mean actual days occurring, including Saturdays, Sundays and holidays (Federal and the State of Washington). The term "business days" shall mean days other than Saturdays, Sundays and holidays. If any item must be accomplished or delivered hereunder on a day that is not a business day, it shall be deemed to have been timely accomplished or delivered if accomplished or delivered on the next following business day.

          11.16   INCORPORATION OF EXHIBITS.

                  All schedules and exhibits attached hereto and referred to herein are incorporated in this Agreement as though fully set forth herein. These schedules and exhibits are:

                  Exhibit "A"          Assignment of Intangible Property
                  Exhibit "B"          Assignment of Leases
                  Exhibit "C"          Assignment of Service Contracts
                  Exhibit "D"          Bill of Sale
                  Exhibit "E"          Legal Description of Land
                  Exhibit "E-1"        Site Plan
                  Exhibit "F"          Notice to Tenants
                  Exhibit "G"          Rent Roll
                  Exhibit "H"          Escrow and Leasing Agreement
                  Exhibit "I"          Tenant Estoppel
                  Exhibit "I-1"        Seller Estoppel
                  Exhibit "J"          Statutory Warranty Deed
                  Exhibit "K"          Affidavit of Non-Foreign Person Status
                  Exhibit "L"          Certificate of Truth of Representations
                                       and Warranties (Seller)
                  Exhibit "L-1"        Certificate of Truth of Representations
                                       and Warranties (Buyer)
                  Exhibit "M"          Restrictive Use Declaration
                  Exhibit "N"          Theatre Lease Amendment
                  Exhibit "O"          Master Lease
                  Schedule 7.1.1       Unleased Space
                  Schedule 7.1.2       Unfinished/Defective Tenant Improvements
                  Schedule 7.1.8       Environmental Matters
                  Schedule 7.1.9       Litigation
                  Schedule 7.1.18      Permits, Authorizations

          11.17   IRS FORM 1099-S.

                  For purposes of complying with Section 6045 of the Internal Revenue Code of 1986 ("Code"), as amended, Escrow Holder shall be deemed the "person responsible for closing the transaction," and shall be responsible for obtaining the information necessary to file with the Internal Revenue Service Form 1099-S, "Statement for Recipients of Proceeds From Real Estate, Broker and Barter Exchange Transactions."

          11.18   FURTHER ASSURANCES.

                  Buyer and Seller each agree to execute any and all other documents and to take any further actions reasonably necessary to consummate the transaction contemplated hereby; provided, however, that such documents and actions shall not materially increase the obligations of Buyer or Seller otherwise set forth herein.

          11.19   MERGER.

                  Except as otherwise expressly set forth herein, the delivery of the Deed and any other documents and instruments by Seller and the acceptance and recordation thereof by Buyer shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder except to the extent this Agreement specifically provides for obligations or covenants to be performed by either Seller or Buyer after the Closing Date.

          11.20   CONFIDENTIALITY.

                  At all times during the Contract Period, and thereafter in the event Buyer does not acquire the Project, Buyer agrees not to disclose to anyone other than Buyer's representatives, consultants, lender(s), agents or employees, the terms of this Agreement or the transaction contemplated hereunder except to the extent such information is otherwise available to the public, as may be required by law or in connection with Buyer's due diligence investigation of the Project.

     IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the date first above written.

                            "Buyer"

                            INLAND REAL ESTATE ACQUISITIONS, INC.,
                            an Illinois corporation

                            By:    /s/ Lou Quilici
                                   -------------------------------
                                   Lou Quilici
                            Its:   Senior Vice President

                            Buyer's Taxpayer Identification Number: 36-3640591


                            "Seller"

                            MBK NORTHWEST, LLC, a Washington limited liability company

                            By:    /s/ Mason L. Frank
                                   -------------------------------
                                   Mason L. Frank, President

                            Seller's Taxpayer Identification Number: 59-3772843

                             ESCROW HOLDER'S RECEIPT

          The undersigned, as Escrow Holder, hereby acknowledges receipt of the foregoing Escrow Instructions, accepts said escrow account, and agrees to carry out said Escrow Instructions and hold and dispose of the funds and documents deposited in said account in accordance with such instructions.


Dated: MAY 11, 2004                    CHICAGO TITLE INSURANCE
                                       COMPANY


                                       By: /s/ Nancy Castro
                                           ---------------------------
                                           Nancy Castro


Escrow No.:       24051936

Escrow Officer:   Nancy Castro

Telephone No.:    (312) 223-2709

Fax No.:          (312) 223-2108

E-Mail Address:   castrona@ctt.com


Transnation Title Order No.: 10172758

Title Officer:    Gregg Colbo

Telephone No.:    (360) 698-5020 (cell: (253) 225-3136) [try cell phone first]

Fax No.:          (360) 698-4616

E-Mail Address:   gcolbo@landam.com

                                   EXHIBIT "A"

                        ASSIGNMENT OF INTANGIBLE PROPERTY

     THIS ASSIGNMENT OF INTANGIBLE PROPERTY ("Assignment") is made as of ____________, 200_, by MBK NORTHWEST, LLC, a Washington limited liability company ("Assignor"), in favor of _____________________________________________
____________ ("Assignee"), with reference to the following facts:

     A. Assignor is the owner and record title holder of that certain real property commonly known, along with certain other real property, as Lakewood Towne Center which is located in the City of Lakewood, County of Pierce, State of Washington.

     B. Simultaneously herewith, Assignee has acquired from Assignor Assignor's interest in and to said real property and certain personal and other property relating thereto (collectively the "Property"), in accordance with the terms and conditions of that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions dated as of __________, 2004 (the "Purchase Agreement"), by and between Assignor, as Seller, and __________________________, as Buyer [_______ has assigned all of its right, title and interest in and to the Purchase Agreement and the Property to Assignee and Assignee has assumed all of ______'s obligations thereunder];

     C. Assignee, as a condition of the acquisition of the Property under the Purchase Agreement, has required an assignment of certain intangible property and rights as a part of the Property being acquired;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and confessed, Assignor hereby agrees as follows:

1.   ASSIGNMENT OF CONTRACTS AND RIGHTS

     Assignor has granted, assigned, transferred, and set over, and by these presents does hereby grant, assign, transfer and set over, to Assignee all of Assignor's right, title, and interest in and to the following (collectively, the "Intangible Property"):

          1.1 The intangible property, if any, described in Schedule "A-1" attached hereto and incorporated herein by this reference;

          1.2 All permits, licenses, certificates of occupancy, Tenant files, and to the extent transferable by Seller, warranties and guaranties, all awards hereafter made or to be made to Seller relating to the Land or the Improvements or any part thereof by reason of a taking by eminent domain or conveyance in lieu thereof, use and operating permits and licenses, and all other licenses and permits, approvals, and certificates obtained or held in connection with the ownership or use of the Property;

          1.3 All copyrights, designs, artwork, graphics, licenses, and the right to use any item of the foregoing type relating to the Property;

          1.4 All of the records, plans, specifications, maps, designs, reports, drawings, applications to governmental entities and all other documents and agreements of a like nature relating to or prepared in connection with the use and operation of the Property, if available to Assignor; and

          1.5 The non-exclusive right, without warranty as to title, to use the name "Lakewood Towne Center" in connection with the operation of the Property.

          Assignor represents and warrants to Assignee that, to Assignor's actual knowledge, use of the Intangible Property by Assignor and Assignee has not and will not infringe on the rights of any third parties and Assignor has the full right and authority to assign Assignor's interest in the Intangible Property, if any, to Assignee to the extent such items may be lawfully transferred: (i) free and clear of all liens, encumbrances and rights of others and (ii) without consent of any other party, in each case subject however to the representations, warranties, exclusions, limitations and other provisions contained in the Purchase Agreement, which is incorporated herein by this reference, including without limitation the provisions of SECTION 7.3 of the Purchase Agreement.

2.   BINDING ON SUCCESSORS AND ASSIGNS

     All the covenants and agreements hereinabove contained shall apply to and bind Assignor and Assignor's assigns. The term "Assignee" as used in this Assignment shall mean and include Assignee's successors and assigns.

3.   EFFECTIVE DATE

     The effective date of this Assignment shall be the date hereof.

4.   COUNTERPARTS

     This Assignment may be executed in one (1) or more counterparts, all of which shall constitute a single agreement and each of which shall be an original for all purposes.

5.   ATTORNEYS' FEES

     In the event of any litigation between Assignor and Assignee arising out of the obligations of Assignor or Assignee under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

     IN WITNESS WHEREOF, this Assignment has been executed as of the date first set forth above.

                            "Assignor"

                            MBK NORTHWEST, LLC, a Washington limited liability company


                            By:
                                 ----------------------------------
                                 Mason L. Frank
                                 President

Schedule A-1: List of Intangible Property

                                   EXHIBIT "B"

                              ASSIGNMENT OF LEASES


     THIS ASSIGNMENT OF LEASES ("Assignment") is made as of ______________, 200_, by and between MBK NORTHWEST, LLC, a Washington limited liability company ("Assignor"), and _____________________________________________________________
("Assignee"), with reference to the following facts:

     A. Assignor is the owner and record title holder of that certain real property commonly known, along with certain other real property, as Lakewood Towne Center which is located in the City of Lakewood, County of Pierce, State of Washington.

     B. Simultaneously herewith, Assignee has acquired from Assignor, Assignor's interest in and to said real property and certain personal and other property relating thereto (collectively the "Property"), in accordance with the terms and conditions of that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions dated as of ___________, 2004 (the "Purchase Agreement"), by and between Assignor, as Seller, and ____________, as Buyer [________ has assigned all of its right, title and interest in and to the Purchase Agreement and the Property to Assignee and Assignee has assumed all of __________'s obligations thereunder];

     C. A portion of said Property has been demised to various parties, hereinafter referred to as "Tenants", by the contractual agreements set forth in various leases, hereinafter referred to as the "Leases", which are listed and described on Schedule "B-1" attached hereto, and incorporated herein by this reference;

     D. Assignee, as a condition of the acquisition of the Property under the Purchase Agreement, has required an assignment of the Leases as a part of the Property being acquired;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and confessed, the parties hereby agree as follows:

1.   ASSIGNMENT OF LEASES

     Assignor has granted, assigned, transferred, and set over, and by these presents does hereby grant, assign, transfer and set over, to Assignee the Leases, together with any guaranties or letters of credit furnished by the Tenants in connection therewith, and all rights of Assignor contained therein. Assignor represents and warrants to Assignee that, to Assignor's knowledge, Assignor has the full right and authority to assign, transfer and deliver all such leases, guaranties or letters of credit to Assignee (i) free and clear of all liens, encumbrances and rights of others except for the rights of Tenants under the Leases, and (ii) without the consent of any other party, in each case subject to the representations, warranties, exclusions, limitations and other provisions contained in the Purchase Agreement, which is incorporated herein by this reference, including without limitation the provisions of SECTION 7.3 of the Purchase Agreement.

2.   ASSIGNMENT OF SECURITY DEPOSITS

     Concurrently herewith, Assignor has assigned, transferred, and delivered, and does hereby assign, transfer and deliver, to Assignee all security deposits and advance rentals presently held by Assignor under the Leases, which security deposits and advance rentals are listed in Schedule "B-2" attached hereto, and incorporated herein by this reference, and Assignor hereby relinquishes all of Assignor's right, title, and interest therein. Assignor represents and warrants to Assignee that, to Assignor's knowledge, Assignor has the full right and authority to assign, transfer and deliver all such security deposits and advance rentals to Assignee
(i) free and clear of all liens, encumbrances and rights of others except for the rights of Tenants under the Leases, and (ii) without the consent of any other party, in each case subject to the representations, warranties, exclusions, limitations and other provisions contained in the Purchase Agreement, which is incorporated herein by this reference, including without limitation the provisions of SECTION 7.3 of the Purchase Agreement.

3.   DUTIES AND OBLIGATIONS

     As to each and all of the Leases hereby assigned, Assignor hereby delegates to Assignee all of the duties and obligations of performance of and by the landlord under each Lease arising from and after the Effective Date (defined below); and for and in consideration of each of the Leases herein being assigned to Assignee, Assignee hereby accepts this Assignment and agrees to assume and perform, and hereby assumes, all of the duties, obligations, covenants, agreements, promises, terms, conditions and provisions contained in each of the Leases to be observed, kept, performed or complied with by landlord under each of the Leases from and after the Effective Date, including, but not limited to, the obligation to pay Tenants, in accordance with the Leases, the security deposits and other deposits made by the Tenants, but only to the extent such deposits have been disclosed by Assignor and delivered to Assignee.

4.   HOLD HARMLESS

     4.1 Assignor hereby covenants to Assignee to hold Assignee and the Property harmless and hereby agrees to indemnify Assignee and the Property from any claim, loss, liability, expense (including but not limited to reasonable attorneys' fees), demand or cause of action which may be asserted against or incurred by Assignee or the Property arising from, based upon or related to any alleged or actual liability or obligation, whether matured or unmatured, or any alleged or actual breach, failure, refusal or inability of Assignor to perform any provision of any of the Leases in respect of the landlord thereunder which occurred or should have occurred prior to the Effective Date.

     4.2 Assignee hereby covenants to Assignor to hold Assignor harmless and hereby agrees to indemnify Assignor from any claim, loss, liability, expense (including but not limited to reasonable attorneys' fees), demand or cause of action which may be asserted against or incurred by Assignor arising from, based upon or related to (i) any claim made by a Tenant for return of such Tenant's security deposit, provided such claim does not relate to any act or omission by Assignor, as Landlord, and Assignor has disclosed and delivered such deposit to Assignee and/or (ii) any alleged or actual breach or failure, refusal or inability of Assignee to perform any provision of any of the Leases in respect of the landlord thereunder which occurs after the Effective Date.

5.   BINDING ON SUCCESSORS AND ASSIGNS

     5.1 All the covenants and agreements of Assignor hereinabove contained shall apply to and bind Assignor and Assignor's successors and assigns.

     5.2 All the covenants and agreements of Assignee hereinabove contained shall apply to and bind Assignee and Assignee's successors and assigns.

     5.3 The term "Assignee" as used in this Assignment shall mean and include Assignee's successors and assigns.

6.   ATTORNEYS' FEES

     In the event of any litigation between Assignor and Assignee arising out of the obligations of Assignor or Assignee under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

7.   EFFECTIVE DATE

     The effective date of this Assignment (the "Effective Date") shall be the date hereof.

8.   COUNTERPARTS

     This Assignment may be executed in one (1) or more counterparts, all of which together shall constitute a single agreement and each of which shall be an original for all purposes.

     IN WITNESS WHEREOF, this Assignment has been executed by Assignee and Assignor as of the date first set forth above.


                            "Assignor"

                            MBK NORTHWEST, LLC, a Washington limited liability company


                            By:
                                 ----------------------------------
                                 Mason L. Frank
                                 President


                            "Assignee"

                            _____________________________________________
                            _____________________________________________


                            By:
                                 ----------------------------------------

                            Its:
                                 ----------------------------------------


Schedule B-l: Leases
Schedule B-2: Security Deposits and Advance Rentals

                                   EXHIBIT "C"

                         ASSIGNMENT OF SERVICE CONTRACTS

     THIS ASSIGNMENT OF SERVICE CONTRACTS ("Assignment") is made as of ___________, 200_, by and between MBK NORTHWEST, LLC, a Washington limited liability company ("Assignor"), and ____________________________________________
__________ ("Assignee"), with reference to the following facts:

     A. Assignor is the owner and record title holder of that certain real property commonly known, along with certain other real property, as Lakewood Towne Center which is located in the City of Lakewood, County of Pierce, State of Washington.

     B. Simultaneously herewith, Assignee has acquired from Assignor, Assignor's interest in and to said real property and certain personal and other property relating thereto (collectively the "Property"), in accordance with the terms and conditions of that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions dated as of ____________, 2004 (the "Purchase Agreement"), by and between Assignor, as Seller, and ____________, as Buyer;

     C. Assignee, as a condition of the acquisition of the Property under the Purchase Agreement, has required an assignment of the certain contracts and rights as a part of the Property being acquired;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged and confessed, the parties hereby agree as follows:

1.   ASSIGNMENT OF CONTRACTS AND RIGHTS

     1.1 Assignor has granted, assigned, transferred, and set over, and by these presents does hereby grant, assign, transfer and set over, to Assignee all of Assignor's right, title, and interest in and to the following:

          1.1.1 Those maintenance contracts, service contracts and other contracts (collectively the "Service Contracts") relating to the Property and listed on Schedule "C-1" attached hereto and incorporated herein by this reference. Copies of the Service Contracts have been delivered to Assignee.

          1.1.2 All of the guaranties, warranties, and agreements made by any contractors, subcontractors, vendors, suppliers or any other person or entity regarding their performance and the quality of their workmanship, and the quality of materials provided, in connection with the construction, manufacture, development, installation and operation of any and all of the improvements, including buildings, parking areas, and landscaping areas, and all fixtures, equipment and items of personal property located in such improvements, located on or used in connection with the Property, and all contract rights under any contract containing such guaranties, warranties and agreements; provided, however, that Assignee does not assume any of the duties or obligations of Assignor under any such contracts, this Assignment only being an assignment of the rights of Assignor thereunder. All such guaranties, warranties and agreements which are in writing or are otherwise known to Assignor are listed on Schedule "C-2" attached hereto and incorporated herein by this reference, which list Assignor certifies as being true, correct and complete. Copies of all such guarantees, warranties and agreements have been delivered to Assignee.

          Assignor represents and warrants to Assignee that, to Assignor's knowledge, Assignor has the full right and authority to assign, transfer and deliver Assignor's interest under all such Service Contracts and the guaranties, warranties and agreements described in this Section 1.1 to Assignee subject only to the limitations on transfer, if any, set forth in such documents, (i) free and clear of all liens, encumbrances and rights of others, and (ii) except as consent may be required under the terms of such Service Contracts or such guaranties, warranties or agreements, without the consent of any other party, in each case subject to the representations, warranties, exclusions, limitations and other provisions contained in the Purchase Agreement, which is incorporated herein by this reference, including without limitation the provisions of SECTION
7.3 of the Purchase Agreement.

2.   DUTIES AND OBLIGATIONS

     Assignor hereby delegates to Assignee all of the duties and obligations of performance of and by the Assignor under each Service Contract arising from and after the Effective Date; and for and in consideration of each of the Service Contracts herein being assigned to Assignee, Assignee hereby accepts this Assignment and agrees to assume and perform, and hereby assumes, all of the duties, obligations, covenants, agreements, promises, terms, conditions and provisions contained in each of the Service Contracts to be observed, kept, performed or complied with by Assignor under each of the Service Contracts from and after the Effective Date, to the extent the same have been disclosed to Assignee by Assignor in writing prior to the date hereof.

3.   HOLD HARMLESS

     3.1 Assignor hereby covenants to Assignee to hold Assignee and the Property harmless and hereby agrees to indemnify Assignee and the Property from any claim, loss, liability, expense (including but not limited to reasonable attorneys' fees), demand or cause of action which may be asserted against or incurred by Assignee arising from, based upon or related to any alleged or actual breach or failure, refusal or inability of Assignor to perform any provision of any of the Service Contracts which occurred prior to the Effective Date.

     3.2 Assignee hereby covenants to Assignor to hold Assignor harmless and hereby agrees to indemnify Assignor from any claim, loss, liability, expense (including but not limited to reasonable attorneys' fees), demand or cause of action which may be asserted against or incurred by Assignor arising from, based upon or related to any alleged or actual breach or failure, refusal or inability of Assignee to perform any provision of any of the Service Contracts which occurs after the Effective Date.

4.   BINDING ON SUCCESSORS AND ASSIGNS

     4.1 All the covenants and agreements of Assignor hereinabove contained shall apply to and bind Assignor and Assignor's successors and assigns.

     4.2 All of the covenants and agreements of Assignee hereinabove contained shall apply to and bind Assignee and Assignee's successors and assigns.

     4.3 The term "Assignee" as used in this Assignment shall mean and include Assignee's successors and assigns.

5.   ATTORNEYS' FEES

     In the event of any litigation between Assignor and Assignee arising out of the obligations of Assignor or Assignee under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

6.   EFFECTIVE DATE

     The effective date of this Assignment (the "Effective Date") shall be the date hereof.

7.   COUNTERPARTS

     This Assignment may be executed in one (1) or more counterparts, all of which together shall constitute a single agreement and each of which shall be an original for all purposes.

     IN WITNESS WHEREOF, this Assignment has been executed by Assignee and Assignor as of the date first set forth above.

                            "Assignor"

                            MBK NORTHWEST, LLC, a Washington limited liability company


                            By:
                                 ----------------------------------
                                 Mason L. Frank
                                 President


                            "Assignee"

                            _____________________________________________
                            _____________________________________________


                            By:
                                 ----------------------------------------

                            Its:
                                 ----------------------------------------


Schedule C-1: Service Contracts [INCLUDE READER BOARD CONTRACT]
Schedule C-2: Guaranties and Warranties

                                   EXHIBIT "D"

                                  BILL OF SALE

          FOR TEN DOLLARS ($10.00) AND OTHER VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, MBK NORTHWEST, LLC, a Washington limited liability company ("Seller"), hereby grants, sells, transfers, assigns, conveys and delivers to __________________________________ ____________ ("Buyer"), all of Seller's right, title and interest in and to all furniture, furnishings, fixtures, equipment, appliances, supplies, construction materials and other tangible personal property owned by Seller, listed and described in Schedule "D-1" attached hereto and incorporated herein by this reference (the "Personal Property").

          The Personal Property is owned by Seller and located on or in, attached to, or used in connection with that certain shopping center commonly known as Lakewood Towne Center or the improvements located thereon (the land and said improvements are collectively referred to herein as the "Project").

          Seller represents and warrants to Buyer, and its successors and assigns, which representation and warranty shall survive the closing for the purchase of the Project and the Personal Property for a period of twelve (12) months, that the Personal Property is free from all liens and encumbrances. Assignor represents and warrants to Assignee that, to Assignor's knowledge, Assignor has the full right and authority to assign, transfer and deliver the Personal Property to Assignee (i) free and clear of all liens, encumbrances and rights of others, and (ii) without the consent of any other party, in each case subject to the representations, warranties, exclusions, limitations and other provisions contained in the Purchase Agreement, which is incorporated herein by this reference, including without limitation the provisions of SECTION 7.3 of the Purchase Agreement.

          In the event of any litigation between Seller and Buyer arising out of the obligations of Seller or Buyer under this Bill of Sale or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

          Buyer shall have and hold the Personal Property for itself and for its successors and assigns, and, subject to the foregoing, Seller does for itself, and its successors and assigns, covenant and agree with Buyer to indemnify, defend and warrant Buyer's title to the Personal Property and the rights of Buyer, and its successors and assigns, against each and every person claiming the Personal Property or any portion thereof.

          EXECUTED as of _____________, 200_.

                           "Seller"

                           MBK NORTHWEST, LLC, a Washington limited liability company


                           By:
                                ----------------------------------
                                Mason L. Frank
                                President

Schedule D-1:  List of Personal Property

                                   EXHIBIT "E"

                               DESCRIPTION OF LAND

       [SUBJECT TO REVISION UPON RECORDATION OF AMENDED BINDING SITE PLAN]

LOTS 1, 3, 5, 7, 8 & 10 OF THE LAKEWOOD MALL BINDING SITE PLAN, AS RECORDED UNDER RECORDING NO. 8802120287, AND LOT 9G OF THE AMENDED BINDING SITE PLAN, AS RECORDED UNDER RECORDING NO. 200008215002, RECORDS OF PIERCE COUNTY WASHINGTON.

TOGETHER WITH THAT PORTION OF LOT 9A OF SAID AMENDED BINDING SITE PLAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF LOT 9A;
THENCE SOUTH 89 DEG. 46'54" EAST 638.37 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING, SOUTH 89 DEG. 46'54" EAST, 500.19 FEET;
THENCE SOUTH 07 DEG. 53'58" EAST, 35.41 FEET;
THENCE SOUTH 00 DEG. 13'06" WEST, 115.70 FEET;
THENCE SOUTH 09 DEG. 44'28" WEST, 32.55 FEET;
THENCE SOUTH 00 DEG. 20'49" WEST, 28.74 FEET;
THENCE NORTH 89 DEG. 46'54" WEST, 144.05 FEET;
THENCE SOUTH 00 DEG. 13'06" WEST, 134.00 FEET;
THENCE NORTH 89 DEG. 46'54" WEST, 15.75 FEET;
THENCE SOUTH 00 DEG. 14'59 EAST, 98.46 FEET TO THE NORTHERLY LINE OF LOT 3 OF SAID BINDING SITE PLAN;
THENCE SOUTH 89 DEG. 45'01" WEST, 275.15 FEET;
THENCE SOUTH 00 DEG. 04'14" EAST, 743.63 FEET;
THENCE NORTH 89 DEG. 45'01" EAST, 323.50 FEET;
THENCE SOUTH 00 DEG. 14'59" EAST, 121.09 FEET TO THE NORTHERLY MARGIN OF
MAIN ST. AS RECORDED UNDER RECORDING NO. 200008215002, OF AMENDED BINDING SITE PLAN OF VILLA PLAZA;
THENCE NORTH 89 DEG. 56'06" WEST, 100.85 FEET TO AN INTERSECTION WITH A CURVE, THE RADIUS POINT OF WHICH BEARS SOUTH 00 DEG. 03'54" WEST 989.93 FEET;
THENCE WESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 278.40 FEET THROUGH A CENTRAL ANGLE OF 16 DEG. 06'48";
THENCE NORTH 00 DEG. 05'46" EAST, 269.25 FEET;
THENCE NORTH 00 DEG. 21'14" WEST, 286.32 FEET;
THENCE NORTH 00 DEG. 08'04" WEST, 409.64 FEET;
THENCE NORTH 30 DEG. 37'47" WEST, 22.26 FEET;
THENCE NORTH 00 DEG. 10'35" WEST, 198.25 FEET;
THENCE NORTH 00 DEG. 13'16" WEST, 123.11 FEET;
THENCE NORTH 02 DEG. 00'16" EAST, 42.63 FEET TO THE TRUE POINT OF BEGINNING;


EXCEPT THE FOLLOWING DESCRIBED PARCEL:

COMMENCING AT THE NORTHWEST CORNER OF LOT 9A;
THENCE SOUTH 89 DEG. 46'54" EAST 638.37 FEET;
THENCE SOUTH 89 DEG. 46'54" EAST 500.19 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 07 DEG. 53'58" EAST 35.41 FEET;
THENCE SOUTH 00 DEG. 13'06" WEST 115.70 FEET;

THENCE SOUTH 09 DEG. 44'28" WEST 32.55 FEET;
THENCE SOUTH 00 DEG. 20'49" WEST 351.49 FEET;
THENCE SOUTH 07 DEG. 45'17" WEST 24.23 FEET;
THENCE SOUTH 00 DEG. 07'58" EAST 699.57 FEET TO AN INTERSECTION WITH A CURVE, THE RADIUS POINT OF WHICH BEARS SOUTH 89 DEG. 52'02" WEST 50.00 FEET;
THENCE SOUTH WESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 78.71 FEET THROUGH A CENTRAL ANGLE OF 90 DEG. 11'52" TO THE NORTH MARGIN OF MAIN ST. AS SHOWN ON SAID AMENDED BINDING SITE PLAN OF VILLA PLAZA BINDING SITE PLAN;
THENCE ALONG THE NORTH MARGIN OF MAIN ST. SOUTH 89 DEG. 56'06" EAST 160.00 FEET TO AN INTERSECTION OF A CURVE TO THE RIGHT, THE RADIUS POINT OF WHICH BEARS NORTH 00 DEG. 03'54" EAST 50.00 FEET;
THENCE NORTHWESTERLY ALONG SAID CURVE AN ARC DISTANCE OF 78.37 FEET THROUGH A CENTRAL ANGLE OF 89 DEG. 48'08";
THENCE NORTH 00 DEG. 07'58" WEST 700.12 FEET;
THENCE NORTH 07 DEG. 45'35" EAST 24.23 FEET;
THENCE NORTH 00 DEG. 20'49" EAST 350.98 FEET;
THENCE NORTH 00 DEG. 59'31" EAST 28.56 FEET;
THENCE NORTH 00 DEG. 13'06" EAST 154.43 FEET;
THENCE NORTH 89 DEG. 46'54" WEST 60.00 FEET TO THE TRUE POINT OF BEGINNING;

TOGETHER WITH PARCEL 4 OF AMENDED BINDING SITE PLAN OF VILLA PLAZA BINDING SITE PLAN RECORDED AUGUST 21, 2000 UNDER RECORDING NO. 200008215002, RECORDS OF PIERCE COUNTY AUDITOR;

TOGETHER WITH LOT 7 IN BLOCK 1 AND LOTS 4, 5, 6, 25, 28 & 29 IN BLOCK 4 OF M & M ADDITION, AS PER PLAT RECORDED IN VOLUME 14 OF PLATS, PAGE 69, RECORDS OF PIERCE COUNTY AUDITOR, SITUATE IN THE CITY OF LAKEWOOD, COUNTY OF PIERCE, STATE OF WASHINGTON, EXCEPT THOSE PORTIONS OF SAID LOTS 4, 5 AND 29 CONVEYED TO PIERCE COUNTY BY DEED RECORDED JULY 10, 1978 UNDER RECORDING NO. 2835329, RECORDS OF SAID PIERCE COUNTY;

                                  EXHIBIT "E-1"

                                    SITE PLAN

[GRAPHIC]
                             LAKEWOOD TOWNE CENTER
                              LAKEWOOD, WASHINGTON

                                   EXHIBIT "F"

                                NOTICE TO TENANTS

                              (Seller's Letterhead)

                                            ______________, 2004

Tenant:   (Fill in Tenant's name and address)

RE:  SALE OF "POWER CENTER" AT LAKEWOOD TOWNE CENTER, LAKEWOOD, WASHINGTON

Dear Sir or Madam:

     Please be advised that your landlord, MBK Northwest, LLC has this day sold the above referenced shopping center to _______________ ("New Landlord"). Federal Employer Identification Number ________________. Please send all sums pursuant to your lease to: [__________, c/o] _________________________________,
____________.

     Rent is due and payable on the first day of each month in advance. This is the only notice you will receive since New Landlord does not send monthly statements. Please also note that, in the future, all formal notices which you may desire to give to your New Landlord should be addressed as follows: c/o _______________________________________________________ (Telephone (__) ______).

     Please note that you should contact your insurance broker and notify them to send to New Landlord, at New Landlord's address set forth above, a revised certificate of insurance replacing the former owner as the additional named insured with that of ________________ as the additional named insured.

     You are provided with the following information relating to the transfer of your security deposit from MBK Northwest, LLC to your New Landlord:

     Name of Tenant: ___________________________________________________________
     Address and Suite Number: _________________________________________________
     Amount of your original security deposit: $________________________________ Nature of our claims made against your security deposit: __________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     Amount of claims made against your security deposit: $_____________________ Balance of security deposit transferred to your New Landlord: $____________

     Effective with the sale of the Shopping Center to your New Landlord, your New Landlord has assumed all obligations of the landlord under your lease arising after the date hereof. Please direct all future inquiries with respect to the Property or your lease to your New Landlord at the above address.

     Please note the attached list of contact people should you have any questions.

                            Very truly yours,

                            MBK NORTHWEST, LLC, a Washington limited liability company


                            By:
                                 ----------------------------------
                                 Mason L. Frank
                                 President

ATTACHMENT: Current List of Purchaser's/New Landlord's Contact People

                                   EXHIBIT "G"

                                    RENT ROLL
                    (Leases and Temporary Tenancies, if any)

LAKEWOOD TOWNE CENTER
RENT ROLL-AS OF 4/30/04

                                                                                                       Leased   Lease     Lease
Suite #    dba Name/Tenant Name                      List of Leases                            Date     RSF   Commences  Expires
---------------------------------------------------------------------------------------------------------------------------------
CORE

C1-5830  Bed Bath & Beyond, Inc.   Lease                                                  8/29/2001    30,530  06/30/02  01/31/13
                                   Approval of Tenant Signage                            11/21/2001
                                   Delivery Date Notice                                    2/6/2002
                                   Architects Certificate                                  4/9/2002
                                   Bed Bath & Beyond Signage                               5/6/2002
                                   Deliver Date Certification                             6/10/2002
                                   Architects Certificate Floor Area of Shop Center      10/29/2002
                                   Rent Commencement Agreement                           10/31/2002
                                   Letter re Burlington Coat Factory use                  1/22/2003
                                   Warranty Inspection Report                              6/3/2003
                                   Notice of Name Change & Taxpayer #, Reqst.COI           3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

C1-5820  Ross Stores, Inc.         Lease                                                  9/28/2001    30,151  07/20/02  01/31/13
                                   Memorandum of Lease                                    9/28/2001
                                   Letter re: Leases                                     10/12/2001
                                   Letter re: Tenant Estoppel                            10/31/2001
                                   Letter re: Lease Effectiveness                        11/19/2001
                                   Construction Completion Notice                          2/6/2002
                                   Delivery Date Notice                                   6/11/2002
                                   Acknowledgement of Commencement                         9/3/2002
                                   Letter re: Co-Tenancy Requirements                      9/9/2002
                                   Letter re: Co-Tenancy Requirements (revised)           9/27/2002
                                   Architects Certificate of Leasable Floor Area          10/9/2002
                                   Letter re: Delivery Date Notice                       10/11/2002
                                   Letter re: Waiver BCF Use                              1/22/2003
                                   Notice of Change Name & Taxpayer#,Reqst COI              3/2/04
                                   Notice of Merger/Lease Assignment                        3/25/04

C1-5810  Old Navy, Inc.            Lease                                                   9/6/2001    16,172  06/16/02  01/31/08
                                   Architects Certificate                                  6/8/2002
                                   Punch List Inspection                                  5/13/2002
                                   Notice of Substantial Completion                       5/14/2002
                                   Exhibit "B" 1st Amend. to Lease (Commce Agree)         10/8/2002
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

C1-5730  Michaels Stores, Inc.     Agreement Letter                                       7/18/2001    24,035  08/11/02  02/29/12
                                   Lease                                                  8/10/2001
                                   Memorandum of Lease                                    8/10/2001
                                   Estoppel Certificate                                    9/7/2001
                                   Notice of Required Leases                             10/22/2001
                                   Construction Completion Notice                          2/1/2002
                                   Completion Notice                                       4/9/2002
                                   Notice of Punch List Inspection                         6/3/2002
                                   Notice of Completion Date                              6/11/2002
                                   Notice of Punch List Completion                        6/25/2002
                                   Architects Certification of Square Footage             6/25/2002
                                   Notice of Leases                                       9/23/2002
                                   Notice of Chg. Of Names & Taxpayer# &reqst COI          3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

C1-5831  G.I. Joe's, Inc.          Lease                                                  8/20/2001    45,005  06/10/02  11/30/17
                                   First Amendment to Lease                                9/5/2001
                                   Notice of Substantial Completion                       6/10/2002
                                   First Amend. to Lease (Commencement Agree.)            8/16/2002
                                   Waiver & Consent                                       2/26/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004


                                                                                                              Rent Escalation
                                                                                         Monthly  Base Rent -------------------
Suite #    dba Name/Tenant Name                      List of Leases                     Base Rent  Psf/Yr.    Date   Amount/Mo.
-------------------------------------------------------------------------------------------------------------------------------
CORE

C1-5830  Bed Bath & Beyond, Inc.   Lease                                                $  31,802 $   12.50
                                   Approval of Tenant Signage                                               07/01/07 $   34,982
                                   Delivery Date Notice
                                   Architects Certificate
                                   Bed Bath & Beyond Signage
                                   Deliver Date Certification
                                   Architects Certificate Floor Area of Shop Center
                                   Rent Commencement Agreement
                                   Letter re Burlington Coat Factory use
                                   Warranty Inspection Report
                                   Notice of Name Change & Taxpayer #,Reqst.COI
                                   Notice of Merger/Lease Assignment

C1-5820  Ross Stores, Inc.         Lease                                                $  29,523 $   11.75
                                   Memorandum of Lease                                                      02/01/08 $   31,407
                                   Letter re: Leases
                                   Letter re: Tenant Estoppel
                                   Letter re: Lease Effectiveness
                                   Construction Completion Notice
                                   Delivery Date Notice
                                   Acknowledgement of Commencement
                                   Letter re: Co-Tenancy Requirements
                                   Letter re: Co-Tenancy Requirements (revised)
                                   Architects Certificate of Leasable Floor Area
                                   Letter re: Delivery Date Notice
                                   Letter re: Waiver BCF Use
                                   Notice of Change Name & Taxpayer#,Reqst COI
                                   Notice of Merger/Lease Assignment

C1-5810  Old Navy,Inc.             Lease                                                $  14,824 $   11.00
                                   Architects Certificate
                                   Punch List Inspection
                                   Notice of Substantial Completion
                                   Exhibit "B" 1st Amend. to Lease (Commce Agree)
                                   Notice of Chg. Of Names&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5730  Michaels Stores, Inc.     Agreement Letter                                     $  24,035 $   12.00
                                   Lease                                                                    09/01/07 $   26,438
                                   Memorandum of Lease
                                   Estoppel Certificate
                                   Notice of Required Leases
                                   Construction Completion Notice
                                   Completion Notice
                                   Notice of Punch List Inspection
                                   Notice of Completion Date
                                   Notice of Punch List Completion
                                   Architects Certification of Square Footage
                                   Notice of Leases
                                   Notice of Chg. Of Names & Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5831  G.L. Joe's, Inc.          Lease                                                $  45,005 $   12.00
                                   First Amendment to Lease                                                 11/07/07 $   49,506
                                   Notice of Substantial Completion                                         11/07/12 $   54,456
                                   First Amend. to Lease (Commencement Agree.)
                                   Waiver & Consent
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment


                                                                                        Rent Escalation
                                                                                        ---------------      Options, Termination
Suite #    dba Name/Tenant Name                      List of Leases                     PSF/Mo. PSF/Yr.        Rights, Comments
------------------------------------------------------------------------------------------------------------------------------------
CORE

C1-5830  Bed Bath & Beyond, Inc.   Lease                                                                 Three 5-year options
                                   Approval of Tenant Signage                           $  1.15 $ 13.75  @ $15.13, $16.64, & $18.30
                                   Delivery Date Notice                                                  psf/year.
                                   Architects Certificate
                                   Bed Bath & Beyond Signage
                                   Deliver Date Certification
                                   Architects Certificate Floor Area of Shop Center
                                   Rent Commencement Agreement
                                   Letter re Burlington Coat Factory use
                                   Warranty Inspection Report
                                   Notice of Name Change & Taxpayer #, Reqst.COI
                                   Notice of Merger/Lease Assignment

C1-5820  Ross Stores, Inc.         Lease                                                                 Four 5-year options @
                                   Memorandum of Lease                                  $  1.04 $ 12.50  $13.50, $14.50, $15.50 &
                                   Letter re: Leases                                                     $16.50, psf/year.
                                   Letter re: Tenant Estoppel
                                   Letter re: Lease Effectiveness
                                   Construction Completion Notice
                                   Delivery Date Notice
                                   Acknowledgement of Commencement
                                   Letter re: Co-Tenancy Requirements
                                   Letter re: Co-Tenancy Requirements (revised)
                                   Architects Certificate of Leasable Floor Area
                                   Letter re: Delivery Date Notice
                                   Letter re: Waiver BCF Use
                                   Notice of Change Name & Taxpayer#,Reqst COI
                                   Notice of Merger/Lease Assignment

C1-5810  Old Navy, Inc.            Lease                                                                 Two 5-year options @ lesser
                                   Architects Certificate                                                of 110% of previous rent or
                                   Punch List Inspection                                                 cumulative CPI plus 1%.
                                   Notice of Substantial Completion
                                   Exhibit "B" 1st Amend. to Lease (Commce Agree)
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5730  Michaels Stores, Inc.     Agreement Letter                                                      Three 5-year options:
                                   Lease                                                $  1.10 $ 13.20  option 1 @ $29,082/mo.,
                                   Memorandum of Lease                                                   option 2 @ $31,987/mo. &
                                   Estoppel Certificate                                                  option 3 @ $35,191/mo.
                                   Notice of Required Leases
                                   Construction Completion Notice
                                   Completion Notice
                                   Notice of Punch List Inspection
                                   Notice of Completion Date
                                   Notice of Punch List Completion
                                   Architects Certification of Square Footage
                                   Notice of Leases
                                   Notice of Chg. Of Names&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5831  G.I. Joe's, Inc.          Lease                                                                 Four 5-year options: option
                                   First Amendment to Lease                             $  1.10 $ 13.20  1 @ $59,694/mo., option
                                   Notice of Substantial Completion                     $  1.21 $ 14.52  2 @ $65,895/mo., option
                                   First Amend. to Lease (Commencement Agree.)                           3 @ $72,496/mo. & option
                                   Waiver & Consent                                                      4 @ $79,734/mo.
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment


                                                                                                                             To be
                                                                                                                           completed
                                                                                                                           prior to
                                                                                                         Unpaid  Deliquent  closing
                                                                                     Security  Unused   Broker's   Base     Prepaid
Suite #    dba Name/Tenant Name                      List of Leases                  Deposit  Free Rent   Fees     Rent       Rent
------------------------------------------------------------------------------------------------------------------------------------
CORE

C1-5830  Bed Bath & Beyond, Inc.   Lease
                                   Approval of Tenant Signage
                                   Delivery Date Notice
                                   Architects Certificate
                                   Bed Bath & Beyond Signage
                                   Deliver Date Certification
                                   Architects Certificate Floor Area of Shop Center
                                   Rent Commencement Agreement
                                   Letter re Burlington Coat Factory use
                                   Warranty Inspection Report
                                   Notice of Name Change & Taxpayer #, Reqst.COI
                                   Notice of Merger/Lease Assignment

C1-5820  Ross Stores, Inc.         Lease
                                   Memorandum of Lease
                                   Letter re: Leases
                                   Letter re: Tenant Estoppel
                                   Letter re: Lease Effectiveness
                                   Construction Completion Notice
                                   Delivery Date Notice
                                   Acknowledgement of Commencement
                                   Letter re: Co-Tenancy Requirements
                                   Letter re: Co-Tenancy Requirements (revised)
                                   Architects Certificate of Leasable Floor Area
                                   Letter re: Delivery Date Notice
                                   Letter re: Waiver BCF Use
                                   Notice of Change Name & Taxpayer#,Reqst COI
                                   Notice of Merger/Lease Assignment

C1-5810  Old Navy, Inc.            Lease
                                   Architects Certificate
                                   Punch List Inspection
                                   Notice of Substantial Completion
                                   Exhibit "B" 1st Amend to Lease (Commce Agree)
                                   Notice of Chg. Of Name&Taxpayer# &reqst
                                   COI
                                   Notice of Merger/lease Assignment

C1-5730  Michaels Stores, Inc.     Agreement Letter
                                   Lease
                                   Memorandum of Lease
                                   Estoppel Certificate
                                   Notice of Required Leases
                                   Construction Completion Notice
                                   Completion Notice
                                   Notice of Punch List Inspection
                                   Notice of Completion Date
                                   Notice of Punch List Completion
                                   Architects Certification of Square Footage
                                   Notice of Leases
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5831  G.I. Joe's, Inc.          Lease
                                   First Amendment to Lease
                                   Notice of Substantial Completion
                                   First Amend to Lease (Commencement Agree.)
                                   Waiver & Consent
                                   Notice of Chg. Of Name&payer# & reqst COI
                                   Notice of Merger/Lease Assignment

                                                                                                       Leased   Lease     Lease
Suite #    dba Name/Tenant Name                      List of Leases                            Date     RSF   Commences  Expires
---------------------------------------------------------------------------------------------------------------------------------
C1-5811  Goltschalk's, Inc.        Lease                                                  2/18/1988   119,256  03/01/92  02/29/12
                                   Assignment & Assumption                               11/29/1988
                                   First Amendment to Lease                               5/31/1989
                                   Lease Addendum                                         12/6/1991
                                   First Lease Amendment                                  3/10/1998
                                   Second Amendment to Lease                              4/22/1999
                                   Third Amendment to Lease                                3/1/2000
                                   Fourth Amendment to Lease                               3/1/2002
                                   Fifth Amendment to Lease                               12/6/2002
                                   Sixth Amendment to Lease                               11/5/2003
                                   Sixth Amendment to Lease - Revised                     11/5/2003
                                   Letter of Agreement                                   11/18/2003
                                   Sixth Amend. To Lease - Clarification Letter          11/25/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/26/2004

C1-5721  Loews Cineplex Odeon      Lease                                                  12/5/1989    48,229  11/22/96  11/30/11
         P?tt Theaters, Inc.       Letter Regarding Tenants Exclusive                     12/5/1989
                                   Memorandum of Lease                                    12/5/1989
                                   Guaranty                                               12/6/1989
                                   First Amendment to Lease (Original Lease)              8/24/1995
                                   Lease (Expansion Premises)                             8/24/1995
                                   First Lease Amendment                                   4/1/1996
                                   Landlord Waiver Agreement                             12/12/1996
                                   Second Amend. to Lease (Expansion Premises)            5/27/1997
                                   Change of Address (Tenant)                             6/19/1996
                                   Notice of Bankruptcy                                   2/15/2001
                                   Memorandum of Amended Lease                             3/7/2002
                                   Amendment to Leases (Lakewood Mall #447)               3/31/2002
                                   Loews Lakewood Mall Deed of Trust (WA#447)              5/2/2002
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

S3-5711  Barnes & Noble Bookstore  Lease                                                  9/24/1996    23,104  12/05/96  01/31/12
         Barnes & Noble            Lease Memorandum                                       9/24/1996
          Booksellers, Inc.        Letter re: Agreement of Office Depot Use                1/1/1997
                                   Quitclaim Bill of Sale                               12/8/1998
                                   Waiver & Consent Agreement                             3/28/2002
                                   Ltr re: Waiver Use Restrictions B&N/Office Depot       7/10/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   First Amend. to Amended & Restated Lease Agree.         3/4/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

         Subtotal for New Core:                                                                       336,482


                                                                                                             Rent Escalation
                                                                                        Monthly  Base Rent -------------------
Suite #    dba Name/Tenant Name                      List of Leases                    Base Rent  Psf/Yr.    Date   Amount/Mo.
------------------------------------------------------------------------------------------------------------------------------
C1-5811  Goltschalk's, Inc.        Lease                                               $  33,333 $    3.35
                                   Assignment & Assumption
                                   First Amendment to Lease
                                   Lease Addendum
                                   First Lease Amendment
                                   Second Amendment to Lease
                                   Third Amendment to Lease
                                   Fourth Amendment to Lease
                                   Fifth Amendment to Lease
                                   Sixth Amendment to Lease
                                   Sixth Amendment to Lease - Revised
                                   Letter of Agreement
                                   Sixth Amend. To Lease - Clasification Letter
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5721  Loews Cineplex Odeon      Lease                                               $  43,068 $   10.72
         P?tt Theaters, Inc.       Letter Regarding Tenants Exclusive                                      01/01/05 $   46,919
                                   Memorandum of Lease                                                     12/01/06 $   49,459
                                   Guaranty
                                   First Amendment to Lease (Original Lease)
                                   Lease (Expansion Premises)
                                   First Lease Amendment
                                   Landlord Waiver Agreement
                                   Second Amend. to Lease (Expansion Premises)
                                   Change of Address (Tenant)
                                   Notice of Bankruptcy
                                   Memorandum of Amended Lease
                                   Amendment to Leases (Lakewood Mall #447)
                                   Loews Lakewood Mall Deed of Trust (WA#447)
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

S3-5711  Barnes & Noble Bookstore  Lease                                               $  26,473 $   13.75
         Barnes & Noble            Lease Memorandum                                                        02/01/07 $   26,955
          Booksellers, Inc.        Letter re: Agreement of Office Depot Use
                                   [ILLEGIBLE] Bill of Sale
                                   Waiver & Consent Agreement
                                   Ltr re: Waiver Use Restrictions B&N/Office Depot
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   First Amend. to Amended & Restated Lease Agree.
                                   Notice of Merger/Lease Assignment

         Subtotal for New Core:                                                        $ 248,064


                                                                                     Rent Escalation
                                                                                     ---------------        Options, Termination
Suite #    dba Name/Tenant Name                      List of Leases                  PSF/Mo. PSF/Yr.          Rights, Comments
------------------------------------------------------------------------------------------------------------------------------------
C1-5811  Goltschalk's, Inc.        Lease                                                              Four 5-year options at current
                                   Assignment & Assumption                                            rate provided tenant has
                                   First Amendment to Lease                                           paid an average of $480,000 in
                                   Lease Addendum                                                     rent per year in last five
                                   First Lease Amendment                                              years of term.
                                   Second Amendment to Lease                                          Landord has right to terminate
                                   Third Amendment to Lease                                           with 6 months notice + fee
                                   Fourth Amendment to Lease                                          of $300,000 (if terminating
                                   Fifth Amendment to Lease                                           07/04-06/07), $200,000
                                   Sixth Amendment to Lease                                           (if terminating 07/07-06/08)
                                   Sixth Amendment to Lease - Revised                                 or $100,000) (if terminating
                                   Letter of Agreement                                                07/06-06/09).
                                   Sixth Amend. To Lease - Clarification Letter
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5721  Loews Cineplex Odeon      Lease                                                              Four 5-year options; option 1
         P?tt Theaters, Inc.       Letter Regarding Tenants Exclusive                $  0.97 $ 11.67  @ $28.30; option 2 @ $32.55;
                                   Memorandum of Lease                               $  1.03 $ 12.31  option 3 @ $37.43 and option 4
                                   Guaranty                                                           @ $43.05, psf/year.
                                   First Amendment to Lease (Original Lease)                          Landord and Tenant have right
                                   Lease (Expansion Premises)                                         to terminate with 180 days
                                   First Lease Amendment                                              notice.
                                   Landlord Waiver Agreement
                                   Second Amend. to Lease (Expansion Premises)                        New lease amendment is being
                                   Change of Address (Tenant)                                         negotiated. Landlord will
                                   Notice of Bankruptcy                                               remove former enclosed mall
                                   Memorandum of Amended Lease                                        improvements and construct a
                                   Amendment to Leases (Lakewood Mall #447)                           new facade. New amendment will
                                   Loews Lakewood Mall Deed of Trust (WA#447)                         eliminate tenant's
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI                        termination right for 30
                                   Notice of Merger/Lease Assignment                                  months following the
                                                                                                      Construction Completion Date
                                                                                                      or April 1, 2007, whichever is
                                                                                                      earlier. Rent will stay at the
                                                                                                      current $43,068 for 3 years
                                                                                                      following the Construction
                                                                                                      Completion Date. After the 3
                                                                                                      years, rent will increase to
                                                                                                      $49,459 until the lease term
                                                                                                      expires on November 30, 2011.
                                                                                                      Options will not change.

S3-5711  Barnes & Noble Bookstore  Lease
         Barnes & Noble            Lease Memorandum                                  $  1.17 $ 14.00  Two 5-year options @ $15.00 &
          Booksellers, Inc.        Letter re: Agreement of Office Depot Use                           $16.00, psf/year.
                                   [ILLEGIBLE] Bill of Sale
                                   Waiver & Consent Agreement
                                   Ltr re: Waiver Use Restrictions B&N/Office Depot
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   First Amend. to Amended & Restated Lease Agree.
                                   Notice of Merger/Lease Assignment

         Subtotal for New Core:


                                                                                                                             To be
                                                                                                                           completed
                                                                                                                           prior to
                                                                                                        Unpaid  Delinquent  closing
                                                                                    Security  Unused   Broker's    Base     Prepaid
Suite #    dba Name/Tenant Name                      List of Leases                 Deposit  Free Rent   Fees      Rent       Rent
------------------------------------------------------------------------------------------------------------------------------------
C1-5811  Goltschalk's, Inc.        Lease
                                   Assignment & Assumption
                                   First Amendment to Lease
                                   Lease Addendum
                                   First Lease Amendment
                                   Second Amendment to Lease
                                   Third Amendment to Lease
                                   Fourth Amendment to Lease
                                   Fifth Amendment to Lease
                                   Sixth Amendment to Lease
                                   Sixth Amendment to Lease - Revised
                                   Letter of Agreement
                                   Sixth Amend. To Lease - Clasification Letter
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

C1-5721  Loews Cineplex Odeon      Lease
         P?tt Theaters, Inc.       Letter Regarding Tenants Exclusive
                                   Memorandum of Lease
                                   Guaranty
                                   First Amendment to Lease (Original Lease)
                                   Lease (Expansion Premises)
                                   First Lease Amendment
                                   Landlord Waiver Agreement
                                   Second Amend. to Lease (Expansion Premises)
                                   Change of Address (Tenant)
                                   Notice of Bankruptcy
                                   Memorandum of Amended Lease
                                   Amendment to Leases (Lakewood Mall #447)
                                   Loews Lakewood Mall Deed of Trust (WA#447)
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

S3-5711  Barnes & Noble Bookstore  Lease
         Barnes & Noble            Lease Memorandum
          Booksellers, Inc.        Letter re: Agreement of Office Depot Use
                                   [ILLEGIBLE] Bill of Sale
                                   Waiver & Consent Agreement
                                   Ltr re: Waiver Use Restrictions B&N/Office Depot
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   First Amend. to Amended & Restated Lease Agree.
                                   Notice of Merger/Lease Assignment

         Subtotal for New Core:                                                      $   0.00 $    0.00 $   0.00 $    0.00 $    0.00

Lakewood Towne Center
Rent Roll- as of 4/30/04

                                                                                                       Leased   Lease     Lease
Suite #    dba Name/Tenant Name                      List of Leases                            Date     RSF   Commences  Expires
----------------------------------------------------------------------------------------------------------------------------------
MAJOR PADS

   E1-1  PETsMART, Inc.            Lease                                                   4/8/2002    19,069  10/05/03  01/31/19
                                   Memorandum of Lease                                     4/8/2002
                                   Letter Sheet Metal Coping                              3/25/2003
                                   First Amendment to Shopping Center Lease               4/10/2003
                                   Delivery Date/Date of Possession Notice                7/11/2003
                                   Commencement Date Certificate                           8/5/2003
                                   Remittance Address Change                             12/10/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Second Amendment to Lease                               3/9/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

   E1-2  Office Depot, Inc.        Amended and Restated Lease                             4/10/2003    18,000  09/22/03  09/30/13
                                   Memorandum of Amended and Restated Lease               4/10/2003
                                   Delivery Notice                                        6/11/2003
                                   Ltr re: Waiver Use Restrictions Office Depot/S&N       7/10/2003
                                   Tender of Possession/Delivery Date                     8/19/2003
                                   Acknowledgement of Landlord & Tenant                  12/30/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004
                                   Letter re: Consent From Office Depot                   4/26/2004

   E1-3  Pier 1 Imports, Inc.      Lease                                                   5/6/2003    11,142  09/04/03  02/28/14
                                   Memorandum of Lease                                     5/2/2003
                                   Sixty Day Notice                                        7/1/2003
                                   Ten Day Notice                                         8/20/2003
                                   Letter re: Acceptance of the Premises                   9/2/2003
                                   Punch List Completion                                  9/25/2003
                                   Notice of Lease                                        11/3/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

   E2-1  Burlington Coat Factory   Amended and Restatement of Lease Agreement             2/14/2003    70,533  08/18/03  08/31/13
         Warehouse of Tacoma, Inc. Memorandum of Lease                                    2/14/2003
                                   Notice of Tender Date                                  3/31/2003
                                   Notice of Actual Tender Date                           5/29/2003
                                   Tender Date                                            6/27/2003
                                   Letter re: Commencement Date REVISED                    9/9/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

  E2-2A  Famous Footwear           Lease                                                  9/23/2003     8,355  10/30/03  10/31/08
         Brown Group Retail, Inc.  Notice of Delivery & Substantial Completion            10/1/2003
                                   Term Commencement Agreement                           11/17/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004
  E2-2B  Vacant                                                                                         8,400

  E2-2C  Vacant                                                                                         8,400

         Subtotal for Major Pads:                                                                     143,919


                                                                                                              Rent Escalation
                                                                                     Monthly  Base Rent ---------------------------
Suite #    dba Name/Tenant Name                      List of Leases                 Base Rent  Psf/Yr.    Date   Amount/Mo. PSF/Mo.
-----------------------------------------------------------------------------------------------------------------------------------
MAJOR PADS

   E1-1  PETsMART, Inc.            Lease                                            $  17,496 $   11.00
                                   Memorandum of Lease                                                  02/01/09  CPI(x) 7.10% max
                                   Letter Sheet Metal Coping                                            02/01/14  CPI(x) 7.10% max
                                   First Amendment to Shopping Center Lease
                                   Delivery Date/Date of Possession Notice
                                   Commencement Date Certificate
                                   Remittance Address Change
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Second Amendment to Lease
                                   Notice of Merger/Lease Assignment

   E1-2  Office Depot, Inc.        Amended and Restated Lease                       $  22,125  $  14.75
                                   Memorandum of Amended and Restated Lease                             10/01/08 $   24,330 $  1.35
                                   Delivery Notice
                                   Ltr re: Waiver Lisa Restrictions Office Depot/S&N
                                   Tender of Possession/Delivery Date
                                   Acknowledgement of Landlord & Tenant
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment
                                   Letter [ILLEGIBLE] re: Consent From Office Depot

   E1-3  Pier 1 Imports, Inc.      Lease                                            $  15,963 $   17.19
                                   Memorandum of Lease                                                  10/01/04 $   16,017 $  1.44
                                   Sixty Day Notice                                                     10/01/08 $   16,013 $  1.62
                                   Ten Day Notice
                                   Letter re: Acceptance of the Premises
                                   Punch List Completion
                                   Notice of Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

   E2-1  Burlington Coat Factory   Amended and Restatement of Lease Agreement        $  32,328 $    5.50
         Warehouse of Tacoma, Inc. Memorandum of Lease                                                  09/01/08 $   33,797 $  0.48
                                   Notice of Tender Date
                                   Notice of Actual Tender Date
                                   Tender Date
                                   Letter re: Commencement Date REVISED
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

  E2-2A  Famous Footwear           Lease                                            $  10,444 $   15.00
         Brown Group Retail, Inc.  Notice of Delivery & Substantial Completion
                                   Term Commencement Agreement
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment
  E2-2B  Vacant

  E2-2C  Vacant

         Subtotal for Major Pads:                                                   $  98,358



                                                                                 Rent Escalation
                                                                                 ---------------              Options,
Suite #    dba Name/Tenant Name                      List of Leases                  PSF/Yr.         Termination Rights, Comments
------------------------------------------------------------------------------------------------------------------------------------
MAJOR PADS

   E1-1  PETsMART, Inc.            Lease                                                         Four 5-year options @ no more than
                                   Memorandum of Lease                                           110% of previous rent.
                                   Letter Sheet Metal Coping
                                   First Amendment to Shopping Center Lease
                                   Delivery Date/Date of Possession Notice
                                   Commencement Date Certificate
                                   Remittance Address Change
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Second Amendment to Lease
                                   Notice of Merger/Lease Assignment

   E1-2  Office Depot, Inc.        Amended and Restated Lease                                    Four 5-year options; option 1-3 @
                                   Memorandum of Amended and Restated Lease             $ 16.22  110% of previous rent; option 4 @
                                   Delivery Notice                                               112% of previous rent.
                                   Ltr re: Waiver Lisa Restrictions Office Depot/S&N
                                   Tender of Possession/Delivery Date
                                   Acknowledgement of Landlord & Tenant
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment
                                   Letter [ILLEGIBLE] re: Consent From Office Depot

   E1-3  Pier 1 Imports, Inc.      Lease                                                         Two 5-year options @ $21.83 &
                                   Memorandum of Lease                                  $ 17.25  $24.56, psf/year. Right to
                                   Sixty Day Notice                                     $ 19.40  terminate if Center less than 80%
                                   Ten Day Notice                                                occupied over 180 days.
                                   Letter re: Acceptance of the Premises
                                   Punch List Completion
                                   Notice of Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

   E2-1  Burlington Coat Factory   Amended and Restatement of Lease Agreement                    Three 5-year options @ $6.00,
         Warehouse of Tacoma, Inc. Memorandum of Lease                                  $  5.75  $6.25, and $6.50, psf/year. Right
                                   Notice of Tender Date                                         to terminate if sales do not exceed
                                   Notice of Actual Tender Date                                  $10MM during the 44th through 56th
                                   Tender Date                                                   month of original lease term.
                                   Letter re: Commencement Date REVISED
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

  E2-2A  Famous Footwear           Lease                                                         Two 5-year options @ $17.25 &
         Brown Group Retail, Inc.  Notice of Delivery & Substantial Completion                   $19.64, psf/year.
                                   Term Commencement Agreement
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

  E2-2B  Vacant                                                                                  Square footage is flexible and may
                                                                                                 be combined or reduced into
                                                                                                 adjacent space.
                                                                                                 Seller will master lease this
                                                                                                 space.

  E2-2C  Vacant                                                                                  Square footage is flexible and may
                                                                                                 be combined or reduced into
                                                                                                 adjacent space.
                                                                                                 Seller will master lease this
                                                                                                 space.

         Subtotal for Major Pads:


                                                                                                                             To be
                                                                                                                           completed
                                                                                                                           prior to
                                                                                                        Unpaid  Delinquent  closing
                                                                                    Security  Unused   Broker's    Base     Prepaid
Suite #    dba Name/Tenant Name                      List of Leases                 Deposit  Free Rent   Fees      Rent       Rent
------------------------------------------------------------------------------------------------------------------------------------
MAJOR PADS

   E1-1  PETsMART, Inc.            Lease                                                                         $ 980.85
                                   Memorandum of Lease
                                   Letter Sheet Metal Coping
                                   First Amendment to Shopping Center Lease
                                   Delivery Date/Date of Possession Notice
                                   Commencement Date Certificate
                                   Remittance Address Change
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Second Amendment to Lease
                                   Notice of Merger/Lease Assignment

   E1-2  Office Depot, Inc.        Amended and Restated Lease
                                   Memorandum of Amended and Restated Lease
                                   Delivery Notice
                                   Ltr re: Waiver Lisa Restrictions Office Depot/S&N
                                   Tender of Possession/Delivery Date
                                   Acknowledgement of Landlord & Tenant
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment
                                   Letter [ILLEGIBLE] re: Consent From Office Depot

   E1-3  Pier 1 Imports, Inc.      Lease
                                   Memorandum of Lease
                                   Sixty Day Notice
                                   Ten Day Notice
                                   Letter re: Acceptance of the Premises
                                   Punch List Completion
                                   Notice of Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

   E2-1  Burlington Coat Factory   Amended and Restatement of Lease Agreement
         Warehouse of Tacoma, Inc. Memorandum of Lease
                                   Notice of Tender Date
                                   Notice of Actual Tender Date
                                   Tender Date
                                   Letter re: Commencement Date REVISED
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

  E2-2A  Famous Footwear           Lease
         Brown Group Retail, Inc.  Notice of Delivery & Substantial Completion
                                   Term Commencement Agreement
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment
  E2-2B  Vacant

  E2-2C  Vacant

         Subtotal for Major Pads:                                                    $   0.00 $    0.00 $   0.00 $  980.85 $    0.00


LAKEWOOD TOWNE CENTER
RENT ROLL-AS OF 4/30/04

                                                                                                       Leased   Lease     Lease
Suite #    dba Name/Tenant Name                      List of Leases                            Date     RSF   Commences  Expires
---------------------------------------------------------------------------------------------------------------------------------
SMALL PADS

ES-10107 La Palma Mexican          Lease                                                  4/15/2003     5,120  01/25/04  12/31/13
          Restaurant               Tender of Possession                                   8/29/2003
         La Palma, Inc.            First Amendment to Lease                               11/4/2003
                                   Change of Address Notice                               1/30/2004
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Commencement Agreement                                  4/1/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

E3-1g    Motherhood Maternity      Lease                                                  not dated     1,750    Not     10 years
         Mothers Work, Inc.                                                                                   Commenced

E3-1f    EB Games                  Lease                                                  4/29/2004     1,400    Not      5 years
         Electronics Boutique of                                                                              Commenced
          America Inc.

E3-1e    Vacant                                                                                         1,400

E3-1d    Vacant                                                                                         1,400

E3-1c    Vacant                                                                                         1,400

E3-1b    Vacant                                                                                         2,100

E3-1a    Vacant                                                                                         2,450

E3-2     Vacant                                                                                         5,200

         Subtotal for Small Pads:                                                                      22,220


                                                                                                              Rent Escalation
                                                                                         Monthly  Base Rent -------------------
Suite #    dba Name/Tenant Name                      List of Leases                     Base Rent  Psf/Yr.    Date   Amount/Mo.
-------------------------------------------------------------------------------------------------------------------------------
SMALL PADS

ES-10107 La Palma Mexican          Lease                                                $   2,267 $   10.00
          Restaurant               Tender of Possession                                                     02/01/05 $    8,533
         La Palma, Inc.            First Amendment to Lease                                                 02/01/09 $    9,387
                                   Change of Address Notice
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Commencement Agreement
                                   Notice of Merger/Lease Assignment

E3-1g    Motherhood Maternity      Lease                                                $   3,573 $   24.50
         Mothers Work, Inc.                                                                                 6th year $    4,109

E3-1f    EB Games                  Lease                                                $   2,917 $   25.00
         Electronics Boutique of
          America Inc.

E3-1e    Vacant

E3-1d    Vacant

E3-1c    Vacant

E3-1b    Vacant

E3-1a    Vacant

E3-2     Vacant

         Subtotal for Small Pads:                                                       $  10,757


                                                                                        Rent Escalation
                                                                                        ---------------      Options, Termination
Suite #    dba Name/Tenant Name                      List of Leases                     PSF/Mo. PSF/Yr.        Rights, Comments
------------------------------------------------------------------------------------------------------------------------------------
SMALL PADS

ES-10107 La Palma Mexican          Lease                                                                 Tenant has 5-year options @
          Restaurant               Tender of Possession                                 $  1.67 $ 20.00  $24.20 & 26.62, psf/year
         La Palma, Inc.            First Amendment to Lease                             $  1.83 $ 22.00
                                   Change of Address Notice
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Commencement Agreement
                                   Notice of Merger/Lease Assignment

E3-1g    Motherhood Maternity      Lease                                                                 New lease recently
         Mothers Work, Inc.                                                             $  2.35 $ 28.18  executed. Tenant
                                                                                                         improvements to be
                                                                                                         completed by tenant. Tenant
                                                                                                         allowance of $30,000 to be
                                                                                                         paid by Landlord. Tenant
                                                                                                         has termination right if
                                                                                                         sales do not exceed
                                                                                                         $405,000 during the 3rd
                                                                                                         lease year. Tenant has one
                                                                                                         5-year option @ $32.40
                                                                                                         psf/year.

E3-1f    EB Games                  Lease                                                                 New lease recently
         Electronics Boutique of                                                                         executed. Tenant
          America Inc.                                                                                   improvements to be
                                                                                                         completed by tenant. Tenant
                                                                                                         allowance of $14,000 to be
                                                                                                         paid by Landlord. Tenant
                                                                                                         has one 5-year option @
                                                                                                         $32.50 psf/year.

E3-1e    Vacant                                                                                          Seller will master lease
                                                                                                         this space.

E3-1d    Vacant                                                                                          Seller will master lease
                                                                                                         this space.

E3-1c    Vacant                                                                                          Seller will master lease
                                                                                                         this space.

E3-1b    Vacant                                                                                          Seller will master lease
                                                                                                         this space.

E3-1a    Vacant                                                                                          Landlord is in final
                                                                                                         negotiations with Sprint
                                                                                                         Spectrum to lease space at
                                                                                                         $27 psf/year.

E3-2     Vacant                                                                                          Landlord is in final
                                                                                                         negotiations with Panera
                                                                                                         Bread to lease space at
                                                                                                         $25 psf/year.

         Subtotal for Small Pads:


                                                                                                                             To be
                                                                                                                           completed
                                                                                                                           prior to
                                                                                                         Unpaid  Deliquent  closing
                                                                                     Security  Unused   Broker's   Base     Prepaid
Suite #    dba Name/Tenant Name                      List of Leases                  Deposit  Free Rent   Fees     Rent       Rent
------------------------------------------------------------------------------------------------------------------------------------
SMALL PADS

ES-10107 La Palma Mexican          Lease                                                                $10,129.88
          Restaurant               Tender of Possession
         La Palma, Inc.            First Amendment to Lease
                                   Change of Address Notice
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Commencement Agreement
                                   Notice of Merger/Lease Assignment

E3-1g    Motherhood Maternity      Lease                                                                $ 5,250.00
         Mothers Work, Inc.

E3-1f    EB Games                  Lease
         Electronics Boutique of
          America Inc.

E3-1e    Vacant

E3-1d    Vacant

E3-1c    Vacant

E3-1b    Vacant

E3-1a    Vacant

E3-2     Vacant

         Subtotal for Small Pads:                                                    $   0.00 $    0.00 $15,379.88 $0.00   $0.00


                                                                                                       Leased   Lease     Lease
Suite #    dba Name/Tenant Name                      List of Leases                            Date     RSF   Commences  Expires
---------------------------------------------------------------------------------------------------------------------------------
BUILDING N2

N2-1     Wells Fargo Financial     Lease                                                  5/23/1994     1,750  12/01/99  11/30/09
          Washington, Inc.         First Amendment to Shopping Center Lease                8/2/1999
         Wells Fargo               Letter re: Commencement Date                          11/17/1999
          Financial, Inc.          Notice of Merger                                        1/6/2000
                                   Letter re: Acknowledge Chge legal description         11/12/2002
                                   Notice Address Change                                  9/17/2003
                                   Option Rent                                           12/10/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Agreement to Extend Lease                              3/11/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

N2-2     24 Hour Fitness, Inc.     Lease                                                  5/29/1996    20,219  12/02/96  12/31/16
                                   Guaranty                                               5/29/1996
                                   Waiver and Consent Agreement                            7/5/1996
                                   Substantial Completion of the Premises                 12/5/1996
                                   First Lease Agreement                                  4/30/1997
                                   Consent to Assignment                                  4/10/1998
                                   Lease Amendment                                       10/15/1998
                                   Notice of Lease Assignment                             6/28/2001
                                   Change of Notice Address                              12/14/2001
                                   Letter re: Acknowledge Chge legal description          3/10/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

N2-3-10  The Dollar Store          Lease                                                 10/21/2002    15,564  01/15/03  01/31/13
                                   Delivery Date Notice                                  11/27/2002
                                   Architects Certificate of Square Footage                1/9/2003
                                   Notice of Change of Address                           11/12/2003
                                   First Amendment to Lease                              12/18/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

N2-11-12 Lakewood Community        Lease                                                  1/15/1996     9,450  04/01/03  03/31/13
          Dialysis Center          First Lease Amendment                                   3/6/1996
                                   Legal Name Change                                      10/5/2000
                                   Letter re: Exercising Option                            2/6/2001
                                   Second Amendment to Shopping Center Lease             10/21/2002
                                   Change of Address Notification                         8/29/2003
                                   Letter re: Commencement Date Confirmation             11/24/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

         Subtotal for Building N2:                                                                     46,983


                                                                                                              Rent Escalation
                                                                                         Monthly  Base Rent -------------------
Suite #    dba Name/Tenant Name                      List of Leases                     Base Rent  Psf/Yr.    Date   Amount/Mo.
-------------------------------------------------------------------------------------------------------------------------------
BUILDING N2

N2-1     Wells Fargo Financial     Lease                                                $   1,568 $   10.75
          Washington, Inc.         First Amendment to Shopping Center Lease                                 12/01/04 $    1,630
         Wells Fargo               Letter re: Commencement Date
          Financial, Inc.          Notice of Merger
                                   Letter re: Acknowledge Chge legal description
                                   Notice Address Change
                                   Option Rent
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Agreement to Extend Lease
                                   Notice of Merger/Lease Assignment

N2-2     24 Hour Fitness, Inc.     Lease                                                $  23,252 $   13.80
                                   Guaranty                                                                 01/01/07 $   26,740
                                   Waiver and Consent Agreement                                             01/01/12 $   30,750
                                   Substantial Completion of the Premises
                                   First Lease Agreement
                                   Consent to Assignment
                                   Lease Amendment
                                   Notice of Lease Assignment
                                   Change of Notice Address
                                   Letter re: Acknowledge Chge legal description
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N2-3-10  The Dollar Store          Lease                                                $  17,510 $   13.50
                                   Delivery Date Notice                                                     02/01/08   $ 19,701
                                   Architects Certificate of Square Footage
                                   Notice of Change of Address
                                   First Amendment to Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N2-11-12 Lakewood Community        Lease                                                $  11,288 $   14.33
          Dialysis Center          First Lease Amendment                                                    04/01/06 $   11,855
                                   Legal Name Change                                                        04/01/07 $   12,117
                                   Letter re: Exercising Option                                             04/01/09 $   12,753
                                   Second Amendment to Shopping Center Lease                                04/01/12 $   13,726
                                   Change of Address Notification
                                   Letter re: Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

         Subtotal for Building N2:                                                      $  53,617


                                                                                        Rent Escalation
                                                                                        ---------------      Options, Termination
Suite #    dba Name/Tenant Name                      List of Leases                     PSF/Mo. PSF/Yr.        Rights, Comments
------------------------------------------------------------------------------------------------------------------------------------
SMALL PADS

N2-1     Wells Fargo Financial     Lease                                                                 Right to terminate with 120
          Washington, Inc.         First Amendment to Shopping Center Lease             $  0.93 $ 11.18  days notice + penalty of
         Wells Fargo               Letter re: Commencement Date                                          unamortized Ti's.
          Financial, Inc.          Notice of Merger
                                   Letter re: Acknowledge Chge legal description
                                   Notice Address Change
                                   Option Rent
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Agreement to Extend Lease
                                   Notice of Merger/Lease Assignment

N2-2     24 Hour Fitness, Inc.     Lease                                                                 Two 5-year option at rate
                                   Guaranty                                             $  1.32 $ 15.87  TBD.
                                   Waiver and Consent Agreement                         $  1.52 $ 18.25
                                   Substantial Completion of the Premises
                                   First Lease Agreement
                                   Consent to Assignment
                                   Lease Amendment
                                   Notice of Lease Assignment
                                   Change of Notice Address
                                   Letter re: Acknowledge Chge legal description
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N2-3-10  The Dollar Store          Lease                                                                 One 5-year option @ FMV.
                                   Delivery Date Notice                                 $  1.27 $ 15.19
                                   Architects Certificate of Square Footage
                                   Notice of Change of Address
                                   First Amendment to Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N2-11-12 Lakewood Community        Lease                                                                 Two 5-year options @ FMV
          Dialysis Center          First Lease Amendment                                $  1.25 $ 15.05  provided no less than
                                   Legal Name Change                                    $  1.28 $ 15.39  current minimum rent.
                                   Letter re: Exercising Option                         $  1.35 $ 16.19
                                   Second Amendment to Shopping Center Lease            $  1.45 $ 17.43
                                   Change of Address Notification
                                   Letter re: Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

         Subtotal for Building N2:


                                                                                                                             To be
                                                                                                                           completed
                                                                                                                           prior to
                                                                                                         Unpaid  Deliquent  closing
                                                                                     Security  Unused   Broker's   Base     Prepaid
Suite #    dba Name/Tenant Name                      List of Leases                  Deposit  Free Rent   Fees     Rent       Rent
------------------------------------------------------------------------------------------------------------------------------------
BUILDING N2

N2-1     Wells Fargo Financial     Lease
          Washington, Inc.         First Amendment to Shopping Center Lease
         Wells Fargo               Letter re: Commencement Date
          Financial, Inc.          Notice of Merger
                                   Letter re: Acknowledge Chge legal description
                                   Notice Address Change
                                   Option Rent
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Agreement to Extend Lease
                                   Notice of Merger/Lease Assignment

N2-2     24 Hour Fitness, Inc.     Lease
                                   Guaranty
                                   Waiver and Consent Agreement
                                   Substantial Completion of the Premises
                                   First Lease Agreement
                                   Consent to Assignment
                                   Lease Amendment
                                   Notice of Lease Assignment
                                   Change of Notice Address
                                   Letter re: Acknowledge Chge legal description
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N2-3-10  The Dollar Store          Lease
                                   Delivery Date Notice
                                   Architects Certificate of Square Footage
                                   Notice of Change of Address
                                   First Amendment to Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N2-11-12 Lakewood Community        Lease                                             $6,300.00
          Dialysis Center          First Lease Amendment
                                   Legal Name Change
                                   Letter re: Exercising Option
                                   Second Amendment to Shopping Center Lease
                                   Change of Address Notification
                                   Letter re: Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

         Subtotal for Building N2:                                                   $6,300.00 $   0.00 $   0.00 $    0.00 $    0.00


                                                                                                       Leased   Lease     Lease
Suite #    dba Name/Tenant Name                      List of Leases                            Date     RSF   Commences  Expires
---------------------------------------------------------------------------------------------------------------------------------
BUILDING N3

N3-1     Old Country Buffet        Lease                                                 11/11/1990     9,500  04/25/91  12/31/06
         OCB Restaurant Co.        Notice of Assignment                                   4/20/1998
                                   Letter Agreement Safeway Relocation                    7/31/2000
                                   Letter Agreement Redevelopment                         6/22/2001
                                   Notice of Lease Assignment                            10/15/2001
                                   Memorandum of Lease                                    5/22/2003
                                   First Amendment to Shopping Center Lease               5/22/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

N3-2     Merino's Fine Tailoring   Lease                                                  10/1/2001     1,095  10/01/01  09/30/06
         Edward C. Kim and Yong    First Amendment to Lease                               10/1/2001
          Ja Kim                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

N3-3-5   Catherines Plus Sizes     Lease                                                 11/14/1994     4,507  01/16/95  07/31/05
         Catherines, Inc.          Exhibit "D" Acknowledge Commencement Date                No Date
                                   Letter Exercising Option                               1/28/2000
                                   Letter of Confirmation: Option to Exercise              2/1/2000
                                   Trade Name Change                                      3/14/2000
                                   Change of Address Notice                               8/15/2000
                                   Letter re: Acknowledge Chge legal description         11/12/2002
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

N3-6-8   The Avenue                Lease                                                  9/15/2003     5,682  10/29/03  01/31/16
         United Retail             Tender of Possession                                   9/16/2003
          Incorporated             Architect's Area Certification                         11/4/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004

N3-9-11  Pierce County Public      Lease                                                   5/9/1997     4,200  07/23/97  07/01/06
          Transportation Benefit   Notice of Leaes Extension                              3/18/2002
          Area                     Letter re: Acknowledge Chge legal description         11/12/2002
                                   Commencement Date Confirmation                        11/24/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Letter re: Pierce Transit Letter to Extend Lease       3/25/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004
                                   Letter re: Pierce Transit Lease                         4/2/2004

N3-12    Rent-A-Center, Inc.       Lease                                                   3/1/2000     4,275  03/01/00  05/31/05
                                   Letter re: Acknowledge Chge legal description         11/12/2002
                                   Commencement Date Confirmation                        11/24/2003
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI             3/2/2004
                                   Notice of Merger/Lease Assignment                      3/25/2004

         Subtotal for Building N3:                                                                     29,259

         TOTAL PROPERTY:                                                                              578,863    100.0%

                                                                                                              Rent Escalation
                                                                                         Monthly  Base Rent -------------------
Suite #    dba Name/Tenant Name                      List of Leases                     Base Rent  Psf/Yr.    Date   Amount/Mo.
-------------------------------------------------------------------------------------------------------------------------------
BUILDING N3

N3-1     Old Country Buffet        Lease                                                $   9,896 $   12.50
         OCB Restaurant Co.        Notice of Assignment
                                   Letter Agreement Safeway Relocation
                                   Letter Agreement Redevelopment
                                   Notice of Lease Assignment
                                   Memorandum of Lease
                                   First Amendment to Shopping Center Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-2     Merino's Fine Tailoring   Lease                                                $   1,825 $   20.00
         Edward C. Kim and Yong    First Amendment to Lease                                                 10/01/05 $    1,916
          Ja Kim                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-3-5   Catherines Plus Sizes     Lease                                                $  5,258  $   14.00
         Catherines, Inc.          Exhibit "D" Acknowledge Commencement Date
                                   Letter Exercising Option
                                   Letter of Confirmation: Option to Exercise
                                   Trade Name Change
                                   Change of Address Notice
                                   Letter re: Acknowledge Chge legal description
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-6-8   The Avenue                Lease                                                $   7,576 $   16.00
         United Retail             Tender of Possession                                  Proposed           11/01/09 $    8,523
          Incorporated             Architect's Area Certification
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI

N3-9-11  Pierce County Public      Lease                                                $   3,150 $    9.00
          Transportation Benefit   Notice of Leaes Extension                                                08/01/04 $    3,500
          Area                     Letter re: Acknowledge Chge legal description
                                   Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Letter re: Pierce Transit Letter to Extend Lease
                                   Notice of Merger/Lease Assignment
                                   Letter re: Pierce Transit Lease

N3-12    Rent-A-Center, Inc.       Lease                                                $   3,919   $ 11.00
                                   Letter re: Acknowledge Chge legal description
                                   Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

         Subtotal for Building N3:                                                      $  31,624

         Total Property:                                                                $ 442,420


                                                                                        Rent Escalation
                                                                                        ---------------      Options, Termination
Suite #    dba Name/Tenant Name                      List of Leases                     PSF/Mo. PSF/Yr.        Rights, Comments
------------------------------------------------------------------------------------------------------------------------------------
BUILDING N3

N3-1     Old Country Buffet        Lease                                                                 Two 5-year options at
         OCB Restaurant Co.        Notice of Assignment                                                  $10,688/mo. & $11,479/mo.
                                   Letter Agreement Safeway Relocation
                                   Letter Agreement Redevelopment
                                   Notice of Lease Assignment
                                   Memorandum of Lease
                                   First Amendment to Shopping Center Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-2     Merino's Fine Tailoring   Lease                                                                 One 5-year option @ FMV.
         Edward C. Kim and Yong    First Amendment to Lease                             $  1.75 $ 21.00
          Ja Kim                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-3-5   Catherines Plus Sizes     Lease                                                                 No Options.
         Catherines, Inc.          Exhibit "D" Acknowledge Commencement Date
                                   Letter Exercising Option
                                   Letter of Confirmation: Option to Exercise
                                   Trade Name Change
                                   Change of Address Notice
                                   Letter re: Acknowledge Chge legal description
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-6-8   The Avenue                Lease                                                                 Three 5-year options @ $20,
         United Retail             Tender of Possession                                 $  1.50 $ 18.00  $22 and FMV, psf/year.
          Incorporated             Architect's Area Certification                                        Right to terminate if
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI                           annual sales do not exceed
                                                                                                         $600,000 during year 6.
                                                                                                         Commencement agreement
                                                                                                         (including the monthly
                                                                                                         rent) has not been
                                                                                                         executed.

N3-9-11  Pierce County Public      Lease
          Transportation Benefit   Notice of Leaes Extension                            $  0.83 $ 10.00
          Area                     Letter re: Acknowledge Chge legal description
                                   Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Letter re: Pierce Transit Letter to Extend Lease
                                   Notice of Merger/Lease Assignment
                                   Letter re: Pierce Transit Lease

N3-12    Rent-A-Center, Inc.       Lease                                                                 Two 5-year options at FMV.
                                   Letter re: Acknowledge Chge legal description
                                   Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

         Subtotal for Building N3:

         Total Property:


                                                                                                                             To be
                                                                                                                           completed
                                                                                                                           prior to
                                                                                                         Unpaid  Deliquent  closing
                                                                                     Security  Unused   Broker's   Base     Prepaid
Suite #    dba Name/Tenant Name                      List of Leases                  Deposit  Free Rent   Fees     Rent       Rent
------------------------------------------------------------------------------------------------------------------------------------
BUILDING N3

N3-1     Old Country Buffet        Lease
         OCB Restaurant Co.        Notice of Assignment
                                   Letter Agreement Safeway Relocation
                                   Letter Agreement Redevelopment
                                   Notice of Lease Assignment
                                   Memorandum of Lease
                                   First Amendment to Shopping Center Lease
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-2     Merino's Fine Tailoring   Lease                                             $3,262.50
         Edward C. Kim and Yong    First Amendment to Lease
          Ja Kim                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-3-5   Catherines Plus Sizes     Lease
         Catherines, Inc.          Exhibit "D" Acknowledge Commencement Date
                                   Letter Exercising Option
                                   Letter of Confirmation: Option to Exercise
                                   Trade Name Change
                                   Change of Address Notice
                                   Letter re: Acknowledge Chge legal description
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

N3-6-8   The Avenue                Lease
         United Retail             Tender of Possession
          Incorporated             Architect's Area Certification
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI

N3-9-11  Pierce County Public      Lease
          Transportation Benefit   Notice of Leaes Extension
          Area                     Letter re: Acknowledge Chge legal description
                                   Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Letter re: Pierce Transit Letter to Extend Lease
                                   Notice of Merger/Lease Assignment
                                   Letter re: Pierce Transit Lease

N3-12    Rent-A-Center, Inc.       Lease                                                                           $  108.11
                                   Letter re: Acknowledge Chge legal description
                                   Commencement Date Confirmation
                                   Notice of Chg. Of Name&Taxpayer# &reqst COI
                                   Notice of Merger/Lease Assignment

         Subtotal for Building N3:                                                   $3,262.50 $   0.00 $     0.00 $  108.11 $  0.00

         Total Property:                                                             $9,562.50 $   0.00 $15,379.88 $1,088.96 $  0.00


                                   EXHIBIT "H"

                          ESCROW AND LEASING AGREEEMENT

              [TO BE NEGOTIATED PRIOR TO END OF INSPECTION PERIOD]

                                                                          DRAFT
                                                                          5/6/04

                          ESCROW AND LEASING AGREEMENT


     THIS ESCROW AND LEASING AGREEMENT is made as of ____________, 2004, by and among MBK NORTHWEST, LLC, a Washington limited liability company ("Seller"), ______________________, a ____________________ ("Buyer"), and __________________
______________, a ____________ corporation, as escrow holder ("Escrow Holder"), with reference to the following facts (certain capitalized terms used but not defined herein have the meanings ascribed to such terms in the Glossary attached hereto as Exhibit "A"):

     A. Seller and Buyer[, AS SUCCESSOR IN INTEREST TO ________________, A ____________________,] are parties to that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of ___________, 2004 (the "Purchase Agreement"), pursuant to which Buyer has acquired concurrently with execution of this Agreement from Seller that certain real property commonly known as the "Power Center" at Lakewood Towne Center, located in the City of Lakewood, Pierce County, Washington (the "Project").

     B. The Purchase Price paid by Buyer to Seller under the Purchase Agreement is based, in part, on all of the GLA of the Project being leased by tenants; therefore, the "Required Leasing Level," as such term is defined in
Section 2.4 of the Purchase Agreement, has not been satisfied. The Required Leasing Level has not been met in that approximately _______ square feet of GLA of the Project constitutes Vacant Leased Space or Unleased Space, as such terms are defined in Exhibit "A" attached hereto.

     C. It will be necessary to incur various leasing related expenses, including without limitation leasing commissions and costs of constructing tenant improvements (including design and permit costs) for the Vacant Leased Space and Unleased Space to qualify as Approved Leases, as such terms are defined in Exhibit "A." Seller has no obligation hereunder with respect to any space at the Project other than Vacant Leased Space and Unleased Space.

     D. As more fully set forth below, the amount to be deposited in the Escrow Account is based on eighteen (18) months' base rent and estimated common operating expenses (including taxes and insurance) for the Unleased Space at the Project, as well as leasing commissions and tenant improvement costs for possible Approved Leases for the Unleased Space at the Project.

     E. Seller and Buyer also desire to deposit into the Escrow Account: (i) base rent and estimated common operating expenses (including taxes and insurance) for varying periods of time depending on the date the applicable Tenant is obligated to begin paying rent, unpaid leasing commissions and tenant improvement costs for Vacant Leased Space in the Project (that is, space which has been leased but not yet occupied by Tenants), (ii) the estimated amount for the "hard" and "soft" costs of construction of the Theatre Related Improvements, and (iii) the amount of the base rent concession under the LaPalma Mexican restaurant lease (the "LaPalma Lease") through the period ending January 31, 2005.

     NOW, THEREFORE, in consideration of the foregoing facts, and the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. APPOINTMENT. Seller and Buyer hereby appoint Escrow Holder as escrow holder for the Escrow Account and for the purposes set forth herein, and Escrow Holder hereby accepts such appointment in accordance with the terms hereof.

     2.   ESCROW ACCOUNT.

          2.1 GENERAL; INVESTMENT. Seller hereby deposits with Escrow Holder, the aggregate sum of __________________________________________ Dollars
($_______) as security for Seller's obligations with respect to the Vacant Leased Space and the Unleased Space in the Project, which Escrow Holder hereby agrees to hold in the Escrow Account and to disburse and dispose of in accordance with the terms of this Agreement. All funds in the Escrow Account will be deposited by Escrow Holder in an interest bearing account which permits withdrawal on not more than three (3) days' notice. Such funds may also be invested in money market funds as directed in writing by Buyer. Interest earned on the funds in the Escrow Account will be distributed as set forth herein. Escrow Holder shall establish subaccounts of the Escrow Account for each of the categories set forth in clauses (i) through (vi) of Section 2.2 hereof.

                  Escrow Holder, upon the written instruction of Buyer, and approval thereof in writing by Seller, shall cause the funds in the Escrow Account to be invested in a money market account or certificates of deposit issued by Bank of America N.A. (the "Bank"), or if no such instruction is given, in a money market account maintained at the Bank. Escrow Holder is hereby authorized to cash the certificates of deposit or other financial instruments held by Escrow Holder pursuant to this Agreement in order to make disbursements in accordance with the provisions of this Agreement. Escrow Holder is further authorized to reinvest any portion of the Escrow Account remaining after any such disbursement, or any portion thereof upon the maturity of any certificate of deposit in the manner permitted herein. If Escrow Holder does not receive instructions with respect to reinvestment, Escrow Holder shall deposit any funds in the Escrow Account in an interest bearing money market account at the Bank.

          2.2 AMOUNT TO BE DEPOSITED IN ESCROW ACCOUNT. The amount to be deposited in the Escrow Account is the aggregate amount of ___________________ _______________ Dollars ($_______), consisting of:

                  (i)   ________________________________________________ Dollars
($______), which is equal to the sum of (a) eighteen (18) months of base rent for the Unleased Space ($______) calculated at the base rents set forth in the Leasing Guidelines set forth on Exhibit "B" attached hereto and incorporated herein by this reference (the "Leasing Guidelines"); plus (b) base rent for the Vacant Leased Space at the base rents and for the period of time set forth on Exhibit "B-1" attached hereto and incorporated herein by this reference; plus

                  (ii)  _____________________________________ Dollars ($______),
which is equal to (a) eighteen (18) months of the pro rata share of CAM Expenses for the Unleased Space (calculated at the rate of $3.06 psf per annum for space numbers E4.1, E4.2 and E3.2 and at the rate of $2.56 psf per annum for other Unleased Space) ($_______); and (b) the pro rata share of CAM Expenses for the periods of time and at the per square foot rate set forth on Exhibit "B-1" for the Vacant Leased Space ($_______); plus

                  (iii) _____________________________________________ Dollars
($______), consisting of (a) $_______ for leasing commissions for the Unleased Space, and (b) $______ for leasing commissions for the Vacant Leased Space in the applicable respective amounts set forth on Exhibits "B" and "B-1" attached hereto; plus

                  (iv)  _____________________________________________ Dollars
($_______) for tenant improvement allowances and miscellaneous leasing costs which is based on: (a) _____________________________ _____________ Dollars
($________) for Unleased Space, and (b) _______________ Dollars ($________) for
Vacant Leased Space, calculated with respect to clause (a) at the rates set forth on Schedule 1 to Exhibit "B" attached hereto and with respect to clause
(b) at the rates set forth on Exhibit "B-1" attached hereto.

                  (v)   _________________ Dollars ($______) for the estimated
"hard" and "soft" construction costs of the Theatre Related Improvements.

                  (vi)  _________________ Dollars ($______) for the rent
concession under the LaPalma Lease.

                  As of the date of this Agreement, the GLA of the Vacant Leased Space is set forth on Exhibit "B-1" hereto and the GLA of the Unleased Space is set forth on Schedule 1 to Exhibit "B" attached hereto.

     3. DISBURSEMENTS FROM ESCROW ACCOUNT. Amounts held in the Escrow Account shall be disbursed as follows:

          3.1 DISBURSEMENTS TO BUYER. To Buyer, for the period commencing ___________, 2004 (that is, the "Closing Date" under the Purchase Agreement), and monthly thereafter until the end of the Subsequent Leasing Period, or such earlier date as Tenants have commenced payment of full base rent and additional rent under Approved Leases with respect to all of the Vacant Leased Space and Unleased Space, an amount equal to: (x) the monthly base rent and CAM Expenses for the current calendar month allocable for the Vacant Leased Space and Unleased Space for which rent payments had not commenced as of the first day of the current calendar month under Approved Leases, LESS (y) the pro rata amount of the monthly base rent and CAM Expenses under Approved Leases for Vacant Leased Space and Unleased Space for which the tenant was obligated to be open for business and for which rent payments had commenced on or after the second day of the prior calendar month. The parties hereto acknowledge that the first disbursement to Buyer contemplated under this Section 3.1 may be made at the Closing and, if such is done, such disbursement shall be made through the closing statements under the Purchase Agreement rather than under this Agreement. The deduction in the immediately preceding clause (y) shall not apply to the first disbursement under this Section 3.1 and the amount of the deduction under such clause (y) applicable to the month after the last disbursement to Buyer under this Section 3.1 shall be paid directly by Buyer to Seller. Through January 31, 2005, Buyer shall also be entitled to a monthly disbursement of the LaPalma Lease monthly rent concession in the amount of Four Thousand Two Hundred Sixty-Six Dollars Sixty-Six Cents ($4,266.66) for each full month. The amount to be disbursed to Buyer shall be set forth in a Buyer's Disbursement Request in the form of Exhibit "C" attached hereto signed by Seller and Buyer, delivered to Escrow Holder, and the amount to be disbursed to Buyer shall be calculated based on the base rents and CAM Expenses referenced in Section 2.2 hereof. Such amount shall be disbursed to Buyer one (1) time per month within five (5) business days after Escrow Holder's receipt of Buyer's Disbursement Request which Buyer's Disbursement Request shall be approved by Seller (as evidenced by Seller signing thereon) before the disbursement is made.

          3.2 PAYMENT OF LEASING RELATED COSTS. Amounts in the Escrow Account shall be disbursed for tenant improvements and related costs, miscellaneous leasing costs and leasing commissions under Approved Leases subject to and in accordance with the provisions of this Section 3.2.

                  3.2.1 TENANT IMPROVEMENTS. The amounts in the Escrow Account allocated for tenant improvements and miscellaneous leasing costs (as set forth in clause (iv) of Section 2.2 hereof), shall be disbursed by Escrow Holder to pay the costs thereof to contractors and vendors providing labor or material, or in the event Seller has paid such costs itself, to reimburse Seller provided Seller submits to Buyer and Escrow Holder reasonable evidence of Seller's payment of such amounts, after the following conditions have been satisfied;

                            3.2.1.1    The portion of the tenant improvements
for which disbursement is requested must have been constructed substantially in conformance with the plans and specifications therefor approved by Buyer, which approval shall not be unreasonably withheld.

                            3.2.1.2    Interim disbursements for tenant
improvements will be in the amount of ninety percent (90%) of labor and one hundred percent (100%) of materials furnished to be computed at the maximum following rates: (i) the applicable rates set forth on Exhibit "B-1" for Vacant Leased Space, and (ii) the amounts set forth on Schedule 1 to Exhibit "B" for Unleased Space, in each case less miscellaneous leasing costs theretofore disbursed from the Escrow Account with respect to the Approved Lease for which disbursement is sought. The tenant improvement allowances shall be used for the hard and soft costs of constructing tenant improvements and related coats, including without limitation design fees, cost of plans and specifications, permit fees and construction costs, as well as miscellaneous leasing costs, including without limitation attorneys' fees, but shall exclude leasing commissions, broker's or finder's fees. Interim disbursements for tenant Improvements will be made not more often than one (1) time per month. Notwithstanding anything to the contrary set forth herein, if the Tenant under an Approved Lease is doing all or any part of the leasehold improvements in its respective premises and the Approved Lease provides that the landlord is to provide a tenant improvement allowance to such Tenant, the amount of tenant improvement allowance deposited hereunder shall be disbursed in accordance with the terms of the Approved Lease and to the extent Seller has paid such tenant improvement allowance, such amount shall be payable to Seller provided that Seller provides Buyer and Escrow Holder with reasonable evidence of Seller's payment of such tenant improvement allowance. Each request for disbursement shall be on an Application and Certification for Payment of Tenant Improvements, containing a certification by Seller that all tenant improvement work for which payment is requested has been satisfactorily completed and upon payment of the amounts set forth in the application will be paid in full and shall be accompanied by lien waivers executed by all the parties who performed work or supplied materials and who are to be paid by such disbursement. Such Application and Certification shall be in the form attached hereto as Exhibit "D" and shall also be approved by Buyer (as evidenced by Buyer signing thereon before the disbursement is made).

                            3.2.1.3    As a condition to disbursement of any
interim amounts for tenant improvements, the Title Insurer shall issue an endorsement to Buyer's title insurance policy insuring that there are no unbonded mechanics' or materialmen's liens relating to the work for which the disbursement is sought.

                            3.2.1.4    The final disbursement for tenant
improvements for each Tenant shall be the balance of the amount held back for the respective tenant space as set forth on Exhibits "B" and "B-1" hereto, subject to Seller delivering to Buyer an estoppel certificate from the Tenant confirming that all Landlord work required by the Approved Lease has been completed and a final, unconditional certificate of occupancy (or its equivalent, such as a "final" Inspection Record issued by the City of Lakewood) for each space that is the subject of the disbursement and final lien waivers signed by the general contractor and all subcontractors performing work or providing materials for improvements for such tenant improvements. Seller shall not be responsible for any tenant improvement costs for Approved Leases executed during the Subsequent Leasing Period in excess of amounts deposited hereunder.

                  3.2.2 MISCELLANEOUS LEASING COSTS. Miscellaneous leasing costs shall be disbursed to Seller up to one (1) time per month within five (5) business days after Escrow Holder's receipt of an Application and Certificate therefor signed by Seller and approved by Buyer, except as otherwise provided in
Section 3.6 hereof, which amounts shall be subject to the maximum amounts therefor set forth in clause (iv) of Section 2.2.

                  3.2.3 LEASING COMMISSIONS. There shall be disbursed to the procuring real estate broker a leasing commission for each Approved Lease of Vacant Leased Space or Unleased Space upon Escrow Holder's receipt of notice signed by Seller and approved by Buyer that such commissions have been earned and are payable pursuant to the terms of the applicable commission agreement with respect to the applicable Approved Lease. Such notice shall be in the form of Exhibit "E" attached hereto and shall be executed by Seller and approved by Buyer except as otherwise provided in Section 3.6 hereof. The amount of leasing commissions to be disbursed under this Section for Unleased Space and Vacant Leased Space, respectively, shall be as set forth on Exhibits "B" and "B-1," attached hereto.

                  3.2.4 THEATRE RELATED IMPROVEMENTS. The amounts in the Escrow Account allocated for Theatre Related Improvements (as set forth in clause (v) of Section 2.2 hereof), shall be disbursed by Escrow Holder to pay the costs thereof to contractors and vendors providing labor or material, or in the event Seller has paid such costs itself, to reimburse Seller provided Seller submits to Buyer and Escrow Holder reasonable evidence of Seller's payment of such amounts, after the following conditions have been satisfied:

                            3.2.4.1    The portion of the Theatre Related
Improvements for which disbursement is requested must have been constructed substantially in conformance with the plans and specifications therefor approved by the theatre tenant.

                            3.2.4.2    Interim disbursements will be in the
amount of ninety percent (90%) of labor and one hundred percent (100%) of materials furnished. The amount allocated in clause (v) of Section 2.2 hereof shall be used for the hard and soft costs of constructing the Theatre Related Improvements and related costs, including without limitation design fees, cost of plans and specifications, permit fees and construction costs, but shall exclude leasing commissions, broker's or finder's fees. Interim disbursements will be made not more often than one (1) time per month. Each request for disbursement shall be on an Application and Certification for Payment of Tenant Improvements, containing a certification by Seller that all work for which payment is requested has been satisfactorily completed and upon payment of the amounts set forth in the application will be paid in full and shall be accompanied by lien waivers executed by all the parties who performed work or supplied materials and who are to be paid by such disbursement. Such Application and Certification shall be in the form attached hereto as Exhibit "D" and shall also be approved by Buyer (as evidenced by Buyer signing thereon before the disbursement is made).

                            3.2.4.3    As a condition to disbursement of any
interim amounts for Theatre Related Improvements, the Title Insurer shall issue an endorsement to Buyer's title insurance policy insuring that there are no unbonded mechanics' or materialmen's liens relating to the work for which the disbursement is sought.

                  3.2.5 The final disbursement for Theatre Related Improvements shall be the balance of the amount held back under clause (v) of
Section 2.2 hereof, subject to Seller delivering to Buyer: (i) a certificate from the Projects' architect confirming that all Theatre Related Improvements have been completed, (ii) written confirmation from the Theatre Tenant that the Theatre Related Improvements have been completed to the Theatre Tenant's satisfaction, (iii) a final, unconditional certificate of occupancy (or its equivalent, such as a "final" Inspection Record issued by the City of Lakewood), and (iv) final lien waivers signed by the general contractor and all subcontractors performing work or providing materials for improvements for such tenant improvements. Seller, at Seller's expense, shall be responsible for any costs for the Theatre Related Improvements in excess of the amounts deposited hereunder.

          3.3     DISBURSEMENTS TO SELLER AND DEFAULT DEPOSITS.

                  3.3.1 DISBURSEMENTS TO SELLER. Upon the date the Tenant under an Approved Lease for space for which funds have been escrowed hereunder pursuant to clauses (i) or (ii) of Section 2.2, is obligated to be open for business and has paid the first month's installment of base rent and estimated additional rent under the Lease, there shall be released to Seller an amount equal to the aggregate of: (i) the base rent, and (ii) CAM Expenses, payable by such Tenant under the applicable Approved Lease through and including the applicable date set forth on Exhibit "B-l" with respect to Tenants of Vacant Leased Space and, with respect to Unleased Space, through and including the end of the Subsequent Leasing Period (_________, 2005) subject to a maximum disbursement equal to the remaining amount of base rent and CAM Expenses deposited in the Escrow Account for the subject premises pursuant to clauses (i) and (ii) of Section 2.2 hereof and remaining in the Escrow Account after prior disbursement to Buyer with respect to such space. Each disbursement under this Section 3.3 shall be made to Seller within five (5) business days after Escrow Holder receives from Seller a Seller's Disbursement Request in the form of Exhibit "F" attached hereto (and approved in writing by Buyer) whereby Seller certifies to Buyer and Escrow Holder that such conditions have been satisfied and Seller is entitled to the amount requested.

                  3.3.2 INTEREST. Escrow Holder shall disburse to Seller automatically on a monthly basis all interest earned on the Escrow Account. Seller's Taxpayer Identification Number is: 59-3772843.

          3.4     FINAL DISBURSEMENTS.

                  3.4.1 TO SELLER. At the end of the Subsequent Leasing Period or such earlier date as all of the conditions in this Section 3.4.1 have been satisfied, if: (i) the Required Leasing Level has been achieved in its entirety and Tenants of all of the Vacant Leased Space and all of the Unleased Space are in occupancy and paying rent, (ii) all leasing commissions contemplated by Section 2.2 (iii) have been paid, and (iii) all tenant improvements and costs contemplated by Section 2.2 (iv) have been paid, then any and all funds, including interest earned thereon, remaining in the Escrow Account shall be released to Seller upon notice from Seller and Buyer that such conditions have been satisfied. If such conditions have not been satisfied, then any remaining funds in the Escrow Account at the end of the Subsequent Leasing Period shall be disbursed as follows:

                            3.4.1.1    With respect to any Approved Leases for
Vacant Leased Space or Unleased Space which have been executed by Tenants prior to the end of the Subsequent Leasing Period, but where the Tenant is not yet in occupancy and paying rent, there shall be retained in the Escrow Account the amounts allocable to such space pursuant to Section 2.2 hereof. At such time as the conditions for disbursement of such amounts set forth in Sections 3.2 and
3.3 hereof have been satisfied, such amounts shall be disbursed pursuant to the provisions of such Sections and, to the extent funds are reserved therefor, Buyer shall continue to be entitled to monthly disbursements in accordance with
Section 3.1 with respect to such space. If such conditions have not been satisfied by the end of the Subsequent Leasing Period, then Seller shall not thereafter be entitled to any further disbursements with respect to any Approved Lease for which the conditions have not been satisfied and Seller shall have no further obligations with respect thereto.

                            3.4.1.2    Any additional amounts remaining in the
Escrow Account, after the amounts have been reserved as provided in Section
3.4.1.1 hereof, shall be disbursed to Buyer within five (5) business days after Buyer's written request therefor.

          3.5 QUARTERLY REPORTS. Buyer shall provide to Seller and Escrow Holder detailed written quarterly reports no later than the 20th day after the end of each calendar quarter for the period ending on the last day of the prior calendar quarter for disbursements made the prior calendar quarter and the balance remaining in the Escrow Account by each of the categories listed in
Section 2.2. Escrow Holder shall cooperate with Buyer in connection with such report.

          3.6 TIMING OF DISBURSEMENTS. As set forth above, disbursement requests are to be signed by Seller and Buyer and facsimile copies may be delivered to Escrow Holder. Concurrently with delivery of each disbursement request to Escrow Holder, Seller and Buyer shall deliver to the other a copy of such disbursement request to the other party. In addition, within one (1) business day after receipt of a disbursement request signed by Seller or Buyer, Escrow Holder shall deliver by facsimile to the non-requesting party a copy of the disbursement request. If Escrow Holder does not receive an objection to the disbursement signed by Seller or Buyer within five (5) business days after the date the party to whom the disbursement is to be made delivers to Escrow Holder and the other party a signed disbursement request, then Escrow Holder is hereby authorized to make the requested disbursement.

          3.7 PARTIAL DISBURSEMENTS. If Seller and Buyer do not agree on the amount to be disbursed to Seller or Buyer hereunder, Escrow Holder shall disburse only the undisputed amount as agreed to by Seller and Buyer and the disputed portion shall continue to be held by Escrow Holder until Escrow Holder receives joint written disbursement instructions from Seller and Buyer regarding disbursement of the disputed portion.

     4. TERMINATION. This Agreement and the Escrow provided for herein shall terminate upon the earlier of: (i) the date on which no funds remain in the Escrow Account; or (ii) twenty-four (24) months after the funds are initially deposited in the Escrow Account pursuant to Section 2.1 above. Upon such termination, all funds remaining in the Escrow Account shall be paid to Buyer.

     5. EXPENSES. Seller and Buyer shall each pay fifty percent (50%) of all charges of Escrow Holder and such other costs as may be incurred by Escrow Holder (including without limitation title insurance endorsements required under

Section 3.2.1.3 hereof) in connection with the administration of this Agreement within thirty (30) days after demand therefor from Escrow Holder.

     6. DISCLAIMER. Escrow Holder specifically and irrevocably waives and disclaims any and all right Escrow Holder now has or may have in the future have to offset any of the amounts due from Buyer or Seller to Escrow Holder against the funds in the Escrow Account and Escrow Holder further agrees not to pay or attempt to pay to itself any funds in the Escrow Account to satisfy any claims Escrow Holder may have against Seller or Buyer.

     7. NOTICES. Any notice, demand, request, covenant, approval or other communication to be given by any party to the other(s) shall be given by personal service, express mail, Federal Express, DHL or any other similar form of nationally recognized airborne/overnight delivery service, or mailing in the United States mail (certified mail, return receipt requested), or by facsimile (including all disbursement requests), addressed to the parties at their respective addresses as follows;

                  If to Buyer:

                  c/o Inland Real Estate Acquisitions, Inc.
                  2901 Butterfield Road
                  Oak Brook, IL 60523
                  Attn:  Mr. Lou Quilici
                  Telephone: (630)218-4948
                  Facsimile: (630)218-4935

                  With a copy to:

                  The Inland Real Estate Group, Inc.
                  2901 Butterfield Road
                  Oak Brook, IL 60523
                  Attn: Robin Rash, Esq.
                  Telephone: (630) 218-8000 Ext. 2854
                  Facsimile: (630)218-4900


                  If to Seller:

                  c/o MBK Northwest, LLC
                  4949 S.W. Meadows Road, Suite 675
                  Lake Oswego, Oregon 97035
                  Attention:  Mr. Mason L. Frank
                  Telephone: (503)636-2800
                  Facsimile: (503)636-1331

                  If to Escrow Holder:

                  Chicago Title Insurance Company
                  171 N. Clark
                  Chicago, IL 60601
                  Attention: Ms. Nancy Castro
                  Telephone: (312) 223-2709
                  Facsimile: (312) 223-2108

Any such notice shall be deemed to have been given (i) upon delivery, if personally delivered or delivered by any nationally recognized form of airborne/overnight delivery service, or (ii) upon receipt or upon the expiration of three (3) business days, whichever is earlier, if mailed, or (iii) upon confirmation of receipt if by facsimile. Either party may change the address at which it desires to receive notice upon giving written notice of such request to the other parties.

     8. LEASING ACTIVITIES. In consideration of Seller depositing the amounts required hereunder in the Escrow Account, Buyer hereby agrees that during the Subsequent Leasing Period, Seller shall be responsible for coordinating all leasing activities at the Project for the Vacant Leased Space and the Unleased Space. Seller and Buyer each agree to comply with the laws of the State of Washington in connection with their respective leasing activities. As leasing coordinator, Seller shall work with Buyer's broker to coordinate negotiations with prospective tenants and supervise completion of construction of tenant improvements under the Approved Leases for the Vacant Leased Space and the Unleased Space. Seller and Buyer acknowledge that the rentals and other terms set forth in the Leasing Guidelines are general and that the negotiated terms for each Lease may provide for differing rents and terms than those set forth in the Leasing Guidelines, with some Leases having greater rents and some Leases having lower rents. Buyer shall have the right to reasonably approve: (i) all Leases executed after the date hereof; provided however, Buyer has no right to disapprove lease terms equal to or more favorable to the landlord than the terms set forth in the Leasing Guidelines; and (ii) all prospective Tenants under proposed Leases, based upon all available information, including, without limitation, the financial strength, credit history, and proposed use by such prospective Tenant. Buyer agrees to approve or disapprove any Lease submitted to Buyer for approval within seven (7) business days after Buyer's receipt thereof and Buyer shall advise Seller of specific reasons for any such disapprovals. Seller shall submit all letters of intent to lease to Buyer for execution and Seller shall periodically advise Buyer of the status of lease negotiations during the Subsequent Leasing Period, including sending drafts of leases to Buyer. During the Subsequent Leasing Period, Leases shall be prepared and negotiated through legal counsel recommended by Seller and reasonably approved by Buyer, which counsel may be Seller's counsel, using the Project's standard form lease or, subject to Buyer's written approval, a tenant form lease. Seller's financial responsibility for leasing is limited to the amounts deposited hereunder; provided however, Seller shall be responsible for all coats related to the Theatre Related Improvements, even if such costs exceed the amount therefor deposited hereunder.

     9.   MISCELLANEOUS.

          9.1 TIME OF ESSENCE. Time is of the essence of this Agreement and each and every term and provision hereof.

          9.2 MODIFICATION. A modification of any provision herein contained, or any other amendment to this Agreement, shall be effective only if the modification or amendment is in writing and signed by both Seller and Buyer. No waiver by any party hereto of any breach or default shall be considered to be a waiver of any other breach or default. The waiver of any condition shall not constitute a waiver of any breach or default with respect to any covenant, representation or warranty.

          9.3 SUCCESSORS AND ASSIGNS: SURVIVAL. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors and assigns.

          9.4 GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Washington applicable to agreements made and to be performed wholly within the State of Washington.

          9.5 NON-WAIVER OF RIGHTS. No failure or delay of either party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right.

          9.6 DAYS. The term "days," as used herein, shall mean actual days occurring, including Saturdays, Sundays and holidays. The term "business days" shall mean days other than Saturdays, Sundays and holidays. If any item must be accomplished or delivered hereunder on a day that is not a business day, it shall be deemed to have been timely accomplished or delivered if accomplished or delivered on the next following business day.

          9.7 Assignment. This Escrow Agreement may not be assigned by Seller or Escrow Holder without the prior written consent of Buyer, which Buyer may grant or withhold in Buyer's sole discretion. Upon any permitted assignment, this Agreement will inure to the benefit of and bind the successors and assigns and the parties hereto.

          9.8 ATTORNEYS' AND OTHER FEES. Should either party institute any action or proceeding to enforce or interpret this Agreement or any provision hereof, for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' and other fees, incurred by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, accountants' fees, and any and all other similar fees incurred in connection with the action or proceeding and preparations therefor. The term "action or proceeding" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

          9.9 NO THIRD PARTY BENEFICIARIES. Notwithstanding anything to the contrary herein, nothing in this Agreement shall be deemed to create, either expressly or by implication, any liens or claims or rights on behalf of laborers, materialmen, mechanics or other lienholders which could be construed as creating any third party rights of any kind or nature to the undisbursed portion of the Escrow Account.

          9.10 COUNTERPARTS; AUTHORITY. This Agreement, and each disbursement request contemplated hereunder, may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same instrument. Buyer hereby appoints ____________ as Buyer's agent under this Agreement, including execution of any modifications to, or consents or approvals under, this Agreement and disbursement requests. Seller hereby appoints Mason Frank and David Moore, either one of them acting alone, as Seller's agent under this Agreement, including execution of any modifications to, or consents or approvals under, this Agreement and disbursement requests.

     IN WITNESS WHEREOF, the undersigned have executed this Escrow and Leasing Agreement as of the date first above written.

                                       "Buyer"

                                       ________________________________________,
                                       a ______________________________________


                                       By:
                                            -----------------------------------
                                       Printed Name:
                                                     --------------------------
                                       Title:
                                              ---------------------------------


                       (Signatures continued on next page)

                                       "Seller"

                                       MBK NORTHWEST, LLC, a Washington
                                       limited liability company


                                       By:
                                            -----------------------------------
                                            Mason L. Frank
                                            President

     The undersigned, as Escrow Holder, hereby acknowledges receipt of the foregoing Escrow and Leasing Agreement, agrees to maintain the Escrow Account referenced therein, and agrees to carry out the provisions of such Agreement and dispose of all funds in the Escrow Account in accordance with the terms of the foregoing Agreement


__________, 2004                       CHICAGO TITLE INSURANCE COMPANY,
                                       a ____________ corporation


                                       By:
                                            -----------------------------------
                                            Nancy Castro

                                       Its:
                                            -----------------------------------

EXHIBITS:

Exhibit "A"   -Glossary
Exhibit "B"   -Leasing Guidelines
Exhibit "B-l" -Deposits for Vacant Leased Space
Exhibit "B-2" -Summary of all Lease Deposits
Exhibit "C"   -Buyer's Disbursement Request (Section 3.1)
Exhibit "D"   -Application and Certification for Payment of Tenant Allowances
Exhibit "E"   -Notice to Escrow Holder re: Payment of Leasing Commissions
Exhibit "F"   -Seller's Disbursement Request
Exhibit "G"   -Site Plan

                                   EXHIBIT "A"


                                    GLOSSARY


     "Anchor Tenants" means any tenant under a lease executed after the date hereof for ______ square feet of GLA or more.

     "Approved Lease" means each Lease executed on or prior to the date hereof and assigned to Buyer in connection with Buyer's acquisition of the Project, and each Lease for Vacant Space which is approved by Buyer, as conclusively evidenced by Buyer's execution thereof.

     "CAM Expenses" means common operating costs and expenses, including without limitation insurance, real estate taxes, certain capital items customarily payable by shopping center tenants (such as parking lot repaving), and an administrative fee, payable by Tenants under Leases.

     "Escrow Account" means that certain account(s) maintained in the name of Escrow Holder at Bank of America, N.A.__________ as contemplated by Section 2.1 of this Agreement.

     "Other Tenants" means lessees of space within the Project other than Anchor Tenants.

     "GLA" means the gross leasable area of the space being measured as measured from the outside of exterior walls or the center of any common walls, as the case may be, without deduction for columns or other structural elements within the space being measured.

     "Lease" means each of the leases for space within the Project.

     "Leasing Guidelines" means the leasing parameters set forth on EXHIBIT "B" attached hereto.

     "Purchase Agreement" is defined in Recital A.

     "Purchase Price" is defined in the Purchase Agreement.

     "Subsequent Leasing Period" means the period commencing on the Closing Date and ending on the later to occur of the last day of the eighteenth (18th) full calendar month after the Closing Date.

     "Tenant" means each lessee of a portion of the Project.

     "Theatre Related Improvements" means the remodeling of the Loew's Cineplex Odeon premises front exterior facade and demolition of the adjoining food court space and construction of an exterior paved parking area in lieu thereof pursuant to plans and specifications to be prepared by Seller and approved by the Theatre Tenant.

     "Title Insurer" shall mean Translation Title Insurance Company, Lakewood, Washington.

     "Unleased Space" means space within the Project intended to be leased to Tenants as shown on the Site Plan, but which is not leased or occupied as of the date hereof.

     "Vacant Leased Space" means the aggregate of approximately _____ square feet of GLA in the Project leased to Tenants but which is not yet occupied as of the date hereof by such Tenants.

                                   EXHIBIT "B"

                               LEASING GUIDELINES
                                (Unleased Space)


A.   ANCHOR TENANTS

     The following Leasing guidelines shall apply with respect to Anchor
Tenants:

     1. TERM. The maximum term shall be twenty (20) years, excluding option terms, and the minimum Term shall be ten (10) years for Anchor Tenants leasing in excess of ten thousand (10,000) square feet of GLA and five (5) years for other Anchor Tenants, subject in each case to not more than two (2) options to extend of up to five (5) years each.

     2. BASE RENT. See Schedule 1 attached hereto. Such projected rents shall apply for the first five years of the Lease Term. For any leases having a term in excess of five (5) years, there shall be an increase in base rent effective at the beginning of the sixth, eleventh and sixteenth Lease Years, if applicable, of not less than either the CPI increase or 10% over the base rent payable at the beginning of the previous five (5) year period.

     3. OPERATING EXPENSES. Tenants shall be responsible for their proportionate share of CAM Expenses.

     4. TENANT IMPROVEMENT ALLOWANCES. Tenant improvement allowances and miscellaneous leasing costs in the amount set forth on Schedule "1" attached hereto. In the event the cost of tenant improvements and miscellaneous leasing costs to be paid by the Landlord exceed such amount, then Seller shall pay such excess costs. Seller may pay such cost by reducing the disbursement to which Seller would otherwise be entitled under the Escrow and Leasing Agreement.

     5. SECURITY DEPOSIT. Equal to one (1) month's installment of base rent and CAM Expenses. Security Deposits may be waived for "national" or "regional" tenants (which are tenants having ten (10) or more stores) with credit histories reasonably approved by Buyer or as otherwise reasonably approved by Buyer.

B.   OTHER TENANTS

     The following Leasing Guidelines shall apply with respect to Other Tenants:

     1. TERM. The maximum term shall be fifteen (15) years (including all option terms) and the minimum term shall be five (5) years.

     2. PROJECTED BASE RENT. As set forth on Schedule 1 attached hereto. Such projected rents shall apply for the first five years of the Lease Term. For any leases having a term in excess of five (5) years, there shall be an increase in base rent effective at the beginning of the sixth (6th) Lease Year of not less than 10% over the base rent payable during the first year of the term.

     3. OPERATING EXPENSES. Tenants shall be responsible for their proportionate share of CAM Expenses.

     4. TENANT IMPROVEMENT ALLOWANCES AND MISCELLANEOUS LEASING COSTS. Tenant improvement allowances and miscellaneous leasing costs in the amounts set forth on Schedule "1" attached hereto. In the event the cost of tenant improvements and miscellaneous leasing costs to be paid by the Landlord exceed this amount, then Seller shall pay such excess costs.

     5. SECURITY DEPOSIT. Equal to one (1) month's installment of base rent and CAM Expenses. Security Deposits may be waived for "national" or "regional" tenants (which are tenants having ten (10) or more stores) with credit histories reasonably approved by Buyer.

                                   SCHEDULE 1
                                       to
                                   EXHIBIT "B"
                                (Unleased Space)

        Suite No.
      (Prospective         Square          Annual      T.I.$ Misc./           Leasing
         Tenant)           Footage      Base Rent/SF*        SF             Commissions*
      ------------         -------      ------------   ------------         -----------
1. E4.1                     8,400         $ 18.00        $  15.00           $ 25,200.00
2. E4.2                     8,400         $ 18.00        $  15.00           $ 25,200.00
3. E3.1(a)                  2,450         $ 27.00        $  15.00           $  7,350.00
4. E3.1(b)                  2,100         $ 22.00        $  15.00           $  6,300.00
5. E3.1(c)                  1,400         $ 22.00        $  15.00           $  4,200.00
6. E3.1(d)                  1,400         $ 22.00        $  15.00           $  4,200.00
7. E3.1(e)                  1,400         $ 22.00        $  15.00           $  4,200.00
8. E3.2/Panera Bread        5,200         $ 25.00        $ 125.00           $ 15,600.00


Total GLA of Unleased Space: _______


                            SCHEDULE 1 TO EXHIBIT "B"
                         TO ESCROW AND LEASING AGREEMENT

                                  EXHIBIT "B-1"

                        DEPOSITS FOR VACANT LEASED SPACE

                        Outside                                         T.I.          Unpaid
    Suite/               Rent           Base Rent      CAM*           Allowance/      Leasing
    Tenant            Comm. Date         Deposit      Deposit       Miscellaneous   Commission**
    ------            ----------        ---------     -------       -------------   ----------
1. EBGames/                                                          $ 21,000.00     $________
   E3.l(f)

2. Motherhood                             None         None              None           None
   Maternity/
   E3.1(g)

3.

4.

5.

                      ----------        --------      -------       -------------   -----------
      Total:

GLA of Vacant Leased Space:      _______

                           DEPOSITS FOR UNLEASED SPACE

                        Outside                                         T.I.          Unpaid
    Suite/               Rent         Base Rent         CAM*          Allowance/      Leasing
    Tenant            Comm. Date       Deposit         Deposit      Miscellaneous   Commission
    ------            ----------      ---------        -------      -------------   ----------
1. E4.1                   N/A       $___________    $___________    $___________    $___________

2. E4.2                   N/A       $___________    $___________    $___________    $___________

3. E3.1(a)                N/A       $___________    $___________    $___________    $___________

4. E3.1(b)                N/A       $___________    $___________    $___________    $___________

5. E3.1(c)                N/A       $___________    $___________    $___________    $___________

6. E3.1(d)                N/A       $___________    $___________    $___________    $___________

7. E3.1(e)                N/A       $___________    $___________    $___________    $___________

8. Panera Bread/E3.2                $ 195,000.00    $  23,868.00    $ 650,000.00    $  15,600.00
                                    ------------    ------------    ------------    ------------

      Total:

                                 OTHER DEPOSITS

1.   Deposits for Theatre Related Improvements: $______.
2.   Deposit for LaPalma Lease: $_______

----------
*    "Common Area Rent" and "Tax Rent" under the Master Lease.
**   Actual amount payable.

                                  EXHIBIT "B-2"

                             SUMMARY OF ALL DEPOSITS

Escrow Summary

                                             CAM Tax/
                                             Insurance       TI &         Leasing
                             Base Rent        Expense       Misc.       Commissions        Total
                             ---------       ---------      -----       -----------        -----
Unleased Space              $_________      $_________   $_________     $_________      $_________

Vacant Leased               $_________      $_________   $_________     $_________      $_________
Space
                          --------------------------------------------------------------------------
      SUBTOTAL              $_________      $_________   $_________     $_________      $_________
                          --------------------------------------------------------------------------

Theatre Related
 Improvements.........................................................................  $_________

La Palma Lease........................................................................  $_________

      TOTAL...........................................................................  $_________

                                   EXHIBIT "C"

                          BUYER'S DISBURSEMENT REQUEST

[BY TELECOPY (__)_______]                                      ___________, 200_


____________________________
____________________________
____________________________
Attn: ______________________

      Re:  Agreement dated _/ _/ 04 among
           MBK Northwest, LLC ________
           Your Escrow Account No. _________

Ladies and Gentlemen;

     This Buyer's Disbursement Request is being delivered to you by the undersigned pursuant to Section 3.1 of the Escrow and Leasing Agreement referenced above for the month of ________, 200_. Upon your receipt of this Request, please disburse the following amounts to the undersigned:

     1.   VACANT LEASED SPACE

          ________ GLA X $_______ monthly Base Rent = $________
          ________ GLA X $_______ monthly Base Rent = $________
          ________ GLA X $_____($_____ annual) CAMS = $________
                                                                  $_________

     2.   UNLEASED SPACE

          ________ GLA X $_______ monthly Base Rent = $________
          ________ GLA X $_______ monthly Base Rent = $________

                                                                  $_________
          ________ GLA X $_____($_____ annual) CAMS = $________

                                                                  $_________

     3.   LA PALMA LEASE (through 1/31/05 only)                   $ 4,266.66

               Subtotal:                                          $_________

               Less: Deduction under clause (y) Buyer:            $_________

               Total:                                             $_________

     Such amount is to be disbursed to Buyer by wire-transfer to the account of Buyer at ______________ Bank, ABA Routing No. __________, Account No. _________,
Attn: _____________.


     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.1 of the above-referenced Escrow and Leasing Agreement.

Dated: _____________, 200_            "Buyer"

                                      _________________________________________,
                                      a _______________________________________


                                      By:
                                             ----------------------------------
                                      Printed Name:
                                                    ---------------------------
                                      Title:
                                             ----------------------------------

     The undersigned approves the foregoing disbursement.

                                      MBK NORTHWEST, LLC, a Washington
                                      limited liability company


                                      By:
                                           ------------------------------------
                                           Mason L. Frank
                                           President


cc: MBK Northwest (via telecopy (503)636-1331)

                                   EXHIBIT "D"


                        APPLICATION AND CERTIFICATION FOR
                         PAYMENT OF TENANT IMPROVEMENTS
                        (or Theatre Related Improvements)


[BY TELECOPY (__)_______]

______________________________
______________________________
______________________________
Attn: ________________________

     Re:   Agreement dated _/_/04 among
           MBK Northwest, ___________
           Your Escrow Account No. __________

Ladies and Gentlemen:

     [TO BE ON SELLER'S COMPUTER GENERATED DISBURSEMENT REQUEST FORM INCLUDING APPROPRIATE AIA FORM WITH RESPECT TO ANY GENERAL CONTRACTOR BILLING]


                    Total Amount to be Disbursed to Seller:      $_________

     Such amount is to be disbursed to Seller by wire-transfer to the account of Seller at ______________ Bank, ABA Routing No. ___________, Account No.________,
Attn: _____________.

     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.2.1/Section 3.2.4 (CROSS OUT WHICHEVER SECTION IS INAPPLICABLE) of the above-referenced Escrow and Leasing Agreement.


Dated: _______________, 200_          "Seller"

                                      MBK NORTHWEST, LLC, a Washington
                                      limited liability company


                                      By:
                                           ------------------------------------
                                           Mason L. Frank
                                           President


     The undersigned approves the foregoing disbursement.

                                      "Buyer"

                                      ________________________________________,
                                      _________________________________________


                                      By:
                                             ----------------------------------
                                      Printed Name:
                                                    ---------------------------
                                      Title:
                                             ----------------------------------

cc: [NAME/FAX OF BUYER/BUYER'S AGENT]

                                  EXHIBIT "E"
                           NOTICE TO ESCROW HOLDER RE:
                         PAYMENT OF LEASING COMMISSIONS

[BY TELECOPY (__)______]

____________________________
____________________________
____________________________
Attn: ______________________

      Re:  Agreement dated _/_/04 among
           MBK Northwest LLC _________
           Your Escrow Account No. _________

Ladies and Gentlemen:

     You are hereby directed to disburse to the undersigned the amount of $________, which constitutes leasing commissions payable in connection with that certain lease of Vacant Leased Space/Unleased Space [CROSS OUT AS APPROPRIATE] at Lakewood Towne Center. Such leasing commission is payable in connection with the Lease with ____________________________________________, as tenant.

     Such amount is to be disbursed to Seller by wire-transfer to the account of Seller at _____________ Bank, ABA Routing No. __________, Account No. _________,
Attn: ___________.

     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.2.3 of the above-referenced Escrow and Leasing Agreement.

Dated: _______________, 200_          "Seller"

                                      MBK NORTHWEST, LLC, a Washington
                                      limited liability company


                                      By:
                                          ----------------------------------
                                          Mason L. Frank
                                          President

              The undersigned approves the foregoing disbursement.

                                      "Buyer"

                                      _________________________________________,
                                      a _______________________________________


                                      By:
                                             ----------------------------------
                                      Printed Name:
                                                    ---------------------------
                                      Title:
                                             ----------------------------------


cc: [NAME/FAX OF BUYER/BUYER'S AGENT]

                                   EXHIBIT "F"

                          SELLER'S DISBURSEMENT REQUEST

[BY TELECOPY (__)_____]

____________________________
____________________________
____________________________
Attn: ______________________

     Re:   Agreement dated _/_/04 among
           MBK Northwest, LLC ________
           Your Escrow Account No. _________

Ladies and Gentlemen:

     This Seller's Disbursement Request is being delivered to you pursuant to
Section 3.3 of the above-referenced Escrow and Leasing Agreement. The undersigned hereby certifies that with respect to the leasing of Vacant Leased Space/ Unleased Space [CROSS OUT AS APPLICABLE] in the amount of _______ square feet of GLA to _____________________________________ [INSERT NAME OF TENANT],
the undersigned is entitled to disbursement of funds from the Escrow Account in the aggregate amount of $_________, consisting of base lent at the rate of $_________ for _________ square feet of GLA and reimbursement of CAM Expenses at the annual rate of $________ for such GLA, for an aggregate disbursement to the undersigned of $ ________.

     The undersigned further certifies that the Tenant commenced payment of base rent and responsibility for common operating costs as of _____________, 200_.

     Such amount is to be disbursed to Seller by wire-transfer to the account of Seller at ____________ Bank, ABA Routing No. ________, Account No. ______, Attn:
_____________.

     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.3 of the above-referenced Escrow and Leasing Agreement.


Dated: _____________, 200_            "Seller"

                                      MBK NORTHWEST, LLC, a Washington
                                      limited liability company


                                      By:
                                          ----------------------------------
                                          Mason L. Frank
                                          President


              The undersigned approves the foregoing disbursement.

                                      "Buyer"

                                      ______________________________________,
                                      a______________________________________


                                      By:
                                          ----------------------------------
                                      Printed Name:
                                                    ------------------------
                                      Title:
                                             -------------------------------

cc: [NAME/FAX OF BUYER/BUYER'S AGENT]

                                   EXHIBIT "I"

                           TENANT ESTOPPEL CERTIFICATE

TO:   "Buyer"

      Inland Real Estate Acquisitions, Inc. and Inland Western Lakewood, L.L.C., and their lenders, successors and assigns
      2901 Butterfield Road
      Oak Brook, Illinois 60523
      Attention: Sharon Anderson-Cox

and

      "Buyer's Lender"

      ________________________________
      ________________________________
      ________________________________

      THIS IS TO CERTIFY THAT:

      1. The undersigned is the lessee ("Tenant") under that certain lease dated ______________ ("Original Lease") by and between ________________________
as Lessor ("Landlord") and _________________________ as Tenant, covering those certain premises commonly known and designated as ____________________________ ("Premises") located within Lakewood Towne Center, Lakewood, Washington ("Project"). The Premises consist of approximately ___________ square feet.

      2. The Original Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect (except as indicated below; if none, state "none"). The Original Lease, as so modified, changed, assigned, supplemented or amended is hereinafter referred to as the "Lease"). The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between the Tenant and the Landlord affecting or relating to the Premises or the Project. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises. A true, correct and complete copy of the Lease is attached hereto. Dates of Lease Amendments, if any: ______________________.

      3. The Tenant is not entitled to, and has made no agreement(s) with the Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent, or any other type of rental concession, including, without limitation, lease support payments or lease buy-outs (except as indicated below; if none, state "none"). _____________
________________________________________________________________________________

      4. The Tenant has accepted and now occupies the Premises, and is and has been open for business since ________________. The commencement date of the Lease term was ___________________. The termination date of the present term of the Lease, excluding unexercised renewals, is _______________. Tenant has [NO OPTION TO RENEW OR EXTEND THE TERM OF THE LEASE] _______ options to extend the term of the Lease of __ years. Tenant has no option to terminate the Lease prior to the termination date stated above.

      5. The Tenant has paid rent for the Premises for the period up to and including ___________________. The fixed minimum rent and any additional rent (including the Tenant's share of tax increases and cost of living increases) payable by the Tenant presently is $____________ per month. No such rent has been paid more than one (1) month in advance of its due date, except as indicated below (if none, state "none"). The fixed minimum rent will increase on ______ to $__________ per month. The Tenant's security deposit is $___________. Landlord has no obligation to segregate the security deposit or to pay interest thereon.

      6. (a) The Tenant has paid common area maintenance ("CAM") charges for the period up to and including __________________. The monthly CAM charge currently payable by the Tenant is $ ___________.

           (b) The Tenant has paid Property Taxes for the period up to and including ___________. The Tenant currently pays Property Taxes [insert as appropriate either: two semi-annual installments based on actual Property Taxes/on a monthly basis based on Landlord's estimate of Property Taxes].

           (c)  With respect to Tenants that pay percentage rent:

                (i) Tenant's annual gross sales volume for the calendar year ended was $___________, and the percentage rent payable, if any, was $_________.

                (ii) As of the date hereof: (x) Tenant's percentage rent rate is __________%, and (y) Tenant's annual gross sales breakpoint amount is $____________.

      7. No event has occurred and no conditions exist which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease. The Tenant has no existing defenses or offsets against the enforcement of this Lease by the Landlord.

      8. The Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $____________ (or if other than cash, describe below; if none, state "none"). All conditions under this Lease to be performed by the Landlord have been satisfied, including any work to be performed by Landlord in the Premises. The Tenant has received all required contributions by the Landlord to the Tenant on account of the Tenant's improvements.

      9. The Lease contains, and the Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all any part of the real property of which the Premises are a part.

      10. No actions, whether voluntary or otherwise, are pending against the Tenant or any general partner of the Tenant under the bankruptcy laws of the United States or any state thereof.

      11. The Tenant has not sublet the Premises to any sublessee and has not assigned any of its rights under the Lease, except as indicated below (if none, state "none").__________________________________________________________________
____________________________________________. No one except the Tenant and its employees occupies the Premises.

      12. The address for notices to be sent the Tenant is as set forth in the Lease.

      13. Tenant acknowledges that Buyer is relying on this certification in connection with Buyer's acquisition of the Project and that Buyer's Lender is relying on this Certification in connection with Buyers Lender making a loan to Buyer in connection with Buyer's acquisition of the Project.

      14. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Project, or any notice of a prior sale, transfer, assignment, pledge or, except with respect to a deed of trust in favor of San Diego National Bank, other hypothecation of the Premises or the Lease or of the rents provided for therein.

      15. No hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Project by Tenant.

      16. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws.

      17. Except as specifically set forth in the Lease, the Lease does not give the Tenant any operating exclusives for the Property.

      18. The undersigned is authorized to execute this Tenant Estoppel certificate on behalf of the Tenant.

      This certification is made with the knowledge that Buyer is about to acquire title to the Project and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Project. Tenant acknowledges that Buyer's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer's lender or its successors and assigns. In the event that a lender succeeds to landlord's interest under the Lease, Tenant agrees to attorn to the lender at lender's request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Buyer (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

      Dated as of _________________, 200_.


                                  "Tenant"

                                  ________________________________,
                                  a ______________________________


                                  By:
                                      ----------------------------

                                  Its:
                                      ----------------------------

                                  EXHIBIT "I-1"

                          SELLER ESTOPPEL CERTIFICATE

TO:  "Buyer"

     Inland Real Estate Acquisitions, Inc. and Inland Western Lakewood, L.L.C, and their lenders, successors and assigns
     2901 Butterfield Road
     Oak Brook, Illinois 60523
     Attention: Sharon Anderson-Cox

and

     "Buyer's Lender"

     _________________________________
     _________________________________
     _________________________________

     THIS IS TO CERTIFY THAT:

     1. The undersigned is the landlord ("Landlord") under that certain lease dated ______________ ("Original Lease") by and between Landlord, as Lessor, and _______________, as Tenant, covering those certain premises commonly known and designated as _________________________________ ("Premises") located within
Lakewood Towne Center, Lakewood, Washington ("Project"). The Premises consist of approximately _______ square feet.

     2. The Original Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect (except as indicated below; if none, state "none"). The Original Lease, as so modified, changed, assigned, supplemented or amended is hereinafter referred to as the "Lease"). The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between the Tenant and the Landlord affecting or relating to the Premises or the Project. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises. ______________________________________________________________________
__________________________________________. A true, correct and complete copy of the Lease is attached hereto. Date of Lease Amendments, if any: _______________.

     3. The Tenant is not entitled to, and has made no agreement(s) with the Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent, or any other type of rental concession, including, without limitation, lease support payments or lease buy-outs (except as indicated below; if none, state "none"). _____________
_________________________________________________________________________

     4. The Tenant has accepted and, to the undersigned's actual knowledge, now occupies the Premises and is and has been open for business since ________________. The commencement date of the Lease term was _______________. The termination date of the present term of the Lease, excluding unexercised renewals, is ______________. Tenant has [NO OPTION TO RENEW OR EXTEND THE TERM OF THE LEASE] _____ options to extend the term of the Lease of __ years. Tenant has no option to terminate the Lease prior to the termination date stated above.

     5. The Tenant has paid rent for the Premises for the period up to and including ___________________. The fixed minimum rent and any additional rent (including the Tenant's share of tax increases and cost of living increases) payable by the Tenant presently is $____________ per month. No such rent has been paid more than one (1) month in advance of its due date, except as indicated below (if none, state "none"). The fixed minimum rent will increase on ________ to $__________ per month. The Tenant's security deposit is $__________. Landlord has no obligation to segregate the security deposit or to pay interest thereon.

     6. (a) The Tenant has paid common area maintenance ("CAM") charges for the period up to and including ________________. The monthly CAM charge currently payable by the Tenant is $ _________.

           (b) The Tenant has paid Property Taxes for the period up to and including ____________. The Tenant currently pays Property Taxes [inset as appropriate either: two semi-annual installments based on actual Property Taxes/ on a monthly basis based on Landlord's estimate of Property Taxes].

           (c)  With respect to Tenants that pay percentage rent:

                (i) Tenant's annual gross sales volume for the calendar year ended was $____________, and the percentage rent payable, if any, was $_____________.

                (ii) As of the date hereof: (x) Tenant's percentage rent rate is _____________%, and (y) Tenant's annual gross sales breakpoint amount is $____________.

     7. No event has occurred and no conditions exist which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease. To the undersigned's actual knowledge, the Tenant has no existing defenses or offsets against the enforcement of this Lease by the Landlord.

     8. The Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $_________ (or if other than cash, describe below; if none, state "none"). All conditions under this Lease to be performed by the Landlord have been satisfied, including any work to be performed by Landlord in the Premises. The Tenant has received all required contributions by the Landlord to the Tenant on account of the Tenant's improvements.

     9. The Lease contains, and the Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all any part of the real property of which the Premises are a part.

     10. To the undersigned's actual knowledge, no actions, whether voluntary or otherwise, are pending against the Tenant or any general partner of the Tenant under the bankruptcy laws of the United States or any state thereof.

     11. To the undersigned's actual knowledge, the Tenant has not sublet the Premises to any sublessee and has not assigned any of its rights under the Lease, except as indicated below (if none, state "none"). To the undersigned's actual knowledge, no one except the Tenant and its employees occupies the Premises. ______________________________________________________________________
____________________________________________________.

     12. The address for notices to be sent the Tenant is as set forth in the Lease.

     13. Landlord acknowledges that Buyer is relying on this certification in connection with Buyer's acquisition of the Project and that Buyer's Lender is relying on this Certification in connection with Buyer's Lender making a loan to Buyer in connection with Buyer's acquisition of the Project.

     14. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Project, or any notice of a prior sale, transfer, assignment, pledge or, except with respect to a deed of trust in favor of San Diego National Bank, other hypothecation of the Premises or the Lease or of the rents provided for therein.

     15. No hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Project by Tenant.

     16. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws.

     17. Except as specifically set forth in the Lease, the Lease does not give the Tenant any operating exclusives for the Property.

     18. The undersigned is authorized to execute this Seller Estoppel Certificate on behalf of the Landlord.

     This certification is made with the knowledge that Buyer is about to acquire title to the Project and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Project. Landlord acknowledges that Buyer's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. Landlord further acknowledges and agrees that Buyer (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

     Dated as of_______________, 200_.

                             MBK NORTHWEST, LLC, a Washington limited liability company


                             By:
                                  ----------------------------------
                                  Mason L. Frank
                                  President

                                   EXHIBIT "J"

                              SPECIAL WARRANTY DEED

RECORDED AT THE REQUEST OF AND
AFTER RECORDING RETURN TO:

_____________________
_____________________
_____________________
_____________________

-------------------------------------------------------------------------------

                              SPECIAL WARRANTY DEED

Grantor: MBK NORTHWEST, LLC, a Washington limited liability company

Grantee:              _________________________, a _______________________

Legal Description:    See Exhibit "A" attached hereto and incorporated herein
                      by this reference.

Tax Parcel Nos.       Parcel


GRANTOR, MBK NORTHWEST, LLC, a Washington limited liability company, for and in consideration of good and valuable consideration, in hand paid, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys and confirms to GRANTEE, _______________________, a ___________________,
that certain real property situated in the County of Pierce, State of Washington, legally described on EXHIBIT A attached hereto and made a part hereof.

This Deed and the warranty of title contained herein are made expressly subject to the items set forth on EXHIBIT B attached hereto and made a part hereof.

Grantor will warrant and forever defend the right and title to the above described property unto Grantee against the lawful claims of all persons owning, holding or claiming by, through or under Grantor, but not otherwise.

                     DATED as of ____________________, 2004.

                                     GRANTOR:

                                     MBK NORTHWEST, LLC, a Washington limited liability company


                                     By:
                                           ----------------------------------
                                           Mason L. Frank
                                           President

EXHIBIT A:  Legal Description
EXHIBIT B:  Permitted Exceptions

                                    EXHIBIT A

                              SPECIAL WARRANTY DEED


                                LEGAL DESCRIPTION


                                   EXHIBIT "A"
                            TO SPECIAL WARRANTY DEED

                              EXHIBIT B TO SPECIAL
                                  WARRANTY DEED


                             LIENS AND ENCUMBRANCES


                                   EXHIBIT "B"
                            TO SPECIAL WARRANTY DEED

                                   EXHIBIT "K"

                     AFFIDAVIT OF NON-FOREIGN PERSON STATUS

          This Declaration is made in connection with the sale of the real property commonly known as Lakewood Towne Center located in the City of Lakewood, County of Pierce, State of Washington.

          Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of the property described above, the undersigned transferor hereby certifies the following:

          1. Transferor, MBK NORTHWEST, LLC, a Washington limited liability company, is not a foreign person for purposes of U.S. income taxation;

          2. Transferor's United States taxpayer identification number is 59-3772843;

          3. Transferor's office address is 4949 S.W. Meadows Road, Suite 675, Lake Oswego, Oregon 97035.

          The undersigned transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement made here could be punished by fine, imprisonment or both.

          Under penalty of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and that I have authority to sign this document on behalf of the transferor.

DATED: ____________, 2004                  "TRANSFEROR"

                                           MBK NORTHWEST, LLC, a Washington
                                           limited liability company


                                           By:
                                                ---------------------------
                                                Mason L. Frank
                                                President


Purchaser must retain this certification until the end of the fifth taxable year following the taxable year in which the transfer takes place, and make it available to the Internal Revenue Service upon request.

                                   EXHIBIT "L"

             CERTIFICATE OF TRUTH OF REPRESENTATIONS AND WARRANTIES

          MBK NORTHWEST, LLC, a Washington limited liability company ("Seller") hereby declares, certifies, represents and warrants to Seller's knowledge that all of the representations and warranties of Seller set forth in SECTION 7.1 of that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions (the "Purchase Agreement"), dated as of ____________, 2004, by and between Seller and ________________________, a ____________________ ("Buyer"),
are true and correct as of the date of the execution of this Certificate and shall be true as of the date of the closing of the purchase and sale transaction contemplated in the Purchase Agreement [except as follows: _____________________
___________________________________________________________________________
(INSERT EXCEPTIONS, IF ANY)].

          This certificate is made and entered into for the benefit of Buyer and its successors and assigns under the Purchase Agreement and to the "Project" (as that term is defined in the Purchase Agreement) acquired pursuant thereto.

          Executed as of ________________, 2004.

                                "Seller"

                                MBK NORTHWEST, LLC, a Washington limited liability company


                                By:
                                       ---------------------------------
                                       Mason L. Frank
                                       President

                                  EXHIBIT "L-1"

             CERTIFICATE OF TRUTH OF REPRESENTATIONS AND WARRANTIES

          ______________________, a ____________________ ("Buyer") hereby declares, certifies, represents and warrants that all of the representations and warranties of Buyer set forth in SECTION 7.2 of that certain Agreement of Purchase and Sale of Real Property and Escrow Instructions (the "Purchase Agreement"), dated as of _____________, 2004, by and between MBK NORTHWEST, LLC, a Washington limited liability company ("Seller") and Buyer, as such representations and warranties may be qualified by Buyer's knowledge, are true and correct as of the date of the execution of this Certificate and shall be true as of the date of the closing of the purchase and sale transaction contemplated in the Purchase Agreement.

          This certificate is made and entered into for the benefit of Seller and its successors and assigns under the Purchase Agreement and to the "Project" (as that term is defined in the Purchase Agreement) acquired pursuant thereto.

          Executed as of ____________, 2004.

                                      "Buyer"

                                      _________________, a __________________

                                      ___________


                                      By:
                                            --------------------------------
                                      Its:
                                            --------------------------------

                                   EXHIBIT "M"

                           RESTRICTIVE USE DECLARATION


              [TO BE NEGOTIATED PRIOR TO END OF INSPECTION PERIOD]

                                   EXHIBIT "N"

                             THEATRE LEASE AMENDMENT

                         SECOND COMBINED LEASE AMENDMENT
                   (PLITT THEATRES, INC., DBA CLNEPLEX ODEON)

     THIS SECOND COMBINED LEASE AMENDMENT (this "SECOND COMBINED LEASE AMENDMENT"), made as of April ____, 2004 (the "EXECUTION DATE"), by and between MBK NORTHWEST LLC, a Washington limited liability company ("LANDLORD"), and PLITT THEATRES, INC., a Delaware corporation dba Cineplex Odeon ("TENANT").

                                 R E C I T A L S

     A. By Lease dated December 6, 1989, as amended by First Lease Amendment dated August 24, 1995 (as amended, the "ORIGINAL LEASE"), Lakewood Mall II Limited Partnership, a Washington limited partnership ("ORIGINAL LANDLORD"), leased to Tenant, and Tenant leased from Original Landlord certain premises (the "ORIGINAL PREMISES") located in that certain shopping center commonly known as Lakewood Towne Center and formerly known as Lakewood Mall (the "SHOPPING CENTER"), located in Lakewood, Washington.

     B. By Lease dated August 24, 1995, as amended by First Lease Amendment dated April 1, 1996, and by Second Lease Amendment dated May 27, 1997 (as amended, the "EXPANSION LEASED"), Original Landlord leased to Tenant and Tenant leased from Original Landlord certain additional premises (the "EXPANSION PREMISES") in the Shopping Center.

     C. The Original Lease and the Expansion Lease were amended by that certain Amendment to Leases dated March 31, 2002 (the "FIRST COMBINED LEASE AMENDMENT").

     D. The Original Lease and the Expansion Lease, as amended by the First Combined Lease Amendment, are sometimes hereinafter collectively referred to as the "Leases" and individually as a "Lease." The Original Premises and the Expansion Premises are sometimes hereinafter collectively referred to as the "PREMISES". The current term of each of the Leases (without taking into account unexercised extension options) is scheduled to expire on November 30, 2011, subject to earlier termination as expressly provided therein.

     E.   Landlord is a successor-in-interest to Original Landlord.

     F. In connection with Landlord's redevelopment of the Shopping Center, and in consideration of Landlord constructing an exterior facade to the Premises and completing the other "Landlord's Refurbishment Work" {defined below), the parties desire to modify each of the Leases to accommodate Landlord's Refurbishment Work, to revise the termination rights of Landlord and Tenant under the First Combined Lease Amendment and to modify Tenant's rental obligations under the Leases, as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. EXTERIOR CONSTRUCTION. Landlord hereby agrees, at Landlord's sole cost and expense, to: (i) remove the remaining portion of the former enclosed mall improvements located adjacent to the Premises and replace such area with a parking area and related common area improvements substantially as shown on the Site Plan attached hereto as EXHIBIT "A" and incorporated herein by this reference, and (ii) modify and reconstruct the exterior facade of the Premises (collectively, "LANDLORD'S REFURBISHMENT WORK"). Landlord shall deliver detailed plans and specifications for Landlord's Refurbishment Work to Tenant within ten
(10) days after the date hereof for Tenant's review and approval (which approval Tenant agrees shall not be unreasonably withheld or delayed provided that the same are substantially as shown on the elevations attached hereto as EXHIBIT "B" and incorporated herein by this reference). Subject to Landlord obtaining building permits therefor (which Landlord agrees to apply for by May 15, 2004 and thereafter use diligent efforts to obtain), Landlord agrees to commence Landlord's Refurbishment Work by the later to occur of (a) July 6, 2004, or (b) forty-five (45) days after an executed, notarized copy of this Second Combined Lease Amendment has been delivered by Tenant to Landlord and to complete Landlord's Refurbishment Work within one hundred and forty (140) days thereafter, subject to "unavoidable delays" within the meaning of such term set forth in Section 15.10 of the Expansion Lease. All work to be performed by Landlord under this Section 1 shall be promptly performed in accordance with the construction practices of first-class shopping standards in the State of Washington, in a lien-free, good and workmanlike manner and in accordance with applicable legal requirements. Landlord shall endeavor to minimize the interference with Tenant's business caused by Landlord's Refurbishment Work. Subject to Tenant's obtaining permits therefor from the City of Lakewood, Tenant shall furnish and install new identification signage on the exterior of the Premises at Tenant's sole cost and expense, which signage shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Landlord shall promptly notify Tenant if, as and when Landlord's Refurbishment Work is substantially completed.

     2. MINIMUM RENT. Section 2 of the First Combined Lease Amendment sets forth Tenant's Minimum Rent obligations under the Leases. Currently and through December 31, 2004, Tenant's Annual Minimum Rent is payable at the rate of Three Hundred Eight Thousand Two Hundred Forty-Five Dollars Eighty Cents ($308,245.80) per annum under the Original Lease and through November 30, 2006 two Hundred Eight Thousand Five Hundred Seventy Dollars Eight Cents ($208,570.08) per annum under the Expansion Lease, for an aggregate Minimum Rent of Five Hundred Sixteen Thousand Eight Hummed Fifteen Dollars Eighty-Eight Cents ($516,815.88) per annum ("CURRENT ANNUAL MINIMUM RENT"), Notwithstanding the foregoing and anything to the contrary contained in the Original Lease, the Expansion Lease or the First Combined Lease Amendment, Landlord and Tenant hereby agree that during the period from the Execution Date to the date which is three (3) years after substantial completion of Landlord's Refurbishment Work (the "CONSTRUCTION COMPLETION DATE"), Tenant shall pay the Current Annual Minimum Rent to Landlord (instead of the Minimum Rent set forth in the schedule set forth in Section 2 of the First Combined Lease Amendment) as follows:

          (a)  MINIMUM RENT UNDER THE ORIGINAL LEASE

                        Annual
                     Minimum Rent   Monthly Rent
                     ------------   ------------
                     $ 308,245.80   $  25,687.15

          (b)  MINIMUM RENT UNDER THE EXPANSION LEASE

                        Annual
                     Minimum Rent   Monthly Rent
                     ------------   ------------
                     $ 208,570.08   $  17,380.84

Thereafter, Tenant's Annual Minimum Rent shall be as follows through and including November 30, 2011, or the earlier termination of the Leases:

          (c)  MINIMUM RENT UNDER THE ORIGINAL LEASE

                        Annual
                     Minimum Rent   Monthly Rent
                     ------------   ------------
                     $ 354,455.16   $  29,537.93

          (d)  MINIMUM RENT UNDER THE EXPANSION LEASE

                        Annual
                     Minimum Rent   Monthly Rent
                     ------------   ------------
                     $ 239,049.48   $  19,920.79

          All other amounts payable by Tenant to Landlord under the Leases, or any amendments thereto, shall continue to be payable in accordance with the terms thereof. Nothing contained herein is intended to modify amounts payable as Minimum Rent under the Leases for any duly exercised Option to extend the Term of the Original Lease or the Expansion Lease, as applicable. Minimum Rent for each such Extension Term shall be calculated based on the Minimum Rent which would have been in effect during the Lease Year immediately preceding the commencement of such Extension Term, without regard to this Second Combined Lease Amendment.

     3. EARLY TERMINATION. Section 5 of the First Combined Lease Amendment is hereby amended by adding the following provisions at the end of such Section 5:

          "Notwithstanding anything to the contrary set forth herein (i) no Termination Notice delivered by Landlord pursuant to this Section 5 shall provide for a termination date prior to the date that is one (1) year after the Construction Completion Date (defined in Section 2 of this Second Combined Lease Amendment), and (ii) no Termination Notice delivered by Tenant pursuant to this Section 5 shall provide for a termination date prior to the date that is the earlier of (x) thirty (30) months after the Construction Completion Date or (y) April 1, 2007."

     4. BINDING EFFECT. This Second Combined Lease Amendment shall be binding on the parties hereto and their respective successors and assigns.

     5. REPRESENTATION REGARDING AUTHORITY. Landlord represents and warrants to Tenant that San Diego National Bank, a national banking association ("LENDER") is the holder of the only mortgage, ground lease or other lien superior to the Leases which requires the consent of the holder thereof to the effectiveness of this Second Combined Lease Amendment. Landlord covenants and agrees to use Landlord's reasonable efforts to obtain the written consent of Lender to this Second Combined Lease Amendment and shall promptly notify Tenant if, as and when the consent of Lender is so obtained (which notice shall be accompanied by a copy of such consent). If such consent is not obtained within thirty (30) days after the date hereof, this Second Combined Lease Amendment shall be null and void and of no further force or effect. Subject to Landlord obtaining such consent from San Diego National Bank, Landlord hereby represents and warrants to Tenant that Landlord has the authority to enter into this Second Combined Lease Amendment and has obtained all consents necessary for the execution hereof by Landlord and the taking of the actions of Landlord contemplated hereby. Tenant hereby represents and warrants to Landlord that Tenant has the authority to enter into this Second Combined Lease Amendment and has obtained all consents necessary for the execution hereof by Tenant and the taking of the actions of Tenant contemplated hereby.

     6. RATIFICATION; FULL FORCE AND EFFECT. Except as otherwise specifically set forth herein, all of the other terms and conditions of the Original Lease, the Expansion Lease and the First Combined Lease Amendment shall remain in full force and effect.

     7. MISCELLANEOUS PROVISIONS. If there is any conflict or inconsistency between the terms and conditions of this Second Combined Lease Amendment and the terms and conditions of the Leases, the terms and conditions of this Second Combined Lease Amendment shall govern and control the rights and obligations of the parties. This Second Combined Lease Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington. In the event any action is instituted by either party for the purpose of enforcing or interpreting any provision of this Second Combined Lease Amendment, the prevailing party in such action shall be entitled to such party's reasonable attorneys' fees, expert witnesses' fees and related costs. This Second Combined Lease Amendment may he executed in counterparts, each of which shall constitute an original and all of which, together, shall constitute a single instrument. Facsimile signatures to this Second Combined Lease Amendment shall count the same as originals.

     IN WITNESS THEREOF, The parties have executed this Second Combined Lease Amendment as of the Execution Date.

                                          LANDLORD:

                                          MBK NORTHWEST, LLC,
                                          a Washington limited liability company


                                          By:
                                              ----------------------------------
                                                    Mason L. Frank,
                                                    President

                                          TENANT:

                                          PLITT THEATRES, INC.,
                                          a Delaware corporation
                                          dba Cineplex Odeon


                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

Exhibit "A":   Site Plan
Exhibit "B":   Exterior Elevations

                                 ACKNOWLEDGMENT

STATE OF ________________)
                         )ss.
COUNTY OF _______________)

     On _______________, 2004, before me, the undersigned, a notary public, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


                                              ----------------------------------
                                                        Notary Public

                                              ----------------------------------
                                                    Name (typed or printed)
          [Notarial Seal]


STATE OF ________________)
                         )ss.
COUNTY OF _______________)

     On _______________, 2004, before me, the undersigned, a notary public, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his /her /their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person{s) acted, executed the instrument.

     WITNESS my hand and official seal.


                                              ----------------------------------
                                                        Notary Public

                                              ----------------------------------
                                                    Name (typed or printed)

          [Notarial Seal]

STATE OF ________________)
                         )ss.
COUNTY OF _______________)

     On _______________, 2004, before me, the undersigned, a notary public, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the acted, executed the instrument.

     WITNESS my hand and official seal.


                                              ----------------------------------
                                                        Notary Public

                                              ----------------------------------
                                                    Name (typed or printed)

          [Notarial Seal]

                                   EXHIBIT "O"

                                  MASTER LEASE


   [IF REQUIRED BY BUYER, TO BE NEGOTIATED PRIOR TO END OF INSPECTION PERIOD]

                                 SCHEDULE 7.1.1

                                 UNLEASED SPACE

Suite                    Proposed Tenant         GLA
-----                    ---------------         ---
E4.1/____                                       8,400
E4.2/____                                       8,400
E3.1(a)/____                                    2,450
E3.1(b)/____                                    2,100
E3.1(c)/____                                    1,400
E3.1(d)/____                                    1,400
E3.1(e)/____                                    1,400
E3.2/Panera                                     5,200
Bread

                                 Schedule 7.1.1

                                 SCHEDULE 7.1.2

                    UNFINISHED/DEFECTIVE TENANT IMPROVEMENTS


               [TO BE COMPLETED PRIOR TO END OF INSPECTION PERIOD]


                                 Schedule 7.1.2

                                 SCHEDULE 7.1.8

                              ENVIRONMENTAL MATTERS

       DATE      TYPE      TITLE                                  AUTHOR
       ----      ----      -----                                  ------
1.     1/1/87    Report    Preliminary Environmental Audit        Earth Consultants, Inc.

2.     1/1/96    Report    Phase I Environmental Site             Roy F. Weston, Inc.
                           Assessment

3.     11/23/98  Report    Phase I Environmental Site             Hillmann Environmental
                           Assessment                             Company

4.     12/21/98  Report    Phase II Environmental Site            Hillmann Environmental
                           Assessment                             Company

5.     5/1/00    Report    Phase I Environmental Site             Herrera
                           Assessment - Lakewood Mall I & II

6.     5/30/00   Report    Existing Building Condition Survey     Marx/Okubo Associates

7.     6/9/00    Letter    Lakewood Mall Phase II                 Herrera
                           Preliminary Findings

8.     8/25/00   Letter    Independent Action Notification        Impact Environmental
                           Regarding Lakewood Mall

9.     9/6/00    Report    Quarterly Status Report-               Herrera
                           GW results from August 2000
                           sampling event (3rd Qtr, '00)

10.    10/4/00   Report    Acknowledgement of Notification        Washington State
                           of Hazardous Waste Activity            Department of Ecology
                           (Verification)

11.    1/3/01    Report    Quarterly Status Report -              Herrera
                           GW results from December 2000
                           sampling event (4th Qtr, '00)

12.    2/1/01    Report    Phase II Environmental Site            Herrera
                           Assessment - Lakewood Mall I & II

13.    3/6/01    Report    GW Quarterly Status Report             Herrera
                           (1st Qtr, '01)

14.    3/23/01   Letter    Independent Action Notification        Perkins Coie
                           Regarding Lakewood Mall

15.    6/5/01    Report    GW Quarterly Status Report             Herrera
                           (2nd Qtr, '01)

16.    6/25/01   Letter    Lakewood Mall.                         Perkins Coie

17.    7/2/01    Letter    Independent Action Notification        Perkins Coie
                           Regarding Lakewood Mall

18.    10/3/01   Report    GW Quarterly Status Report             Herrera
                           (3rd Qtr, '0l)

19.    1/1/02    Report    GW Monitoring Annual Summary           Herrera
                           Report (4th Qtr, '01)

                                 Schedule 7.1.8

20.    2/1/02    Report    Phase I Environmental Site             Herrera
                           Assessment - Lakewood
                           Towne Center

21.    3/14/02   Letter    Phase I Environmental Site             Herrera
                           Assessment - Lakewood
                           Towns Center

22.    3/15/02   Report    GW Quarterly Status Report             Herrera
                           (1st Qtr, '02)

23.    6/1/02    Report    Limited Phase II Site                  Herrera
                           Investigation and GW Quarterly
                           Status Report - Lakewood Towne
                           Center (2nd Qtr, '02)

24.    10/1/02   Report    GW Quarterly Status Report             Herrera
                           (3rd Qtr, '02)

25.    11/7/02   Report    Study of Phosphorus Sources in         URS
                           GW Entering Lake Steilacoom

26.    11/25/02  Letter    Phosphorous Testing at                 VC&T
                           Lakewood Mall

27.    1/1/03    Report    GW Monitoring Annual Summary           Herrera
                           Report (4th Qtr, '02)

28.    2/6/03    Letter    PCE-Contaminated Ground Water          MBK
                           Monitoring (Voluntary Clean-Up
                           Application)

29.    4/4/03    Report    GW Quarterly Status Report             Herrera
                           (1st Qtr, '03)

30.    7/1/03    Report    Limited Phase II Site Investigation -  Herrera
                           Villa One-Hour Cleaners

31.    7/28/03   Proposal  Site Assessment Evaluation and         Brown & Caldwell
                           HRC Injection

32.    8/1/03    Report    GW Quarterly Status Report             Herrera
                           (2nd Qtr, '03)

33.    9/23/03   Report    GW Quarterly Status Report             Herrera
                           (3rd Qtr, '03)

34.    9/30/03   News      Steilacoom Lake: Who's cleaning        The New Tribune
                           up?

35.    1/22/04   Report    GW Monitoring Update -                 Brown & Caldwell
                           Lakewood Towne Center
                           (4th Qtr, '03)

36.    4/19/04   Report    GW Monitoring Update                   Brown & Caldwell
                           (1st Qtr, '04)

                                 Schedule 7.1.8

                                 SCHEDULE 7.1.9

                                   LITIGATION

1.   Donald R. Smith vs. Pierce County Transportation Benefit Area Authority

     TYPE OF ACTION:           PERSONAL INJURY (LAKEWOOD TOWNE CENTER)
     DATE OF LOSS:             OCTOBER 9, 2002
     CLAIM VALUE:              UNSPECIFIED AMOUNT IN EXCESS OF $20,000
     MBK SIR:                  $0
     LEAD DEFENSE COUNSEL:     NET YET ASSIGNED
     MBK INSURERS:             CAN (CONTINENTAL) PRIMARY, LYNN BACAN, CLAIMS
                               SPECIALIST; ROYAL INSURANCE EXCESS

     10/29/03      DONALD R. SMITH FILED SUIT AGAINST PIERCE TRANSIT.
     01/13/04      COUNSEL FOR PIERCE TRANSMIT SENT A LETTER TO LAKEWOOD
                   TOWNE CENTER AND TO MBK'S CORPORATE COUNSEL, VOSS, COOK &
                   THEL, DEMANDING THAT MBK DEFEND ITS INTERESTS PURSUANT TO
                   A MAINTENANCE CONTRACT BETWEEN PIERCE TRANSIT AND MBK
                   NORTHWEST, LTD.
     01/19/04      DOCUMENTATION WAS RECEIVED BY RISK MANAGEMENT AND
                   TRANSMITTED TO INSURANCE CARRIERS TO PROTECT MBK INTERESTS.
     01/23/04      CAN HAS ACKNOWLEDGED THE CLAIM FOR MBK. AN ANSWER MUST BE
                   FILED WITH THE COURT BY 02/04/04. CAN DIRECTED PIERCE
                   TRANSIT'S COUNSEL TO FILE AN INDEPENDENT ANSWER TO THE CLAIM.

2. On January 6, 2004, Steven Pulcino allegedly slipped and fell in the parking lot in front of Dollar Store. Insurance company is currently contacting claimant. Firemen's Fund Claim number 00404068009, insurance claims adjuster: Rachel Sievers (telephone 1-800-722-4261). Adjuster is to contact insured.


                                 Schedule 7.1.9

                                 SCHEDULE 7.1.18

                             PERMITS, AUTHORIZATIONS

1.   Certificates of Occupancy/Inspection Records

2.   Electronic Reader Board Sign Permits/Other Sign Permits

3.   Permanent Sign Permits

4.   Business License/Other

5.   Stormwater Discharge Permit

                                 Schedule 7.1.18